WAREHOUSING CREDIT AND SECURITY AGREEMENT
                         (SINGLE-FAMILY MORTGAGE LOANS)

                                     BETWEEN

                MONUMENT MORTGAGE, INC., a California corporation

                                       AND

                        RESIDENTIAL FUNDING CORPORATION,
                             a Delaware corporation

                           Dated as of March 22 , 1995



---------------------------------------------------------------------------
----

---------------------------------------------------------------------------
----

                                TABLE OF CONTENTS


PAGE
1. DEFINITIONS
 ...............................................................1
   1.1.Defined
Terms..........................................................1
   1.2.Other Definitional
Provisions.........................................15
2. THE
CREDIT................................................................15
   2.1.The Warehousing
Commitment............................................15
   2.2.Procedures for Obtaining Warehousing
Advances.........................17
   2.3.The Term Loan
Commitment..............................................19
   2.4.Procedures for Obtaining Term Loan
Advances...........................19
   2.5.The Working Capital
Commitment........................................21
   2.6.Procedures for Obtaining Working Capital
Advances.....................21

2.7.Notes.................................................................2
2

2.8.Interest..............................................................2
2
   2.9.Principal
Payments....................................................23
   2.10.Expiration of
Commitments............................................26
   2.11.Method of Making
Payments............................................27
   2.12.Warehousing Commitment
Fee...........................................27
   2.13.Working Capital Commitment
Fee.......................................27
   2.13. Working Capital Maturity
Date.......................................28
   2.14.Term Loan Commitment
Fee.............................................28
   2.15.Warehousing
Fees.....................................................28
   2.16.Miscellaneous
Charges................................................28
   2.17.Interest
Limitation..................................................29
   2.18.Increased Costs: Capital
Requirements................................29
3.
COLLATERAL................................................................3
0
   3.1.Grant of Security
Interest............................................30
   3.2.Release of Security Interest in
Collateral............................32
   3.3.Delivery of Additional Collateral or Mandatory
Prepaymt...............33
   3.4.Release of Warehousing
Collateral.....................................34
   3.5.Collection and Servicing
Rights.......................................34
   3.6.Return of Collateral at End of
Commitment.............................34
4. CONDITIONS
PRECEDENT......................................................35
   4.1.Initial
Advance.......................................................35
   4.2.Each
Advance..........................................................37
5. REPRESENTATIONS AND
WARRANTIES............................................38
   5.1.Organization: Good Standing;
Subsidiaries.............................38
   5.2.Authorization and
Enforceability......................................38

5.3.Approvals.............................................................3
9
   5.4.Financial
Condition...................................................39

5.5.Litigation............................................................3
9
   5.6.Compliance with
Laws..................................................40
   5.7.Regulations G and
U...................................................40
   5.8.Investment Company
Act................................................40
   5.9.Payment of
Taxes......................................................40

5.10.Agreements...........................................................4
0
   5.11.Title to
Properties..................................................41

5.12.ERISA................................................................4
1

5.13.Eligibility..........................................................4
1
   5.14.Place of
Business....................................................42
   5.15.Special Representations Concerning
Collateral........................42

5.16.Servicing............................................................4
4
   5.17.Special Representations Concerning Pledged Servicing
Contracts.......44
   5.18.Special Representations Concerning
Receivables.......................45
6. AFFIRMATIVE
COVENANTS.....................................................46
   6.1.Payment of
Notes......................................................46
   6.2.Financial Statements and Other
Reports................................46
   6.3.Maintenance of Existence; Conduct of
Business.........................48
   6.4.Compliance with Applicable
Laws.......................................48
   6.5.Inspection of Properties and
Books....................................48

6.6.Notice................................................................4
9
   6.7.Payment of Debt, Taxes,
etc...........................................49

6.8.Insurance.............................................................4
9
   6.9.Closing
Instructions..................................................50
   6.10.Subordination of Certain
Indebtedness................................50
   6.11.Other Loan
Obligations...............................................50
   6.12.Use of Proceeds of
Advances..........................................50
   6.13.Special Affirmative Covenants Concerning
Collateral..................50
7. NEGATIVE
COVENANTS........................................................51
   7.1.Contingent
Liabilities................................................52
   7.2.Sale or Pledge of Servicing
Contracts.................................52
   7.3.Merger; Sale of Assets;
Acquisitions..................................52
   7.4.Deferral of Subordinated
Debt.........................................52
   7.5.Loss of
Eligibility...................................................52
   7.6.Current
Ratio.........................................................52
   7.7.Debt to Adjusted Tangible Net Worth
Ratio.............................52
   7.8.Minimum Tangible Net
Worth............................................52
   7.9.Minimum Adjusted Tangible Net
Worth...................................52
   7.10.Minimum Servicing
Portfolio..........................................52

7.11.Dividends............................................................5
3
   7.12.Transactions with
Affiliates.........................................53
   7.13.Acquisition of Recourse Servicing
Contracts..........................53
   7.14.Special Negative Covenants Concerning
Collateral.....................53
8. DEFAULTS;
REMEDIES........................................................53
   8.1.Events of
Default.....................................................53

8.2.Remedies..............................................................5
6
   8.3.Application of
Proceeds...............................................59
   8.4.Lender Appointed Attorney-in-
Fact.....................................60
   8.5.Right of Set-
Off......................................................61
9.
NOTICES...................................................................6
1
10. REIMBURSEMENT OF EXPENSES;
INDEMNITY.....................................62
11. FINANCIAL
INFORMATION....................................................62
12.
MISCELLANEOUS............................................................63
   12.1.Terms Binding Upon Successors Survival of
Representations............63

12.2.Assignment...........................................................6
3

12.3.Amendments...........................................................6
3
   12.4.Governing
Law........................................................63

12.5.Participations.......................................................6
3
   12.6.Relationship of the
Parties..........................................63

12.7.Severability.........................................................6
4
   12.8.Operational
Reviews..................................................64
   12.9.Consent to Credit
References.........................................64
   12.10.Consent to
Jurisdiction.............................................64

12.11.Counterparts........................................................6
4
   12.12.Entire
Agreement....................................................65
   12.13.WAIVER OF JURY
TRIAL................................................65

                                    EXHIBITS


Exhibit A-1                   Warehousing Promissory Note
Exhibit A-2                   Sublimit Promissory Note
Exhibit A-3                   Working Capital Promissory Note
Exhibit A-4                   Term Loan Promissory Note

Exhibit B-1                   Guaranty of James W.  Noack
Exhibit B-2                   Guaranty of James A.  Umphryes

Exhibit C-SF                  Request for Advance Against Single Family
Mortgage
                              Loans

Exhibit C-TL                  Term Loan Advance Request

Exhibit C-WC                  Working Capital Advance Request

Exhibit D-SF                  Procedures and Documentation for Warehousing
                              Single Family Mortgage Loans

Exhibit D-TL                  Procedures and Documentation for Requesting
Term
                              Loan Advances

Exhibit E                     Schedule of Servicing Contracts

Exhibit F                     Subordination of Debt Agreement

Exhibit G                     Subsidiaries

Exhibit H                     Legal Opinion

Exhibit I-SF                  Officer's Certificate

Exhibit J                     Schedule of Existing Warehouse Lines

Exhibit K                     Funding Bank Agreement (Wire)

Exhibit L                     Commitment Summary Report

Exhibit M                     Bailee Pledge Agreement

     THIS  WAREHOUSING  CREDIT AND  SECURITY  AGREEMENT,  dated as of March
22 ,
1995,  between  MONUMENT  MORTGAGE,   INC.  ,  a  California   corporation
(the
"Company"), having its principal office at 3021 Citrus Circle, Suite 150,
Walnut
Creek,  California  94598  and  RESIDENTIAL  FUNDING  CORPORATION,   a
Delaware
corporation (the "Lendern),  having its principal office at 8400 Normandale
Lake
Blvd., Suite 600, Minneapolis, Minnesota 55437.

     WHEREAS, the Company and the Lender desire to set forth herein the terms and conditions upon which the Lender shall provide warehouse financing, related working capital financing and term loan financing to the Company;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

1.   DEFINITIONS .

     1.1. Defined Terms. Capitalized terms defined below or elsewhere in this
Agreement (including the Exhibits hereto) shall have the following meanings:

          "Acknowledgment Agreement" has the meaning set forth in Section
8.2(i)
     hereof.

          "Adjustable  Rate Mortgage Loan" means a  Single-family  Mortgage
Loan
     that bears interest at a fluctuating rate and that is eligible for purchase by an Investor.

          "Adjusted Servicing Portfolio" means, for any Person, the Servicing
     Portfolio of such Person, but excluding the principal balance of Mortgage
     Loans included in the Servicing Portfolio at such date (a) which are past due for principal of interest for sixty (60) days or more, (b) with respect to which such Person is obligated to repurchase or indemnify the holder of the Mortgage Loans as a result of defaults on the Mortgage Loans at any time during the term of such Mortgage Loans, (c) for which the Servicing
     Contracts  are not owned by such Person free and clear of all Liens
(other
     than in favor of the Lender), or (d) which are serviced under subservicing arrangements.(1)

          "Adjusted Tangible Net Worth" means with respect to any Person at any date, the Tangible Net Worth of such Person at such date plus the product obtained by multiplying one hundred basis points (0.01) times the Adjusted
     Servicing Portfolio.(1)

          "Advance"  means a  disbursement  by the Lender  under the
Commitment
     pursuant to Article 2 of this  Agreement,  including,  without limitation,
     Ordinary  Warehousing  Advances,  Wet  Settlement  Advances,   Home
Equity
     Advances, Nonconforming Advances, Second Mortgage Advances, Working
Capital
     Advances, Term Loan Advances and readvances of funds previously advanced to
     the Company and repaid to the Lender.(1)
----------
(1)  Replaced in Third Amendment (2/29/96) - Page 4.



          "Advance  Request"  has the means a  Warehousing  Advance
Request,  a
     Working Capital Advance Request or a Term Loan Advance Request.

          "Affiliate" has the meaning set forth in Rule 12b-2 of the General
     Rules and Regulations under the Exchange Act.

          "Agreement"  means  this  Warehousing  Credit and  Security
Agreement
     (Single Family Mortgage Loans), either as originally executed or as it may from time to time be supplemented, modified or amended.

          "Appraisal"  means  a  certificate  of  independent  certified public
     accountants or independent  financial  consultants  selected by the
Company
     and reasonably  satisfactory to the Lender as to the Appraisal Value of the
     Servicing  Contracts  included  in the  Servicing  Collateral,  which shall
     evaluate  such  Servicing   Contracts  based  upon  reasonably
determined
     categories of the Mortgage Loans  contained  therein and give effect to any
     subservicing  agreement  to  which  any  such  Mortgage  Loan is or will be
     subject,   which  certificate  shall  be  in  form,  substance  and
detail
     reasonably satisfactory to the Lender.

          "Appraised Value" means, at any date of determination, with respect to
     the  FMMA  and  FHLMC  Servicing   Contracts   included  in  the
Servicing
     Collateral, the fair market value of the Company's right to service
     Mortgage Loans pursuant to such Servicing Contracts, calculated as a percentage of the unpaid principal amount of each category of Mortgage
     Loans serviced pursuant thereto, as set forth in the most recent
Appraisal,
     adjusted to account for changes in the Mortgage Loans serviced pursuant to such Servicing Contracts since the date of such Appraisal.

          "Approved Custodian" means First Commonwealth Savings Bank, or other
     Person which is deemed acceptable to the Lender from time to time in its sole discretion.(1)

          "Bailee Pledge  Agreement" has the meaning set forth in Section
2.2(b)
     hereof.

----------
(1)  Replaced in Third Amendment (2/29/96) - Page 4.



          "Base  Rate"  shall mean the  highest  prime rate  quoted by The
First
     National Bank of Chicago and most recently published by Knight-Ridder, Inc.
     on its MoneyCenter system. If the prime rate is not so quoted or published for any period, then during such period the term "Base Rate" shall mean the highest  quoted  prime  rate most  recently  published  in The Wall
Street
     Journal in its regular column entitled "Money Rates."

          "Business Day" means any day excluding Saturday or Sunday and excluding any day on which national banking associations are closed for business.

          "Calendar Quarter" shall mean the three (3) month period beginning on any January l, April I, July 1 or October 1.

          "Cash Collateral Account" means a demand deposit account maintained at the Funding Bank in the name of the Lender and designated for receipt of the proceeds of the sale or other disposition of the Collateral.

          "Closing Date" means March 22, 1995.

          "Collateral" has the meaning set forth in Section 3.1 hereof.

          "Collateral  Documents"  has the meaning  set forth in Section
2.2(a)
     hereof.

          "Collateral Value" means (a) with respect to any Mortgage Loan as of the date of determination, the lesser of (i) the amount of any Advance made against such Mortgage Loan under Section 2.1(c) hereof or (ii) the Fair
     Market Value of such Mortgage  Loan; or (b) in the event  Pledged-
Mortgages
     have been exchanged for Pledged Securities, the aggregate Fair Market
Value
     of the Mortgage Loans backing such Pledged Securities.(1)

          "Commitment"  means the  Warehousing  Commitment,  the Working
Capital
     Commitment or the Term Loan Commitment.

          "Commitment Amount" added Third Amendment (2/29/96) pg. 2.

          "Commitment  Fee" means the  Warehousing  Commitment  Fee, the
Working
     Capital Commitment Fee or the Term Loan Commitment Fee.

          "Committed Purchase Price" means for a Mortgage Loan the product of the Mortgage Note Amount multiplied by (a) the price (expressed as a percentage) as set forth in a Purchase Commitment for such Mortgage
Loan or
     (b) in the event such Mortgage Loan is to be used to back a Mortgage-backed
     Security, the price (expressed as a percentage) as set forth in a Purchase
     Commitment for such Mortgage-backed Security.

          "Company" has the meaning set forth in the first paragraph of this
     Agreement.

----------
(1)  Replaced in Third Amendment (2/29/96) - Page 4.



          "Conforming  Mortgage  Loan"  means an FHA  insured  or VA guaranteed
     Mortgage  Loan or a  Conventional  Mortgage Loan which is
underwritten  in
     accordance  with  FNMA/FHLMC   underwriting   standards,  is  eligible
for
     inclusion in a FNMA or FHLMC Mortgage-backed Security and the principal amount of which-is less than or equal to the maximum amount eligible for purchase by FNMA or FHLMC.(1)

          "Conventional Mortgage Loan" means a Mortgage Loan, other than an FHA insured or VA guaranteed Mortgage Loan.(2)

          "Debt" means, with respect to any Person, at any date (a) all indebtedness or other obligations of such Person which, in accordance with
     GAAP, would be included in determining total liabilities as shown on the liabilities  side of a balance  sheet of such Person at such date;
and (b)
     all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property-or services; provided that for purposes of this Agreement, there shall be excluded from Debt at any date loan loss reserves, Subordinated Debt not due within one year of such date, and deferred taxes arising from capitalized excess servicing fees.(1)

          "Default" means the occurrence of any event or existence of any condition which, but for the giving of Notice, the lapse of time, or both, would constitute an Event of Default.

          "Depository Benefit" shall mean the compensation received by the
     Lender, directly or indirectly, as a result of the Company's maintenance of
     Investable Balances with a Designated Bank.

          "Designated Bank" means any bank(s) designated from time to time by the Lender to be a Designated Bank with whom the Lender has an agreement under which the Lender can receive a Depository Benefit.

          "Eligible Balances" added in Third Amendment (2/24/96) pg. 2.

          "Eligible  Mortgage  Pool"  means a  Mortgage  Pool for  which
(a) an
     Approved  Custodian has issued its initial  certification  (on the basis of
     which a Pledged  Security  is to be  issued),  (b) there  exists a
Purchase
     Commitment  covering such Pledged  Security,  and (c) such Pledged
Security
     will be delivered to the Lender.
----------
(1)  Replaced in Fifth Amendment (12/12/96) - Page 3.
(2)  Replaced in Third Amendment (2/29/96) - Page 5.



          "ERISA" means the Employee  Retirement Income Security Act of
1974 and
     all rules and regulations promulgated thereunder, as amended from time to time and any successor statute.

          "Event of Default" means any of the conditions or events set forth in
     Section 8.1 hereof.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

          "Fair Market  Value" means at any date with  respect  to-any
Mortgage
     Loan covered by a valid Purchase Commitment,  the Committed Purchase
Price,
     or in the absence of a valid Purchase Commitment for a Mortgage Loan or the
     related  Mortgage-backed  Security (if such  Mortgage Loan is to be used to
     back a Mortgage-backed  Security),  (a) in the case of Mortgage Loans other
     than Home Equity Loans and  Mortgage-backed  Securities  backed by
Mortgage
     Loans  other  than Home  Equity  Loans,  the  market  price
(expressed  as
     Percentage  of the  outstanding  principal  balance)  for  thirty
(30) day
     mandatory future delivery of such Mortgage Loan or Mortgage-backed
Security
     published by  Knight-Ridder,  Inc. on its MoneyCenter  system or, if not so
     published,  the  average  bid  price  (expressed  as a  percentage  of the
     outstanding   principal)  quoted  in  writing  to  the  Lender  as  of
the
     computation date by any two nationally recognized, dealers selected by the
     Lender  who at the time are making a market in  similar  Mortgage
Loans or
     Mortgage-backed  Securities,  and (b) in the case of Home Equity
Loans and
     Mortgage-backed Securities backed by Home Equity Loans, the average bid price quoted in writing to the Lender as of the/computation date by any two nationally recognized dealers selected by the Lender whoosh the time are making a market in similar  Mortgage  Loans or  Mortgage-backed
Securities
     multiplied, in the case of Mortgage Loans, by the outstanding principal balance thereof and, in the case of Mortgage-backed Securities, by the product of the pool factor of such Mortgage-backed Security times the face amount of such Mortgage-backed Security.(1)

          "FHA" means the Federal Housing Administration and any successor thereto.

          "FHLMC" means the Federal Home Loan Mortgage Corporation and any successor thereto.

          "FICA" means the Federal Insurance Contributions Act.

          "FIRREA"  means  the  Financial  Institutions  Reform,   Recovery
and
     Enforcement Act of 1989, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "First  Mortgage"  means a Mortgage which  constitutes a first
Lien on
     the property covered thereby.

----------
(1)  Replaced in Fifth Amendment (12/12/96) - Page 3.



          "First Mortgage Loan" means a Mortgage Loan secured by a First
     Mortgage.

          "FNMA" means the Federal National Mortgage Association and any successor thereto.

          "Funding Bank" means The First National Bank of Chicago or any other bank designated from time to time by the Lender.

          "Funding Bank Agreement" means the letter agreement substantially in the fore of Exhibit K hereto.

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the
     American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

          "Gestation Agreement" means an agreement under which the Company agrees to sell or finance (a) a Pledged Mortgage prior to the date of purchase by an Investor, or (b) a Mortgage Pool prior to the date the
     Mortgage-backed Security is issued.

          "GNMA" means the Government National Mortgage Association and any successor thereto.

          "Goal Line Commitment" means the letter agreement between the Company and the Lender, as in effect from time to time, providing the Company's participation in the Goal Line Program.(1)

          "Goal Line Program" means the Lender's program for the purchase of
     Home Equity Loans, as described in the Goal Line Part of the RESIDENTIAL
     FUNDING SELLER GUIDE (as amended, supplemented or otherwise modified from time to time).(1)

          "Guarantor" means JAMES W. NOACK, JAMES A. UMPHRYES and any other
     Person that hereafter guarantees all or any portion of the Company's
     Obligations. If more than one Person is named as Guarantor, the term
     "Guarantor" shall mean each of such Persons and all of them, and the obligations of such Persons shall be joint and several.

----------
(1)  Replaced in Fifth Amendment (12/12/96 - Pave 5.



          "Guaranty" means a guaranty of all or any portion of the Company's
     Obligations. If more than one Guaranty is executed and delivered to the
     Lender, the term "Guaranty. shall mean each of such' Guaranties And all of them.

          "High LTV Mortgage Loan" added in Fifth Amendment (12/12/96) pg.
2.

          "Home Equity  Advances"  means Advances made against Home Equity
Loans
     that are subject to the Goal Line Commitment.1

          "Home Equity Loan" means an open-ended revaluing line of credit that is a Single-family Mortgage Loan secured by either a First Mortgage or a
     Second Mortgage.(1)

          "HUD 203K Mortgage Loan" added in Third Amendment (2/29/96) pg 2.

          "HUD" means the Department of Housing and Urban Development and any
     successor thereto.

          "Indemnified  Liabilities"  has the  meaning  set forth in
Article 10
     hereof.

          "Internal  Revenue  Code" means the Internal  Revenue Code of
1986, or
     any subsequent federal income tax law or laws, as any of the foregoing have been or may from time to time be amended.

          "Investable Balances" means all funds of or maintained by the Company and its Subsidiaries in accounts at a Designated Bank, less balances to support float,  activity  charges,  reserve  requirements,  Federal
Deposit
     Insurance Corporation insurance premiums and such other reductions as may be imposed by governmental authorities from time to time.

          "Investor" means FMMA, FHLMC or a financially responsible private institution which is deemed acceptable by the Lender from time to time in its sole discretion.

          "Jumbo Mortgage Loan" means a Conventional Mortgage Loan having at any time an unpaid principal amount in excess of the maximum amount eligible for purchase by FNMA or FHLMC and which meets all eligibility requirements for purchase by an Investor.(13)

          "Lender" has the meaning set forth in the first paragraph of this
     Agreement.

----------
(1)  Replaced in Fifth Amendment (12/12/96) - Page 3.



          "LIBOR" means, for each calendar week, the rate of interest per annum which is equal to the arithmetic mean of the U.S.  Dollar London
Interbank
     Offered Rates for one (1) month periods as of 11:00 a.m. London tine on the first Business Day of each week on which the London Interbank market is open, as published by Knight-Ridder,  Inc. on its MoneyCenter system.
LIBOR
     shall be rounded, if necessary, to the next higher one sixteenth of one percent (1/16%). If such U.S. dollar LIBOR rates are not so offered or published for any period, then during such period LIBOR shall mean the
     London Interbank Offered Rate for one (1) month periods published on the first Business Day of each week on which the London Interbank market is open,  in the Wall Street  Journal in its regular  column  entitled
"Money
     Rates."

          "Lien" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

          "Loan Documents" means this Agreement, the Notes, the Guaranty, any agreement of the Company relating to Subordinated Debt, and each other document, instrument or agreement executed by the Company in connection herewith or therewith, as any of the same may be amended, restated, renewed or replaced from time to time.

          "Long-term  Repurchase  Advances" added in Third  Amendment
(2/29/96)
     pg.2.

          "Margin Stock" has the meaning assigned to that term in Regulations G and U of the Board of Governors of the Federal Reserve System as in effect from time to time.

          "Maturity Date" means,  for any Advance,  the Term Loan Maturity
Date,
     the  Warehousing  Maturity Date or the Working  Capital  Maturity
Date, as
     applicable.

          "Miscellaneous Charges" added in Third Amendment (2/29/96) pg. 2.

          "Mortgage" means a mortgage or deed of trust on improved real property. A Mortgage may be a First Mortgage or a Second Mortgage.

          "Mortgage-backed Securities" means GNMA, FNMA or FHEMC securities that are backed by Mortgage Loans.

          "Mortgage Loan" means any loan evidenced by a Mortgage Note. The term
     "Mortgage  Loan" shall include  First  Mortgage  Loans and Second
Mortgage
     Loans unless the context otherwise requires.(1)

          "Mortgage Note" means a promissory note secured by a Mortgage.

          "Mortgage Note Amount" means, as of the date of determination, the then  outstanding  unpaid  principal  amount of a Mortgage Note
(whether or
     not,  in the case of a Mortgage  Note  evidencing  a Home Equity
Loan,  an
     additional amount is available to be drawn thereunder).

----------
(1)  Replaced in Third Amendment (2/29/96) - Page 5.



          "Mortgage Pool" means a pool of one or more Pledged Mortgages on the basis of which there is to be issued a Mortgage-backed Security.

          "Multiemployer Plan" means a "multiemployer plan" as defined in
     Section 4001(a)(3) of ERISA which it maintained for employees of the
     Company or a Subsidiary of the Company.

          "Net Aggregate PHI Shortfall" means on any given date for which a regularly scheduled pass-through payment is required to be made by the
     Company to an Investor, the excess of all (i) principal and interest payments due the Investor in such payment over (ii) all principal and interest received for such monthly payment on the related Mortgage
Loans.

          "Nonconforming Advances" means Advances made against Nonconforming
     Mortgage Loans subject to a Purchase Commitment.

          "Nonconforming Mortgage Loan" means a First Mortgage Loan which does not conform to the eligibility requirements of FNMA or FHLMC with respect to the credit rating of the mortgagor, but which is underwritten and approved by an-Investor prior to funding, and which is to be sold to the
     Investor on a servicing-released basis.(1)

          "Nonconforming Rate" means a floating rate of interest per annum equal to two and one-eighths  percent (2-1/8%) over LIBOR. The Nonconforming
Rate
     shall be adjusted on and as of the effective date of any change in LIBOR.
     The Lender's determination of the Nonconforming Rate as of any date of determination shall be conclusive and binding, absent manifest error.

          "Notes" has the meaning set forth in Section 2.7 hereof.

          "Notices" has the meaning set forth in Article 9 hereof.

          "Obligations"   means  any  and  all  indebtedness,   obligations
and
     liabilities of the Company to the Lender (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the Loan
     Documents.

----------
(1)  Replaced in Third Amendment (2/29/96) - Page 5.



          "Officer's Certificate" means a certificate executed on behalf of the
     Company by its chief financial officer or its treasurer or by such other officer as may be designated herein and substantially in the form of
     Exhibit I-SF attached hereto.

          "Operating Account" added in Third Amendment (2/29/96) pg 2.

          "Ordinary Warehousing Advances". shall mean Warehousing Advances other than Home Equity  Advances,  Second  Mortgage  Advances and  Non-
Conforming
     Advances.(1)

          "Ordinary Warehousing Rate" means a floating rate of interest per annum  equal to one and  five-eighths  percent  (1.625%)  over  LIBOR.
The
     Ordinary Warehousing Rate shall be adjusted on and as of the effective date of any change in LIBOR. The Lender's determination of the Ordinary
     Warehousing Rate as of any date of determination shall be conclusive and binding, absent manifest error.

          "Participant" has the meaning set forth in Section 12 hereof.

          "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

          "Plans" has the meaning set forth in Section 5.12 hereof.

          "Pledged  Mortgages"  has the  meaning  set  forth in  Section
3.1(a)
     hereof.

          "Pledged  Securities"  has the  meaning  set forth in  Section
3.1(b)
     hereof.

          "Purchase  Commitment"  means  a  written  commitment,   in  form
and
     substance-satisfactory to the Lender, issued in favor of the Company by an
     Investor pursuant to which that Investor commits to purchase Mortgage
Loans
     or  Mortgage-backed  Securities,  including,  with  respect to Home
Equity
     Loans, the Goal Line Commitment.(2)

          "Receivables" has the meaning set forth in Section 3.1(g)

          "Rejected Mortgage Loan" added in Third Amendment (2/29/96) pg.
2.

          "Release Amount" has the meaning set forth in Section 3.2(g) hereof.

          "Repurchase  Advance",  "Repuchased Mortgage Loan",  "Repurchase
Rate"
     added in Third Amend. Pg. 3.

----------
(1)  Replaced in Third Amendment (2/29/96) - Page 5.
(2)  Replaced by Fifth Amendment (12/12/96) - Page 3.



          "RFC" means Residential Funding Corporation, a Delaware corporation, and any successor thereto.

          "RFC Mortgage Loan" added in Fifth Amendment (12/12/96) pg. 2.

          "Second  Mortgage" means a Mortgage which constitutes a second
Lien on
     the property covered thereby.

          "Second Mortgage  Advances" means Advances made against Mortgage
Loans
     that are secured by a Second Mortgage and that are subject to a Purchase
     Commitment, other than Home Equity Advances.

          "Second Mortgage Loan" means a Mortgage Loan secured by a Second
     Mortgage.(1)

          "Servicing  Acquisition"  means a  transaction  in which  the
Company
     acquires  the  right to  service  Mortgage  Loans in bulk  from one or more
     Persons,   provided  that  not  less  than  eighty  percent  (80%)  of the
     outstanding  principal  balance of such  Mortgage  Loans are  Single-
Family
     Mortgage Loans.

          "Servicing Collateral" means the Collateral described in Sections
     3.1(d) (subject to the proviso thereof), 3.1(e) and 3.1(f) hereof, and all
     Collateral described in Sections 3.1(h) and 3.1(i) and 3.1(j) hereof that constitutes proceeds of or is related to such Collateral.

          "Servicing Collateral Value" means as of the date of determination, the lesser of: (a) seventy percent (70%) of the most recent Appraised
Value
     of the FLEA and FHLMC Servicing Contracts included in the Servicing
     Collateral, or (b) one percent (1%) of the outstanding principal balance of the  Mortgage  Loans  serviced  pursuant  to the FMMA and  FHLMC
Servicing
     Contracts included in the Servicing Collateral; Drovided, that for purposes of calculating the Servicing Collateral Value, the following Mortgage
Loans
     shall be excluded: (i) Mortgage Loans excluded in calculating the Adjusted
     Servicing Portfolio, (ii) Mortgage Loans in respect of which the Company has commenced foreclosure proceedings, and (iii) Mortgage Loans in respect of which any obliger is the subject of a bankruptcy proceeding.

          "Servicing   Contract"  means,   with  respect  to  any  Person,
the
     arrangement, whether or not in writing, pursuant to which such Person has the right to service Mortgage Loans.

          "Servicing Portfolio" means, as to any Person, the unpaid principal balance of Mortgage Loans whose Servicing Contracts are owned by such
     Person.

----------
(1)  Replaced in Third Amendment (2/26/96) - Page 5.



          "Short-term  Repuchase Advances" added in Third Amendment
(2/29/96)
     page 3.

          "Single-family Mortgage Loan" means a Mortgage Loan secured by a
     Mortgage covering improved real property containing one to four family residences.

          "Statement   Date"  means  the  date  of  the  most  recent
financial
     statements of the Company (and, if applicable, its Subsidiaries, on a consolidated basis) delivered to the Lender under the terms of this
     Agreement.

          "Sublimit Promissory Note" means the promissory note evidencing the
     Company's  Obligations with respect to Home Equity Advances.
Nonconforming
     Advances and Second Mortgage Advances in the form of Exhibit A-2 attached hereto.(1)

          "Subordinated Debt" means all indebtedness of the Company, for borrowed money, which is, by its terms (which terms shall have been approved by the Lender), effectively subordinated in right of payment to all other present and future Obligations, and, solely for the purpose of
     Section 7.4 hereof, all indebtedness of the Company which is required to be subordinated by Section 4.1(b) or Section 6.10 hereof.

          "Subsidiary" means any corporation, association or other business entity in which more than fifty percent (50~) of the total voting power or shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that
     Person or a combination thereof.

          "Tangible Net Worth" means with respect to any Person at any date, the excess of the total assets over portal liabilities of such Person on such date, each to be deterred in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in
     Section 4.1(a)(5) hereof, plus loan loss reserves, that portion of
     Subordinated Debt not due within one year of such date, and deferred taxes arising from capitalized excess servicing fees, provided that, for purposes at this Agreement, there shall be excluded from total assets advances or loans to shareholders, officers or Affiliates, investments in Affiliates, capitalized excess servicing fees, purchased servicing rights, assets pledged to secure any liabilities not intruded in the Debt of such Person, intangible assets and those other assets which would be deemed by HUD to be non-acceptable in calculating adjusted net worth in accordance with its requirements in effect as of such date, as such requirements appertain the
     "Audit Guide for Audit of Approved Non-Supervised Mortgagees" or other assets deemed unacceptable by the Lender in its sole discretion.(2)

----------
(1)  Replaced in Third Amendment (2/29/96) - Page 5.
(2)  Replaced in Third Amendment (2/29/96) Pages 5 & 6.



          "Term Loan Advance" means a disbursement by the Lender under the Term
     Loan Commitment pursuant to Article 2 of this Agreement.

          "Term Loan Advance Request" has the meaning set forth in Section
     2.4(a) hereof.

          "Term Loan  Commitment"  has the meaning  set forth in Section
2.3(a)
     hereof.

          "Term Loan Commitment Amount" added in Third Amend pg. 2.

          "Term Loan Commitment Fee" means a fee payable by the Company in consideration  of the Lender's  issuance of its Term Loan  Commitment.
The
     amount of the Term Loan Commitment Fee is set forth in Section 2.14 hereof.

          "Term Loan Commitment  Termination Date" means the earlier of:
(a) the
     close of business on March 22, 1996, as such date may be extended from time to time in writing by the Lender, in its sole discretion, and (b) the date the obligation of the Lender to make further Advances hereunder is terminated pursuant to Section 8.2 below.

          "Term Loan Maturity Date" means the earlier of: (a) the close of business on March 22, 2000, as such date may be extended from time to time in writing by the Lender, in its sole discretion, and (b) the date the Term
     Loan Advances become due and payable pursuant to Section 8.2 below.

          "Term Loan Promissory Note" means the promissory note evidencing the
     Company's Obligations with respect to Term Loan Advances in the form of
     Exhibit A-4 attached hereto.

          "Term/Working Capital Rate" means a floating rate of interest per annum equal to  five-eighths  percent (.625%) per annum over the Base
Rate.
     The Term/Working Capital Rate shall be adjusted on and as of the effective date of any change in the Base Rate. The Lender's determination of the
     Term/Working Capital Rate as of any date of determination shall be conclusive and binding, absent manifest error.

          "Trust Receipt" means a trust receipt in a form approved by and pursuant to which the Lender may deliver any document relating to the
     Collateral to the Company for correction or completion.

          "VA" means the U.S. Department of Veterans Affairs and any successor thereto.

          "Warehousing Advances" shall mean a disbursement by the Lender under the Warehousing Commitment pursuant to Article 2 of this Agreement.

          "Warehousing Advance Request" has the meaning set forth in Section
     2.2(a) hereof.

          "Warehousing Collateral" means all of the Collateral other than the
     Receivables and the Servicing Collateral.

          "Warehousing  Commitment"  has the  meaning  set forth in Section
2.1
     hereof.

          "Warehousing Commitment Amount" added in Third Amend pg 3.

          "Warehousing  Commitment  Fee" means a fee  payable by the
Company in
     consideration of the Lender's issuance of the Warehousing  Commitment.
The
     amount  of the  Warehousing  Commitment  Fee is set forth in  Section
2.12
     hereof.

          "Warehousing Fee" has the meaning set forth in Section 2.15 hereof.

          "Warehousing Maturity Date" means the earlier of: (a) the close of business on December 31, 1995, as such date may be extended from time to time in writing by the Lender, in its sole discretion, and (b) the date the obligation of the Lender to make further Advances hereunder is terminated pursuant to Section 8.2 below.(1)
          "Warehousing Promissory Note" means the promissory note evidencing the
     Company's Obligations with respect to Ordinary Warehousing Advances in the form of Exhibit A-1 attached hereto.

          "Weighted  Average Purchase  Commitment Price" shall mean the weighted
     average  of  the  Committed   Purchase  Prices  of  the  unfilled
Purchase
     Commitments   (expressed   as  a   percentage)   for   Mortgage
Loans  or
     Mortgage-backed Securities of the same type, interest rate and term.

          "Wet  Settlement  Advance"  means a Warehousing  Advance by the
Lender
     pursuant to Section 2.2(b) of this Agreement, in respect of the closing or settlement of a Single-family Mortgage Loan, based upon delivery to the
     Lender of the Bailee Pledge Agreement, pending subsequent delivery of the
     Collateral Documents as provided in Exhibit D-SF.

          "Working Capital Advance" means a disbursement by the Lender under the
     Working Capital Commitment pursuant to Article 2 of this Agreement.

          "Working Capital Advance Request" has the meaning set forth in Section
     2.6(a) hereof.

          "Working Capital Commitment" has the meaning set forth in Section
     2.5(a) hereof.

----------
(1)  Replaced in Third Amendment (2/29/96) - Page 6.



          "Working Capital Commitment Amount" added in Third Amend pg. 3.

          "Working Capital Commitment Fee" means a fee payable by the Company in consideration of the Lender's issuance of the Commitment. The amount of the
     Working Capital Commitment Fee is set forth in Section 2.13 hereof.

          "Working Capital Maturity Date" means the earlier of: (a) the close of business on December 31, as such date may be extended from time to time in writing by the Lender, in its sole discretion, and (b) the date the obligation of the Lender to make further Advances hereunder is terminated pursuant to Section 8.2 below.(1)

          "Working Capital Promissory Note" means the promissory note evidencing the Company's Obligations with respect to Working Capital Advances in the form of Exhibit A-3 attached hereto.

1.2. Other Definitional Provisions.

          1.2(a) Accounting terms not otherwise defined herein shall have the meanings given the terms under GAAP.

     1.2(b) Defined terms may be used in the singular or the plural, as the context requires.

          1.2(c) All references to time of day shall mean the then applicable time in Chicago, Illinois, unless expressly provided to the contrary.

2.   THE CREDIT

     2.1. The Warehousing Commitment.

          2.1(a) Subject to the terms and conditions of this Agreement and provided no Default or Event of Default has occurred and is continuing, the
     Lender agrees, from time to time during the period from the date hereof to and including the Warehousing  Maturity Date, to make Warehousing
Advances
     to the Company, provided the total aggregate principal amount outstanding at any one time of all such  Warehousing  Advances  shall  not  exceed
Ten
     Million Dollars ($10,000,000). The obligation of the Lender to make
     Warehousing Advances hereunder up to such limit is hereinafter referred as the "Warehousing Commitment." Within the Warehousing Commitment, the
     Company may, subject to the limitation set forth in Section 2.9(d), borrow, repay and reborrow. All Warehousing Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Warehousing Promissory Note and for the payment and performance of all the Obligations.(2)

----------
(1)  Replaced in Third Amendment (2/29/96) - Page 6.
(2)  Replaced in Third Amendment 92/29/96) - Pages 6 & 7.



          2.1(b) Warehousing Advances shall be used by the Company solely for the purpose of funding the acquisition or origination of Mortgage
Loans and
     shall be made at the request of the Company, in the manner hereinafter provided in Section 2.2 hereof,  against the pledge of such Mortgage
Loans
     as Collateral therefor. The following limitations on the use of Advances shall be applicable:

               (1) No Warehousing  Advance shall be made against  Mortgage
Loans
          other than Single-family Mortgage Loans.

               (2)  Warehousing  Advance  shall be made against  Mortgage
Loans
          which are not  covered by a Purchase  Commitment,  and no Home
Equity
          Advance shall be made against Home Equity Loans which are not eligible for purchase under the Goal Line Commitment.(1)

               (3) The aggregate amount of Wet Settlement Advances outstanding at any one time shall not exceed Three  Million Five Hundred
Thousand
          Dollars ($3,500,000).

               (4) The aggregate amount of Nonconforming Advances outstanding at any one time shall not exceed Three Million Dollars ($3,000,000).

               (5) The  aggregate  amount of Home  Equity  Advances  and
Second
          Mortgage  Advances  outstanding at any one time shall not exceed
Three
          Million Dollars ($3,000,000).(2)

               (6) No Warehousing Advance shall be made against any Mortgage
          Loan which was closed more than ninety (90) days prior to the date of the requested Advance.(3)

               (7) and (8) Added in Third Amendment - Pg 7.

          2.1(c) No Warehousing Advance shall exceed that following amount applicable to the type of Collateral at the time it is pledged:(4)

----------
(1)  Replaced in Fifth Amendment (12/12/96) - Page 4.
(2)  Replaced in Third Amendment (2/29/96) - Page 8.
(3)  Replaced in Third Amendment (2/29/96) - Page 7.
(4)  Replaced in Fifth Amendment (12/12/96) - Pg. 4-5.




               (1) For a First Mortgage Loan pledged hereunder, other than a
          Nonconforming Mortgage Loan, ninety-nine percent (99%) of the lesser of (i) the Mortgage Note Amount, or (ii) the Weighted Average
Purchase
          Commitment Price multiplied by the Mortgage Note Amount.

               (2)  For   Nonconforming   Mortgage   Loan   pledged
hereunder,
          ninety-five  percent  (95%) of the  lesser  of (i) the  Mortgage
Note
          Amount, or (ii) Weighted Average Purchase Commitment Price multiplied by the Mortgage Note Amount.

               (3) For a Home Equity Loan committed for purchase under a Goal
          Line Commitment pledged hereunder, one hundred percent (100%) of the lesser of (i) the Mortgage Note Amount,  or (ii) the Weighted
Average
          Purchase Commitment Price multiplied b Tithe Mortgage Note
Amount.

               (4) For a Second Mortgage can pledged hereunder, other than a
          Home Equity Loan,  ninety-eight percent (98%) of the lesser of
(i) the
          Mortgage Note Amount, or (ii) the Weighted Average Purchase
Commitment
          Price multiplied by the Mortgage Note Amount.

               (5) Added in Third Amendment (2/24/96) - Pg 7 & 8.

2.2. Procedures for Obtaining Warehousing Advances.

          2.2(a) The Company may obtain a Warehousing Advance hereunder, subject to the satisfaction of the conditions Earth in Sections 4.1 and 4.2 hereof, upon compliance with the procedures set forth in this Section 2.2 and in
     Exhibit D-SF attacked hereto and made a part hereof, including the delivery of all documents  listed in Exhibit D-SF (the  "Collateral  Documents
") to
     the Lender. Requests for Warehousing Advances shall be initiated by the
     Company by  delivering  to the Lender,  no later than one (1)
Business Day
     prior to any Business Day that the Company desires to borrow hereunder, a completed and signed request for a Warehousing Advance (a "Wares sing
     Advance  Request")  on the then current  form  approved by the Lender.
The
     current form in use by the Lender is Exhibit C-SF, attached hereto and made a part hereof. The Lender shall have the right, on not less than three (3)
     Business Days' prior Notice to the Company,  to modify any of said
Exhibits
     to conform to current legal requirements or Lender practices, and, as so modified, said Exhibits shall be deemed a part hereof.(1)


----------
(1)  Replaced in Third Amendment (2/29/96) - Page 8.



          2.2(b) In the case of any Wet Settlement Advances, the Company shall follow the procedures and, at or prior to the Lender's making of such Wet
     Settlement Advance, shall deliver to the Lender the documents set forth in
     Exhibit D-SF hereto  together with a completed  and executed  Bailee
Pledge
     Agreement in the form of Exhibit M hereto.  In the case of a Mortgage
Loan
     financed through a Wet Settlement Advance, the Company shall cause all
     Collateral  Documents to be  delivered  to Lender  within five (5)
Business
     Days after the day of the Wet Settlement Advance relating thereto.(1)

          2.2(c) Before  funding,  the Lender shall have a reasonable  time
(one
     (1) Business Day under ordinary circumstances) to examine such Advance
     Request and the Collateral Documents to be delivered prior to such requested Advance, as set forth in the applicable Exhibit hereto, and may reject such of them as do not meet the requirements of this Agreement or of the related Purchase Commitment.

          2.2(d) The Company shall hold in trust for the Lender, and the
Company
     shall deliver to the Lender  promptly  upon request,  or within one hundred
     twenty  (120) days from the date an Advance was made  against  such
Pledged
     Mortgage  and the Pledged  Mortgage  is not being held by an  Investor for
     purchase or has not been  redeemed  from  pledge,  the  following:
(1) the
     originals of the  Collateral  Documents for which copies are required to be
     delivered  to the Lender  pursuant  to  Exhibit  D-SF,24  (2) the original
     lender's ALTA Policy of Title Insurance or an equivalent  thereto, and (3)
     any other  documents  relating to a Pledged  Mortgage  which the
Lender may
     request,  including,  without limitation,  documentation evidencing the FHA
     Commitment  to Insure or the VA Guaranty of any Pledged  Mortgage
which is
     either FHA  insured  or VA  guaranteed,  the  appraisal,  Private
Mortgage
     Insurance   Certificate,   if  applicable,   the  Regulation  Z
Statement,
     certificates of casualty or hazard insurance, credit information on the maker of each such Mortgage Note, a copy of a HUD-1 or corresponding purchase advice and other documents of all kinds which are customarily desired for inspection or transfer incidental to the purchase of any
     Mortgage Note by an Investor and any additional documents which are customarily executed by the seller of a Mortgage Note to an Investor.

          2.2(e) To make a Warehousing Advance, the Lender shall cause the
     Funding  Bank to credit an account of the Company  with the  Funding
Bank,
     which account shall be under the exclusive control of the Lender, upon compliance by the Company with the terms this Agreement.(2)

          2.2(f) If, pursuant to the authorization given by the Company in the
     Funding  Bank  Agreement,  for the  purpose of  financing  a Mortgage
Loan
     against which the Lender has made a Warehousing Advance in accordance with a Warehousing Advance Request (i) the Lender debits the Company's
Operating
     Account at the Funding Bank to the extent necessary to cover a wire to be initiated  by the Lender,  or (ii) the Lender  directs the Funding
Bank to
     honor a check drawn by the Company on its Check Disbursement Account at the
     Funding Bank, and such debit or direction results in an overdraft, the
     Lender may make an additional Warehousing Advance to fund such overdraft.

----------
(1)  See Insert in Third Amendment (2/29/96) - Page 9.
(2)  Replaced in Third Amendment (2/29/96) - Page 9.



2.3. The Term Loan Commitment.

          2.3(a) Subject to the terms and conditions of this Agreement and provided no Default or Event of Default has occurred and is continuing, the
     Lender agrees, from time to time during the period from the date hereof to and including the Term Loan Commitment  Termination Date, to make Term
Loan
     Advances to the Company, provided the total aggregate principal amount outstanding at any one time of all Term Loan Advances shall not exceed One
     Million  Dollars  ($1,000,000).  The  obligation of the Lender to make
Term
     Loan Advances hereunder up to such limit is hereafter referred to as the
     "Term Loan  Commitment."  Within the Term Loan Commitment,  the
Company may
     borrower, repay and reborrow. All Term Loan Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Term Loan Promissory Note and for the payment and performance of all others Obligations.(1)

          2.3(b) Term Loan Advances shall be used by the Company solely for the purposes of (i) in the case of the initial Term Loan Advance, refinancing an existing Term Loan to the Company from Coastal Banc Savings
Association,
     and (ii) in the case of Subsequent Term Loan Advances,  financing
Servicing
     Acquisitions. Term Loan Advances shall be made at the request of the
     Company, in the manner hereinafter provided in Section 2.4(a) hereof. The following limitations on the Term Loan Advances shall be applicable:

               (1) No Term Loan Advance shall be made if, after giving effect thereto, the aggregate  outstanding principal balance of all Term
Loan
          Advances and all Working Capital Advances would exceed the Servicing
          Collateral Value as of the date of such Term Loan Advance.

2.4. Procedures for Obtaining Term Loan Advances.

          2.4(a) The Company may obtain a Term Loan Advance hereunder, subject to the  satisfaction  of the  conditions  set forth in Sections 4.1 and 4.2
     hereof,  upon  compliance with the procedures set forth in this
Section 2.4
     and in Exhibit D-TL attached hereto. Requests for Term Loan Advances shall be initiated by the Company delivering to the Lender, no later than five
     (5) Business Days prior to the Business Day on which the Company desires to borrow a Term Loan Advance hereunder (except in the case of the initial
     Term Loan Advance, which may be made on one (1) Business Day's notice), (1)
     a  completed  and  signed  request  for a Term Loan  Advance  (a "Term
Loan
     Advance  Request n ) on the then  current  form  approved  by  Lender.
The
     current form in use by Lender is Exhibit C-TL attached hereto and made a part hereof. The Lender shall have the right, on not less than three (3)
     Business Days' prior Notice to the Company,  to modify any of said
Exhibits
     to conform to current legal requirements or Lender practices and, as so modified, said Exhibits shall be deemed a part hereof.

          2.4(b) The Company shall deliver the following to the Lender prior to the date of such Term Loan Advance:

               (1) (A) except in the case of the initial Term Loan Advance, such information with respect to such Servicing Contracts being acquired in the  Servicing  Acquisition  to be  financed  and the  Mortgage
Loans
          serviced pursuant thereto as the Lender may reasonably request,
(B) if
          required by the Lender, an Appraisal with respect to the Servicing
          Contracts  to be  acquired  in  such  Servicing  Acquisition  and
(C)
          evidence satisfactory to the Lender that FMMA and FHLMC has each entered into an Acknowledgment Agreement with respect to all Servicing
          Contracts to which it is a party and that GMMA has received such notice of the Lenders security interest in such Servicing
Contracts to
          which it is a party as may be required thereunder or to perfect such security interest;

               (2) a certificate of the president or chief financial officer of the Company, certifying that all representations and warranties set forth in Section 5 hereof, including, without limitation,
Section 5.4
          hereof, are true and correct as though made on and as of the date of such Term Loan Advance; and

               (3) in the case of the initial Term Loan Advance, a letter of direction from the Company directing the Lender to disburse the proceeds of such Term Loan  Advance  directly to Coastal  Banc
Savings
          Association, and evidence satisfactory to the Lender that such Term
          Loan  Advance  will be  sufficient  to pay the  existing  Coastal
Banc
          Savings  Association  Term  Loan in full  and to  cause  Coastal
Banc
          Savings  Association  to release its Lien on the  Company's
Servicing
          Contracts and related collateral, and (B) a letter of direction from the Company directing the Lender to disburse the proceeds of such Term
          Loan Advance directly to the seller(s) in the Servicing
Acquisition to
          be financed and evidence satisfactory to the Lender that such Term
          Loan Advance, together with any other funds disbursed with such
          Advance to such seller(s), will be sufficient to effect the transfer to the Company of the Servicing Contracts to be acquired in such
          Servicing Acquisition, free and clear of all Liens (other than the
          Lender's security interest).

          2.4(c) To make a Term Loan Advance, the Lender shall disburse the amount thereof in accordance with the letter of direction delivered pursuant to Section 2.4(b)(3) upon compliance by the Company with the terms. Of this Agreement.

----------
(1)  Replaced in Third Amendment 92/29/96) - Page 9.



2.5. The Working Capital Commitment.

          2.5(a) Subject to the terms and conditions of this Agreement and provided no Default or Event of Default has occurred and is continuing, the
     Lender agrees, from time to time during the period from the date hereof to and including the Working  Capital  Maturity Date, to make Working
Capital
     Advances to the Company, provided the total aggregate principal amount outstanding  at any one time of all such  Advances  shall  not  exceed
One
     Million Dollars  $1,000,000).  The obligation of the Lender to make
Working
     Capital Advances hereunder up to such limit, is hereinafter referred to as the "Working Capital  Commitment".  Within the Working Capital
Commitment,
     the Company may borrow,  repay and reborrow.  All Working Capital
Advances
     under this Agreement shall constitute a single indebtedness, and all of the
     Collateral  shall be security for the Working  Capital  Promissory
Note and
     for the payment and performance of all other Obligations.(1)

          2.5(b) Working Capital Advances shall be used by the Company solely for the purpose of funding working capital needs of the Company, including, but not limited to, financing costs and expenses of foreclosures of
     Mortgage Loans serviced by the Company, funding regularly scheduled pass-through payments on Mortgage-backed Securities for which the Company has a Net Aggregate P&I Shortfall and financing of premium points on "no cost n refinances of Mortgage Loans. Working Capital Advances shall be made at the request of the Company, in the manner hereinafter provided in
     Section 2.6  hereof.  The  following  limitations  on the  Working
Capital
     Advances shall be applicable:

               (1) No Working Capital Advance shall be made if, after giving effect thereto, the outstanding principal balance of all Working
          Capital Advances and all Term Loan Advances would exceed the Servicing
          Collateral Value as of the date of such Working Capital Advance.

     2.6 Procedures for Obtaining Working Capital Advances.

          2.6(a) The Company may obtain a Working Capital Advance hereunder, subject to the satisfaction of the conditions set forth in Sections
4.1 and
     4.2 hereof, upon compliance with the procedures set forth in this Section
     2.6. Requests for Working Capital Advances shall be initiated by the
     Company delivering to the Lender, no later than two (2) Business Days prior to the Business Day on which the Company desires to borrow a Working
     Capital Advance hereunder, a completed and signed request for a Working
     Capital Advance (a "Working Capital Advance Request") on the then-current form approved by Lender.  The current form in use by Lender is Exhibit
C-WC
     attached hereto and made a part hereof. The Lender shall have the right, on not less than three (3) Business Days' prior Notice to the Company, to modify such Exhibit to conform to current legal requirements or Lender practices and, as so modified, said Exhibit shall be deemed a part herof.

          2.6(b) Before funding a Working Capital Advance, the Lender shall have a reasonable time (two (2) Business Days under ordinary circumstances) to examine such Working Capital Advance Request and the documents to be delivered prior to such requested Working Capital Advance, as set forth in the applicable Exhibit hereto, and may reject such of them as are not satisfactory to the Lender.

          2.6(c) To make a Working Capital Advance, the Lender shall cause the
     Funding Bank to credit the Company's account with the Funding Bank upon compliance by the Company with the terms of this Agreement.

----------
(1)  Replaced in Third Amendment (2/29/96) - Page 10




     2.7. Notes.  The Company's  Obligations in respect of Ordinary
Warehousing
Warehousing Advances shall be evidenced by a Promissory Note of the Company substantially in the form of Exhibit A-1 attached hereto. The Company's
Obligations in respect of Home Equity  Advances,  Second  Mortgage
Advances and
Nonconforming Advances shall be evidenced by a Sublimit Promissory Note of the
Company  substantially in the form of Exhibit A-2 attached hereto. The
Company's
Obligations in respect of Working Capital Advances shall be evidenced by a
Working Capital Promissory Note of the Company substantially in the form of
Exhibit A-3 attached hereto.  The Company's  Obligations in respect of Term
Loan
Advances shall be evidenced by a Term Loan Promissory Note of the Company substantially in the forum of Exhibit A-4 attached hereto. Each note shall be dated as of the date hereof. The Warehousing Promissory Note, the Sublimit
Promissory  Note,  the  Working  Capital  Promissory  Note  and  the  Term
Loan
Promissory Note are collectively referred to as the "Notes". The terms
"Warehousing  Promissory  Note,"  "Sublimit  Promissory  Note," "Working
Capital
Promissory Note," "Term Loan Promissory Note," "Note" or "Notes" shall include all extensions, renewals and modifications of the Notes and all substitutions therefor. All terms and provisions of the Notes are hereby incorporated herein.(1)

2.8. Interest.

          2.8(a) Prior to the occurrence of an Event of Default and acceleration of the Obligations, the unpaid amount of each Ordinary Warehousing
Advance,
     Home Equity Advance or Second Mortgage Advance shall bear interest, from the date of such Advance  until paid in full,  at the Ordinary
Warehousing
     Rate.

          2.8(b) Prior to the occurrence of an Event of Default and acceleration of the Obligations, the unpaid amount of each Nonconforming Advance shall bear interest, from the date of such Nonconforming Advance until paid in full, at the Nonconforming Rate.

          2.8(c) Prior to the occurrence of an Event of Default and acceleration of the  Obligations,  the unpaid amount of each Working Capital
Advance and
     each Term Loan Advance shall bear interest, from the date of such Advance, until paid in full, at the Term/Working Capital

          2.8(d) New section added in Third Amendment (2/29/96) - Page 10.

----------
(1)  Replaced in Third Amendment (2/29/96) - Page 10.




          2.8(e) The Company shall be entitled to receive  outstanding
Advances
     hereunder, based once average daily aggregate Investable Balances of the
     Company maintained at a Designated Bank. The reduction shall be determined by the Lender each month, by applying an earnings credit to the prior month's Investable Balances. The earnings credit used by the Lender to compute the reduction shall be determined by the Lender in its sole discretion and in any event, the reduction shall not exceed the Depository
     Benefit.(1)

          2.8(f) Interest shall be computed on the basis of a 360-day year and applied to the actual number of days elapsed in each interest calculation period and shall be payable monthly in arrears, on the first day of each month, commencing with the first month following the date of this
     Agreement, and on the applicable Maturity Date.(1)

          2.8(g) If, for any reason, no interest is due on an Advance, the
     Company agrees to pay to the Lender an administrative fee equal to one day of interest on such Advance at the applicable rate of interest as in effect on the date of such Advance. Administrative and other fees shall be due and payable in the same manner as interest is due and payable hereunder.(2)

          2.8(h) Upon and after the occurrence and during the continuation of an
     Event of Default hereunder, the unpaid amount of each Advance shall bear interest,  until paid in full, at a rate of interest  (the "Default
Rate")
     equal to four percent (4%) per annum over the applicable rate provided in
     Sections 2.4(a), 2.4(b) or 2.4(c) hereof or, if no rated is applicable, the highest rate then applicable to any outstanding Advance pursuant to such
     Sections.(3)

----------
(1)  Sections Renumbered per Third Amendment (2/29/96) - Page 10.
(2)  Renumbered section replaced in Third Amendment (2/29/96) - Pages 11 &
12.
(3)  Replaced in Fifth Amendment (12/12/96) - Page 5.



2.9. Principal Payments.

          2.9(a) The outstanding  principal  amount of all Warehousing
Advances
     shall be payable in full on the Warehousing Maturity Date.

          2.9(b) The outstanding  principal  amount of the Term Loan
Advances as
     of  the  Term  Loan  Commitment   Termination  Date  shall  be
payable  in
     forty-eight (48) equal monthly installments, due on the first day of each month beginning on the first day of April, 1996. The remaining principal balance  of the Term  Loan  Advances  shall  be  payable  on the Term
Loan
     Maturity Date.(1)

          2.9(c)  The  outstanding  principal  amount  of  all  Working
Capital
     Advances shall be payable in full on the Working Capital Maturity
Date.

          2.9(d) The Company shall have the right to prepay the outstanding
     Advances in whole or in part, from time to time, without premium or penalty; provided, that no voluntary prepayment of Warehousing
Advances may
     be made in an amount less than Five Hundred Thousand Dollars
($500,000).

          2.9(e) All payments of outstanding Warehousing Advances from the proceeds of the sale or other disposition of Pledged Mortgages and Pledged
     Securities  shall be paid  directly by the Investor to the Cash
Collateral
     Account to be applied against the Obligations.

          2.9(f) The Company shall be obligated to pay to the Lender, without the necessity of prior demand or notice from the Lender, and the Company authorizes the Lender to cause the Funding Bank to charge the Company's account for, the amount of any outstanding Advance against a specific
     Pledged Mortgage, upon the earliest occurrence of any of the following events:

               (1) One hundred twenty (120) days elapse from the date of the initial Warehousing Advance made by the Lender against such Pledged
          Mortgage, whether or not such Pledged Mortgage is included in an
          Eligible Mortgage Pool.

               (2) Forty-five (45) days elapse from the date the Pledged
          Mortgage was delivered to an Investor for examination and purchase, without the purchase being made, or upon rejection of the Pledged
          Mortgage as unsatisfactory by an Investor.

               (3) One (1) Business  Day elapses from the date a wet
Settlement
          Advance was made and the Pledged Mortgage which was to have been funded by such Wet Settlement Advance is not closed and funded.

               (4) Seven (7) Business Days elapse from the date a Wet
Settlement
          Advance was made without receipt by the Lender of all Collateral
          Documents relating to such Pledged Mortgage, or such Collateral
          Documents, upon examination by the Lender, are found not to be in compliance with the requirements of this Agreement or the related
          Purchase Commitment.(2)

----------
(1)  Replaced in Third Amendment (2/29/96) - Page 12.
(2)  Replaced in Third Amendment (2/29/96) - Page 12 & 13.




               (5) Ten (10) Business Days elapse from the date a Collateral
          Document was delivered to the Company for correction or completion under a Trust Receipt, without being returned to the Lender.

               (6) The Mortgage Loan is defaulted and remains in default for a period of thirty (30) days or more.(1)

               (7) If the outstanding Advances against Pledged Mortgages of a specific Mortgage Loan type exceed the aggregate Purchase
Commitments
          for such Mortgage Loan type.

               (8)  Payment  of any  Lien  prior to a  Second  Mortgage
Loan is
          delinquent, and remains delinquent for a period of sixty (60) days or more.

               (9) Three (3) Business Days after the mandatory delivery date of the related Purchase  Commitment and the specific Pledged
Mortgage was
          not delivered under the Purchase Commitment prior to such mandatory delivery  date, or the Purchase  Commitment is  terminated;
unless in
          each case, such Pledged Mortgage is eligible for delivery to an
          Investor under a comparable Purchase Commitment acceptable to the
          Lender.

               (10) Upon sale or other disposition of the Pledged Mortgage.

               (11) If the Pledged  Mortgage  is  included  in a Mortgage
Pool,
          then, if the Mortgage Pool is an Eligible Mortgage Pool, upon sale of the Mortgage-backed Security, or if the Mortgage Pool is not an
          Eligible Mortgage Pool, within two (2) Business Days after delivery of the Pledged Mortgages to the pool custodian.

          2.9(f)(12) New section added in Third Amendmeent (2/29/96) -
     Page 13.(2)

          2.9(g) The outstanding amount of any Advance made pursuant to Section
     2.2(f) shall be payable in full within one (1) Business Day after the date of such Advance.

          2.9(h) In addition to the payments required pursuant to Section
     2.9(f), the Company shall be obligated to pay to the Lender, without the necessity of prior demand or notice from the Lender, and the Company authorizes the Lender to cause the Funding Bank to charge the Company's account for, the following  amounts in respect of  outstanding
Advances in
     the following circumstance:

               (1) If at any time the aggregate outstanding principal balance of all Term Loan Advances and all Working Capital Advances exceeds the
          Servicing Portfolio Collateral Value, the Company shall prepay either the outstanding Term Loan Advances or the outstanding  Working
Capital
          Advances in the amount of such excess.

               (2) If the principal amount of any Pledged Mortgage is repaid in whole or in part while a Warehousing Advance is outstanding against such Pledged Mortgage, the amount of such repayment, to be applied to such Advance.

               (3) New section added in Third Amendment (2/24/96) - Page
14.

          2.9(i) For a period of not less than five (5) consecutive days in each
     Calendar Quarter (provided, that no such five (5)-day period shall begin fewer than thirty-one (31) days after the end of the five (5)-day period for the  preceding  Calendar  Quarter),  there shall be no Working
Capital
     Advances outstanding, and the Company shall make such prepayments of the
     Working Capital Advances, and shall refrain from requesting Working
Capital
     Advances, as necessary to comply with the foregoing requirement.

          2.9(j) All amounts prepaid on the Term Loan Advances after the Term
     Loan Commitment Termination Date shall be applied to the installments required pursuant to Section 2.9(b) in the inverse order of their maturities. Amounts paid or prepaid on the Term Loan Advances after the
     Term Loan Commitment Termination Date may not be reborrowed hereunder.

          2.9(k) The Company shall give Notice to the Lender
(telephonically, to
     be followed by written notice) of the Pledged Mortgages or Pledged
     Securities for which proceeds have been received. Upon receipt of such
     Notice the Advances  against such Pledged  Mortgages or Pledged
Securities
     shall be repaid and such Pledged Mortgages or Pledged Securities shall be considered to have been redeemed from pledge. The Lender is entitled to rely upon the Company `e affirmation  that deposits in the Cash
Collateral
     Account represent payment from Investors for the purchase of Pledged
     Mortgages or Pledged Securities as specified by the Company. In the event that the payment from an Investor for the purchase of Pledged
Mortgages or
     Pledged Securities is less than the outstanding Advances against such
     Pledged Mortgages or the Mortgage Loans backing Pledged Securities, the
     Lender is authorized to cause the Funding Bank to charge the Company's account for an amount equal to such deficiency. Provided no Default or
     Event of Default exists, the Lender shall return any excess payment from an
     Investor for Pledged Mortgages or Pledged Securities to the Company.

     2.10. Expiration of Commitments. Unless extended or terminated earlier as permitted hereunder, the Warehousing Commitment shall expire of its own term, and without the necessity of action by the Lender, at the close of business on the Warehousing Maturity Date, the Term Loan Commitment shall expire of its own term, and without the necessity of action by the Lender, at the close of business on the Term Loan Commitment Termination Date and the Working Capital
Commitment shall expire of its own term, and without the necessity of action by the Lender, at the close of business on the Working Capital Maturity Date.

----------
(1)  Replaced in Third Amendment (2/29/96) - Page 13.
(2)  Section 2.9(f)(14) added in Fifth Amendment (12/12/96) - Page 5.




     2.11. Method of Making Payments. Except as otherwise specifically provided herein, all payments hereunder shall be made to the Lender not later than the close of Business on the date when due unless such date is a non-Business Day, in which case, such payment shall be due on the first Business Day thereafter, and shall be made in lawful money of the United States of America in immediately available funds transferred via wire to accounts designated by the Lender from time to time.(1)

     2.12. Warehousing Commitment Fee. The Company agrees to pay to the
Lender a
Warehousing Commitment Fee in the amount of one-quarter percent (1/4%) per annum of the amount of the Warehousing Commitment which Warehousing Commitment Fee may be paid quarterly in advance and shall be computed on the basis of a 365-day year and applied to the actual number of days elapsed in such Calendar
Quarter.
On the Closing Date, the Company shall pay the prorated portion of the quarterly
Warehousing Commitment Fee due arch the dare of acceptance of the Warehousing
Commitment to the last day of the current Calendar Quarter. Thereafter, the
Company shall make quarterly payments of the Warehousing Commitment Fee on the first (1st) day of each Calendar Quarter. If the Warehousing Maturity Date is other than the last day of a Calendar Quarter, the Company shall pay the prorated portion of the quarterly Warehousing Commitment Fee due from the beginning of the then current Calendar Quarter to and including the Warehousing
Maturity Date. The Company shall not be entitled to a reduction in the amount of the Warehousing Commitment Fee, in the event the amount of the Warehousing
Commitment  is  reduced  or in the  event  that the  Warehousing
Commitment  is
terminated prior to the Warehousing Maturity Date. If the Warehousing Commitment terminates prior to the Warehousing Maturity Date, the unpaid balance of the
Warehousing Commitment Fee shall be due and payable in full on the date of such termination.

     2.13. Working Capital Commitment Fee. The Company agrees to pay to the
Lender a Working Capital Commitment Fee in the amount of one-fifth percent
(1/5%) per annum of the amount of the Working Capital Commitment which Working
Capital Commitment Fee may be paid quarterly in advance and shall be computed on the basis of a 365-day year and applied to the actual number of days elapsed in such Calendar Quarter. On the Closing Date, the Company shall pay the prorated portion of the quarterly Working Capital Commitment Fee due from the Closing
Date to the last day of the current Calendar Quarter. Thereafter, the Company shall make quarterly payments of the Working Capital Commitment Fee on the first
(1st) day of each Calendar Quarter. If the Working Capital Maturity Date is other than the last day of a Calendar Quarter, the Company shall pay the prorated portion of the quarterly Working Capital Commitment Fee due from the beginning of the then current Calendar Quarter to and including the Working
Capital Maturity Date. The Company shall not be entitled to a reduction in the amount of the Working Capital Commitment Fee in the event the amount of the
Working  Capital  Commitment is reduced or in the event that the Working
Capital
Commitment is terminated prior to its stated expiration date. If the Working
Capital Commitment terminates prior to the Working Capital Maturity Date, the unpaid balance of the Working Capital Commitment Fee shall be due and payable in full on the date of such termination.

     2.14.  Term Loan  Commitment Fee. The Company agrees to pay to the
Lender a
Term Loan Commitment Fee in the amount of one-fifth percent (1/5%) per annum of the amount of the Term Loan Commitment, which Term Loan Commitment Fee may be paid quarterly in advance and shall be computed on the basis of a 365-day year and applied to the actual number of days elapsed in such Calendar
Quarter.  On
the Closing Date, the Company shall pay the prorated portion of the quarterly
Term Loan Commitment Fee due from the Closing Date to the last day of the current Calendar Quarter. Thereafter, the Company shall make quarterly payments of the Term Loan Commitment Fee on the first (1st) day of each Calendar Quarter.
If the Term Loan Commitment Termination Date is other than the last day of a
Calendar Quarter, the Company shall pay the prorated portion of the quarterly
Term Loan  Commitment  Fee due from the  beginning of the then current
Calendar
Quarter to and including the Term Loan Commitment Termination Date. The Company shall not be entitled to a reduction in the amount of the Term Loan Commitment
Fee, in the event the amount of the Term Loan Commitment is reduced or in the event that the Term Loan Commitment is terminated prior to its stated expiration date. If the Term Loan Commitment terminates prior to the Term Loan Commitment
Termination Date, the unpaid balance of the Term Loan Commitment Fee shall be due and payable in full on the date of such termination.

     2.15. Warehousing Fees. The Company agrees, at the time of each Advance, to pay to the Lender a Warehousing Fee in the amount of Twelve and 50/100 Dollars
($12.50) for each Mortgage Loan pledged as Collateral for such Advance.
Warehousing Fees are due when incurred, but shall not be delinquent if paid within fifteen (15) days after receipt of an invoice or an account analysis statement from the Lender.

----------
(1)  Replaced in Third Amendment (2/29/96) - Page 14.



     2.16. Miscellaneous Charges. The Company agrees to reimburse the Lender for miscellaneous charges and expenses incurred by or on behalf of the Lender in connection with the handling and administration of Advances, and to reimburse the Lender for miscellaneous charges and expenses incurred by or on behalf of the Lender in connection with the handling and administration of the Collateral.
For the purposes hereof, miscellaneous charges and expenses shall include, but not be limited to, charges for wire transfers, charges for security delivery fees, changes for overnight delivery of Collateral to Investors, and the Funding
Bank's service charges. Miscellaneous charges are due when incurred, but shall not be delinquent if paid within fifteen (15) days after receipt of an invoice or an account analysis statement from the Lender.(1)

     2.17. Interest Limitation. All agreements between the Company and the
Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of this Agreement or the Notes or otherwise, shall the amount paid or agreed to be paid to the Lender for the use, forbearance, loaning or- retention of the Advances secured by this
Agreement exceed the maximum permissible under applicable law. If from any circumstances whatsoever, fulfillment of any provisions hereof or of the Notes, or any other document securing this Agreement at any time given shall involve transcending the limit of validity prescribed by law, then, the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if from any circumstances the Lender should ever receive as interest an amount which would exceed the highest lawful rate of interest, such amount which would be in excess of interest shall be applied to the reduction of the principal balance secured by the Notes and not to the payment of interest thereunder. This provision shall control every other provision of all agreements between the
Company and Lender and shall also be binding upon and available to any subsequent holder of the Notes.

     2.18.  Increased Costs: Capital  Requirements.  In the event any applicable
law,  order,  regulation  or directive  issued by any  governmental  or monetary
authority,   or  any  change  therein  or  in  the   governmental   or
judicial
interpretation or application thereof, or compliance by the Lender with any request or directive (whether or not having the force of law) by any governmental or monetary authority:

          2.18(a) Does or shall subject the Lender to any tax of any kind whatsoever with respect to this Agreement or any Advances made hereunder, or change the basis of taxation on payments to the Lender of principal, fees, interest or any other amount payable hereunder (except for change in the rate of tax on the overall gross or net income of the Lender by the jurisdictions in which the Lender's principal office is located);

          2.18(b) Does or shall impose,  modify or hold  applicable any reserve,
     capital   requirement,   special   deposit,   compulsory  loan  or
similar
     requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of the Lender which are not otherwise included in the determination of the interest rate as calculated hereunder;

and the result of any of the foregoing is to increase the cost to the Lender of making, renewing or maintaining any Advance or to reduce any amount receivable in respect thereof or to reduce the rate of return on the capital of the Lender or any Person controlling the Lender as it relates to credit facilities in the nature of that evidenced by this Agreement, then, in any such case, the Company shall promptly pay any additional amounts necessary to compensate the Lender for such additional cost or reduced amounts receivable or reduced rate of return as determined by the Lender with respect to this Agreement or Advances made hereunder. If the Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall notify the Company of the event by reason of which it has become so entitled and the Company shall pay such amount within fifteen (15) days thereafter. A certificate as to any additional amount payable pursuant to the foregoing sentence containing the calculation thereof in reasonable detail submitted by the Lender to the Company shall be conclusive in the absence of manifest error. The obligations of the Company under this Section shall survive the payment of all other Obligations and the termination of this
Agreement.

----------
(1)  Replaced in Third Amendment (2/29/96) - Pages 14 & 15.



3.   COLLATERAL.

     3.1. Grant of Security Interest. As security for the payment of the Notes and for the performance of all of the Company's Obligations, the Company hereby assigns and transfers to the Lender all right, title and interest in and to and grants a security interest to the Lender in the following described property
(the "Collateral"):

          3.1(a) All Mortgage Loans,  including all Mortgage Notes and
Mortgages
     evidencing such Mortgage Loans, which from time to time are delivered or caused to be delivered to the Lender (including delivery to a third party on behalf of the Lender), come into the possession, custody or control of the Lender for the purpose of assignment or pledge or in respect of which an Advance has been made by the Lender hereunder, including without limitation all Mortgage  Loans in respect of which Wet Settlement
Advances
     have been made by the Lender (the "Pledged Mortgages").

          3.1(b)  All  Mortgage-backed  Securities  which  are from time to time
     created in whole or in part on the basis of the  Pledged  Mortgages or are
     delivered or caused to be delivered to, or are otherwise in the possession
     of the Lender its agent, bailee or custodian as assignee, or pledged to the
     Lender, or for such purpose are registered by book-entry in the name of the
     Lender (including  delivery to or registration in the name of a third party
     on behalf of the Lender) hereunder or in respect of which from time to time
     an  Advance  has  been  made  by  the  Lender   hereunder   (the
"Pledged
     Securities").

          3.1(c) All private mortgage insurance and all commitments issued by the FHA or VA to insure or guarantee any Mortgage Loans included in the
     Pledged Mortgages; all Purchase Commitments held by the Company covering the Pledged Mortgages or the Pledged Securities and all proceeds resulting from the sale thereof to Investors pursuant thereto; and all personal property, contract rights, servicing and servicing fees and income or other proceeds, amounts and payments payable to the Company as compensation or reimbursement, accounts and general intangibles of whatsoever kind relating to the Pledged Mortgages, the Pledged Securities, said FHA commitments or
     VA commitments and the Purchase Commitments, and all other documents or instruments  relating to the Pledged Mortgages and the Pledged
Securities,
     including, without limitation, any interest of the Company in any fire, casualty or hazard insurance policies and any awards made by any public body or decreed by any court of competent jurisdiction for a taking or for degradation of value in any eminent domain proceeding as the same relate to the Pledged Mortgages.

          3.1(d) All Servicing Contracts now owned or hereafter created or acquired by the Company; provided, however, that such assignment and security interest with respect to any pledged Servicing Contracts with FNMA or FHLMC shall not take effect until the date on which an Acknowledgment
     Agreement covering such Servicing Contracts has been executed and delivered by the Company, the Lender and FMMA or FHLMC, as appropriate.

          3.1(e) All rights of the Company to receive payments under or by virtue of the  Servicing  Contracts  described in Section  3.1(d)
(without
     giving effect to the proviso at the end thereof) and the Acknowledgment
     Agreements, whether as servicing fees, servicing income, damages, amounts payable upon the cancellation or termination of any such Servicing
     Contract, interests on the foregoing, or otherwise.

          3.1(f)  Any  agreement   pursuant  to  which  any  Servicing
Contract
     described in Section 3.1(d) (without giving effect to the proviso at the end thereof) was acquired or is sold by the Company, and all documents and instruments executed or delivered in connection with any such acquisition or sale.

          3.1(g) All accounts or general intangibles owned by the Company
     ("Receivables") for the payment of money against (i) VA under a VA guaranty of, FHA or a private mortgage insurer under an FHA or private insurer's mortgage insurance policy insuring payment of, or any other Person under any other agreement (including a Servicing Contract) relating to, all or part of a defaulted Mortgage Loan repurchased by the Company from an investor or out of a pool of Mortgage Loans  serviced by the Company,
(ii)
     obligers and their accounts, FNMA, FHLMC, GNMA or any other investor under a Servicing Contract covering, or out of the proceeds of any sale of or foreclosure sale in respect of, any Mortgage Loan (A) repurchased by the
     Company out of a pool of Mortgage Loans serviced by the Company, or (B)
     being serviced by the Company, in either case, for the reimbursement of real estate taxes or assessments, or casualty or liability insurance premiums,  paid by the Company in connection with Mortgage Loans, and
(iii)
     obligers and their accounts, or FMMA, FHLMC, GNMA or any other investor under or in respect of any Mortgage Loans serviced by the Company for repayment of advances made by the Company to cover shortages in principal and interest payments.

          3.l(h)  All right,  title and  interest  of the  Company in and to all
     escrow accounts,  documents,  instruments,  files,  surveys, certificates,
     correspondence,   appraisals,   computer  programs,  tapes,  discs,
cards,
     accounting records (including all information, records, tapes, data, programs, discs and cards necessary or helpful in the administration or servicing of the Collateral) and other information and data of the Company relating to the Collateral.

          3.1(i) All now existing or hereafter acquired cash delivered to or otherwise in the possession of the Lender or its agent, bailee or custodian or designated on the books and records of the Company as assigned and pledged to the Lender.

          3.1(j) All cash and non-cash proceeds of the Collateral, including all dividends, distributions and other rights in connection with, and all additions to, modifications of and replacements for, the Collateral, and all products and proceeds of the Collateral, together with whatever is receivable or received when the Collateral or proceeds thereof are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including, without limitation, all rights to payment with respect to any cause of action affecting or relating to the
     Collateral or proceeds thereof.

The grant of the security interest under Sections 3.3(d) and 3.3(e) above is junior and subordinate to the rights of FNMA and FHLMC in and to amounts payable to FNMA and FHLMC under and with respect to said Servicing Contracts to which
FNMA or FHLMC is a party and related agreements.

3.2.     Release of Security Interest in Collateral.

          3.2(a) Pledged Mortgages shall be released from the Lender's security interest  only  against  payment  to the  Lender of the  Release
Amount in
     connection with such Pledged Mortgages.

          3.2(b) If Pledged Mortgages are to be transferred to a pool custodian or to PHLMC or FMMA for inclusion in a Mortgage Pool, the Lender's security interest in such Pledged Mortgages shall be released only against payment to the Lender of the Release Amount in connection with such Pledged
     Mortgages.  If the  Lender's  security  interest in the  Pledged
Mortgages
     comprising the Mortgage Pool is not released prior to the issuance of the
     Mortgage-backed Security, then the Mortgage-backed Security, when issued, shall be a Pledged Security. The Lenders security interest shall continue in such Pledged Mortgages and the Pledged Security. The Lender shall be entitled to possession of such Pledged Security in the manner provided below.

          3.2(c) If Pledged Mortgages are to be transferred to an Approved
     Custodian and are included in an Eligible Mortgage Pool, the Lender's security interest in the Pledged Mortgages comprising the Eligible
Mortgage
     Pool shall be  released  upon the  issuance of the  Pledged  Security.
The
     Lender's security interest in such Pledged Security shall be released only against payment to the Lender of the Release Amount in connection with the
     Pledged Mortgages backing such Pledged Security. The Lender-shall be entitled to possession of such Pledged Security in the manner provided below.(1)

----------
(1)  Replaced in Third Amendment (2/29/96) - Page 15.



          3.2(d) The Lender shall have the exclusive  right to the
possession of
     the Pledged  Securities or, if the Pledged  Securities are not to be
issued
     in  certificated  form  or  are  to be  issued  in  certificated  form
and
     registered  exclusively with the name of, and held by, a clearing agency or
     its nominee,  shall have the right to have the book entries for the
Pledged
     Securities  issued  in the  Lender's  name  or the  name  or  names of its
     designees,  and the Lender  shall have the right to cause  delivery of the
     Pledged  Securities  to be  made  to  the  Investor  or  the  book entries
     registered  in the name of the  Investor or the  Investor's  designee only
     against  payment  therefor.  The Company  acknowledges  that the
Lender may
     enter  into  one  or  more  standing   arrangements  with  other
financial
     institutions for the issuance of Pledged Securities in book entry form in the name of such other financial institutions, as agent or financial intermediary for the Lender, and the Company agrees upon request of the
     Lender, to execute and deliver to such other financial institutions the
     Company's written concurrence in any such standing arrangements.

          3.2(e) Prior to the occurrence of an Event of Default, the
Company may
     redeem a pledged  Mortgage or Pledged  Security from the Lender's security
     interest by  notifying  the Lender of its  intention to redeem such
Pledged
     Mortgage or Pledged Security from pledge and either (a) paying,  or causing
     an Investor to pay, to the Lender,  for  application  to  prepayment of the
     principal  balance of the Notes, the Release Amount in connection with such
     Pledged Mortgage or Pledged Security,  or (b) delivering substitute
Pledged
     Mortgages  which, in addition to being acceptable to the Lender in its sole
     discretion wo;;. when included with the Collateral,  result in a
Collateral
     Value of all Pledged  Mortgages and Pledged  Securities  held by the
Lender
     which  is  at  least  equal  to  the  aggregate   outstanding
Warehousing
     Advances.(1)

          3.2(f) Following the occurrence of a Default or Event of Default, the
     Lender may, with no liability to the Company or any Person, continue to release its security  interest in any Pledged  Mortgage or Pledged
Security
     against payment of the Release Amount in connection with such Pledged
     Mortgage or Pledged Security.

          3.2(g) The Release  Amount in  connection  with any  Pledged
Mortgage
     shall be (i) prior to the occurrence of an Event of Default,  the principal
     amount of the Advances  made against such Pledged  Mortgage,  and (ii)
from
     and after the occurrence and during the continuance of an Event of
Default,
     the Committed  Purchase  Price of such Pledged  Mortgage or, if there is no
     Purchase  Commitment  therefor,   the  amount  paid  to  the  Lender
in  a
     commercially reasonable disposition thereof.

     3.3. Delivery of Additional Collateral or Mandatory Prepayment. At any time that the aggregate Collateral Value of the Pledged Mortgages and Pledged
Securities then pledged hereunder is less than the aggregate amount of the
Warehousing Advances then outstanding hereunder, the Lender may request, and the
Company shall within two (2) Business Days after Notice by the Lender (a) deliver to the Lender for pledge hereunder additional Mortgage Loans and/or cash, in aggregate amounts sufficient to cover the difference between the
Collateral Value of the Pledged Mortgages and Pledged Securities pledged and the aggregate amount of Warehousing Advances outstanding hereunder, or (b) repay the
Warehousing Advances in an amount sufficient to reduce the aggregate balance thereof outstanding to or below the Collateral Value of the Pledged Mortgages and Pledged Securities pledged hereunder.

----------

(1)  Replaced in Third Amendment (2/29/96) - Page 15.



     3.4. Release of Warehousing Collateral.

          3.4(a) The Lender may deliver documents relating to the Warehousing
     Collateral to the Company for correction or completion pursuant to a Trust
     Receipt.

          3.4(b) Prior to the occurrence of a Default or Event of Default, upon delivery by the Company to the Lender of shipping instructions pursuant to
     Exhibit  D-SF,  the  Lender  will  transmit  Pledged  Mortgages  or
Pledged
     Securities and all related loan documents or pool documents to the applicable Investor, Approved Custodian or other party.

          3.4(c) Upon receipt of Notice from the Company  under  Section
2.9(k)
     hereof, and repayment of the Release Amount with respect to a Pledged
     Mortgage identified by the Company, any Collateral Documents relating to the redeemed  Pledged  Mortgage or Mortgage Loan backing a Pledged
Security
     which have not been delivered to an Investor or Approved Custodian shall be released by the Lender to the Company.

     3.5. Collection and Servicing Rights. So long as no Event of Default shall have occurred and be continuing, the Company shall be entitled to service and receive and collect directly all sums payable to the Company in respect of the
Collateral other than proceeds of any Purchase Commitment or proceeds of the sale of any Collateral. Following the occurrence of any Event of Default, the
Lender or its designee shall thereafter be entitled to service and receive and collect all sums payable to the Company in respect of the Collateral, and in such case (a) the Lender or its designee in its discretion may, in its own name or in the name of the Company or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so,
(b) the Company shall, if the Lender so requests, hold in trust for the benefit of the Lender and forthwith pay to the Lender at its office designated by Notice hereunder, all amounts thereafter received by the Company upon or in respect of any of the Collateral, advising the Lender as to the source of such funds, and
(c) all amounts so received and collected by the Lender shall be held by it as part of the Collateral.

     3.6. Return of Collateral at End of Commitment. If (a) the Commitments shall have expired or been terminated, and (b) no Advances, interest or other
Obligations shall be outstanding and unpaid, the Lender shall deliver or release its security interest and shall deliver all Collateral in its possession to the
Company at the Company's expense. The receipt of the Company for any Collateral released or delivered to the Company pursuant to any provision of this Agreement shall be a complete and full acauittance for the Collateral so returned, and the
Lender shall thereafter be discharged from any liability or responsibility therefor.

4.   CONDITIONS PRECEDENT.

     4.1. Initial Advance. The obligation of the Lender to make the initial
Advance under this Agreement is subject to the satisfaction, in the sole discretion of the Lender, on or before the date thereof of the following conditions precedent:

          4.1(a) The Lender shall have received the following, all of which must be satisfactory in form and content to the Lender, in its sole discretion:

               (1) The Notes and this Agreement duly executed by the Company.

               (2) The Company's articles of incorporation as certified by the
          Secretary of State of the Company's incorporation, bylaws certified by the Company, and certificates of good standing dated no less recently than ninety (90) days prior to the date of this Agreement and a certification from the Franchise Tax Board of the State of California stating that the Company is in good standing with the Franchise Tax
          Board.

               (3) An original resolution of the board of directors of the
          Company, certified as of the date of this Agreement by its corporate secretary, authorizing the execution, delivery and performance of this
          Agreement and the other Loan Documents, and all other instruments or documents to be delivered by the Company pursuant to this Agreement.

               (4) A certificate of the Company's corporate secretary as to the incumbency and authenticity of the signatures of the officers of the
          Company executing this Agreement and the other Loan Documents and each
          Advance Request and all other instruments or documents to be delivered pursuant hereto (the Lender being entitled to rely thereon until a new such certificate has been furnished to the Lender).

               (5) Financial statements of the Company (and, if applicable, its
          Subsidiaries, on a consolidated basis) containing a balance sheet as of April 30, 1994, and related statements of income, changes in stockholders' equity and cash flows for the period ended on such date, all prepared in accordance with GAAP applied on a basis consistent with prior periods and audited by independent certified public accountants of recognized standing acceptable to the Lender.

               (6) Financial statements of the Company (and, if applicable, its
          Subsidiaries, on a consolidated basis) containing a balance sheet as of January 31, 1995, related statements of income and changes in stockholders' equity for the period ended on such date prepared in accordance with GAAP applied on a basis consistent with the Company's most recent audited financial statements.

               (7) The Guaranties, in the forms attached hereto as Exhibit B-1 and Exhibit B-2, duly executed by each Guarantor.

               (8) Financial statements of each Guarantor, signed by such
          Guarantor, dated as of December 31, 1994.

               (9) A favorable written opinion of counsel to the Company and the
          Guarantors (or of separate counsel at the option of the Company and the Guarantors), dated as of the date of this Agreement substantially in the form of Exhibit H attached hereto, addressed to the Lender.

               (10) A tax, lien and judgment search of the appropriate public records for the Company and the Guarantors, including a search of
          Uniform Commercial Code financing statements, which search shall not have disclosed the existence of any prior Lien on the Collateral other than in favor of the Lender or as permitted hereunder.

               (11) Copies of the certificates, documents or other written instruments which evidence the Company's eligibility described in
          Section 5.13 hereof, all in form and substance satisfactory to the
          Lender.

               (12) Copies of the Company's errors and omissions insurance policy or mortgage impairment insurance policy and blanket bond coverage policy, or certificates in lieu of policies, all in form and content satisfactory to the Lender, showing compliance by the Company as of the date of this Agreement with the related provisions of
          Section 6.8 hereof.

               (13) Executed financing statements in recordable form covering the Collateral and ready for filing in all jurisdictions required by the Lender.

               (14) Receipt by the Lender of the Commitment Fees due on the date hereof.

               (15) Evidence that all accounts necessary into which Advances will be funded have been established at the Funding Bank and receipt of a fully executed Funding Bank Agreement.

               (16) A copy of acknowledgment agreements from each of FNMA and
          FHLMC in form and substance satisfactory to the Lender acknowledging the validity of the Lender's security interest in the portions of the
          Collateral that constitute FMMA and FHLMC Servicing Contracts.

               (17) An Appraisal of the Servicing Contracts included in the
          Servicing Collateral as of December 31, 1994.

          4.1(b) All directors, officers and shareholders of the Company, all
     Affiliates of the Company or of any Subsidiary of the Company, and the
     Guarantor, to whom or to any of whom the Company shall be indebted as of the date of this Agreement, shall have subordinated such indebtedness to the Obligations, by executing a Subordination of Debt Agreement, in the form of Exhibit F hereto; and the Lender shall have received an executed copy of any such Subordination of Debt Agreement, certified by the corporate secretary of the Company to be true and complete and in full force and effect as of the date of the Advance.

          4.1(c) All Liens granted by the Company to any other Person on any of the Company's Servicing Contracts shall have been released, and the Lender shall have received satisfactory evidence thereof.

     4.2. Each Advance. The obligation of the Lender to make the initial and each subsequent Advance under this Agreement is subject to the satisfaction, in the sole discretion of the Lender, as of the date of each such Advance, of the following additional conditions precedent:

          4.2(a) The Company shall have delivered to the Lender the Advance
     Request,  Collateral  Documents,  and documents  relating to Wet
Settlement
     Advances called for under, and shall have satisfied the procedures set forth in, Section 2.2, 2.4 or 2.6, as applicable hereof and the applicable
     Exhibits hereto described in the applicable Section, according to the type of Advance. All items delivered to the Lender shall be satisfactory to the
     Lender in form and content, and the Lender may reject such of them as do not meet the  requirements  of this  Agreement  or of the related
Purchase
     Commitment.

          4.2(b) The Lender shall have received evidence satisfactory to it as to the making and/or continuation of any cook entry or the due filing and recording in all appropriate offices of all financing statements and other instruments as may be necessary to perfect the security interest of the
     Lender in the Collateral under the Uniform Commercial Code of Minnesota or other applicable law. 4.2(c) The representations and warranties of the
     Company contained in Article 5 hereof shall be accurate and complete in all material respects as if made on and as of the date of each Advance.

          4.2(d) The Company shall have performed all agreements to be performed by it hereunder, and after giving effect to the requested Advance, there shall exist no Default or Event of Default hereunder.

          4.2(e) The Guarantors shall have performed all agreements to be performed by the Guarantors under the Guaranties.

          4.2(f) The Company shall not have incurred any material liabilities, direct or contingent, other than in the ordinary course of its business, since the Statement Date.

          4.2(g) The Lender shall have received from counsel for the Company or for the Guarantors or both, if requested by the Lender in its sole discretion, an updated opinion, in form and substance satisfactory to the
     Lender, addressed to the Lender and dated as of the date of such Advance, covering such of the matters as the Lender may reasonably request.

     Delivery  of  an  Advance   Request  by  the  Company  shall  be
deemed  a
representation  by the Company that all conditions set forth in this
Section 4.2
shall have been satisfied as of the date of such Advance

5.   REPRESENTATIONS AND WARRANTIES.

     The Company hereby represents and warrants to the Lender, as of the date of this Agreement and as of the date of each Advance Request and the making of each
Advance, that:

     5.1. Organization: Good Standing; Subsidiaries. The Company and each
Subsidiary of the Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has the full legal power and authority to own its property and to carry on its business as currently conducted and is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary, except in jurisdictions, if any, where a failure to be in good standing has no material adverse effect on the business, operations, assets or financial condition of the
Company or any such Subsidiary. For the purposes hereof, good standing shall include qualification for any and all licenses and payment of any and all taxes required in the jurisdiction of its incorporation and in each jurisdiction in which the Company transacts business. The Company has no Subsidiaries except as set forth on Exhibit G hereto. Exhibit G sets forth with respect to each such
Subsidiary, its name, address, place of incorporation, each state in which it is qualified as a foreign corporation, and the percentage ownership of its capital stock by the Company.

     5.2.  Authorization  and  Enforceability.  The  Company  has the
power and
authority  to execute,  deliver and perform  this  Agreement,  the Notes and all
other  Loan  Documents  to which  the  Company  is party  and the  making of the
borrowings hereunder. The Guarantors have the legal capacity to execute, deliver
and perform the  Guaranties.  The  execution,  delivery and  performance by the
Company of this  Agreement,  the Notes and all other Loan Documents to which the
Company is a party and the making of the  borrowings  hereunder and thereunder,
have been duly and validly  authorized by all necessary  corporate action on the
part of the Company (none of which  actions has been modified or rescinded,
and
all of which  actions  are in full  force  and  effect)  and do not and will not
conflict with or violate any provision of law, of any judgments binding upon the
Company, or of the articles of incorporation or by-laws of the Company, conflict
with or result in a breach of or  constitute  a default or require  any consent
under,  or result in the creation of any Lien upon any property or assets of the
Company other than the Lien on the Collateral granted hereunder, or result in or
require the  acceleration  of any  indebtedness  of the Company  pursuant to any
agreement,  instrument  or indenture to which the Company is a party or by which
the Company or its property may be bound or affected. This Agreement,  the
Notes
and all other Loan Documents  contemplated  hereby or thereby  constitute legal,
valid,   and  binding   obligations  of  the  Company  or  of  the
Guarantors,
respectively, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other such laws affecting the enforcement of creditors' rights.

     5.3. Approvals. The execution and delivery of this Agreement, the Notes and all other Loan Documents and the performance of the Company's obligations hereunder and thereunder and the validity and enforceability hereof and thereof do not require any license, consent, approval or other action of any state or federal agency or governmental or regulatory authority other than those which have been obtained and remain in full force and effect.

     5.4. Financial Condition. The balance sheet of the Company (and, if applicable, its Subsidiaries, on a consolidated basis) as at the Statement Date, and the related statements of income and changes in stockholders' equity for the fiscal period ended on the Statement Date, heretofore furnished to the Lender, fairly present the financial condition of the Company (and its Subsidiaries) as at the Statement Date and the results of its operations for the fiscal period ended on the Statement Date. The Company had, on the Statement Date, no known material liabilities, direct or indirect, fixed or contingent, matured or unmatured, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheet and related statements, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of the Company except as heretofore disclosed to the Lender in writing. Said financial statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved. Since the Statement Date, there has been no material adverse change in the business, operations, assets or financial condition of the Company (and its Subsidiaries), nor is the Company aware of any state of facts which (with or without notice or lapse of time or both) would or could result in any such material adverse change.

     5.5. Litigation. There are no actions, claims, suits or proceedings pending or, to the knowledge of the Company, threatened or reasonably anticipated against or affecting the Company or any Subsidiary of the Company in any court or before any arbitrator or before any government commission, board, bureau or other administrative agency which, if adversely determined, may reasonably be expected to result in any material and adverse change in the business, operations, assets or financial condition of the Company as a whole, or which would affect the validity or enforceability of this Agreement or the Notes.

     5.6. Compliance with Laws. Neither the Company nor any Subsidiary of the
Company is in violation of any provision of any law, or of any judgment, award, rule, regulation, order, decree, writ or injunction of any court or public regulatory body or authority which might have a material adverse effect on the business, operations, assets or financial condition of the Company as a whole or which would affect the validity or enforceability of this Agreement or the
Notes.

     5.7. Regulations G and U. The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any
Advances made hereunder will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin
Stock.

     5.8. Investment Company Act. The Company is not an "investment company" or controlled by an "investment company within the meaning of the Investment
Company Act of 1940, as amended.

     5.9. Payment of Taxes. The Company and each of its Subsidiaries has filed or caused to be filed all federal, state and local income, excise, property and other tax returns with respect to the operations of the Company and its
Subsidiaries which are required to be filed, all such returns are true and correct, and the Company and each of its Subsidiaries has paid or caused to be paid all taxes as shown on such returns or on any assessment, to the extent that such taxes have become due, including, but not limited to, all FICA payments and withholding taxes, if appropriate. The amounts reserved, as a liability for income and other taxes payable, in the financial statements described in Section
5.4 hereof are sufficient for payment of all unpaid federal, state and local income, excise, property and other taxes, whether or not disputed, of the
Company and its Subsidiaries accrued for or applicable to the period and on the dates of such financial statements and all years and periods prior thereto and for which the Company and its Subsidiaries may be liable in its own right or as transferee of the assets of, or as successor to, any other Person.

     5.10. Agreements. Neither the Company nor any Subsidiary of the Company is a party to any agreement, instrument or indenture or subject to any restriction materially and adversely affecting its business, operations, assets or financial condition, except as disclosed in the financial statements described in Section
5.4 hereof. Neither the Company nor any Subsidiary of the Company is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument, or indenture which default could have a material adverse effect on the business, operations, properties or financial condition of the Company as a whole. No holder of any indebtedness of the Company or of any of its Subsidiaries has given notice of any asserted default thereunder, and no liquidation or dissolution of the
Company or of any of its Subsidiaries and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to the Company or of any of its Subsidiaries or any of its properties is pending, or to the knowledge of the Company, threatened.

     5.11. Title to Properties. The Company and each Subsidiary of the Company has good, valid, insurable (in the case of real property) and marketable title to all of its properties and assets (whether real or personal, tangible or intangible) reflected on the financial statements described in
Section 5.4
hereof, except for such properties and assets as have been disposed of since the date of such financial statements as no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of business, and all such properties and assets are free and clear of all Liens except as disclosed in such financial statements.

     5.12.  ERISA.  All plans  ("Plans") of a type  described in Section
3(3) of
ERISA in respect of which the Company or any Subsidiary of the Company is an
"Employer," as defined in Section 3(5) of ERISA, are in substantial compliance with ERISA, and none of such Plans is insolvent or in reorganization, has an accumulated or waived funding deficiency within the meaning of Section 412 of the Internal Revenue Code, and neither the Company nor any Subsidiary of the
Company has incurred any material liability (including any material contingent liability) to or on account of any such Plan pursuant to Sections 4062, 4063,
4064, 4201 or 4204 of ERISA; and no proceedings have been instituted to terminate any such Plan, and no condition exists which presents a material risk to the Company or a Subsidiary of the Company of incurring a liability to or on account of any such Plan pursuant to any of the foregoing Sections of ERISA. No
Plan or trust  forming a part  thereof has been  terminated  since
September 1,
1974.

     5.13. Eligibility. The Company is approved and qualified and in good standing as a lender or seller/servicer, as set forth below, and meets all requirements applicable to its status as such:

          5.13(a) FNMA approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell, and service Mortgage Loans to be sold to
     FNMA.

          5.13(b) FHLMC approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell and service Mortgage Loans to be sold to
     FHLMC.

          5.13(c) RFC approved seller/servicer of Mortgage Loans, eligible to originate, purchase, hold, sell and service Mortgage Loans to be sold to
     REC.

     5.14. Place of Business. The principal place of business of the Company is
3021 Citrus Circle, Suite 150, Walnut Creek, California 94598.

     5.15. Special Representations Concerning Collateral. The Company hereby represents and warrants to the Lender, as of the date of this Agreement and as of the date of each Advance Request and the making of each Advance, that:

          5.15(a) The Company is the legal and equitable owner and holder, free and clear of all Liens (other than Liens granted hereunder), of the Pledged
     Mortgages  and the  Pledged  Securities.  All  Pledged  Mortgages,
Pledged
     Securities and Purchase Commitments have been duly authorized and validly issued to the Company, and all of the foregoing items of Collateral comply with all of the requirements of this Agreement, and have been and will continue to be validly pledged or assigned to the Lender, subject to no other Liens.

          5.15(b) The Company has, and will continue to have, the full right, power and authority to pledge the Collateral pledged and to be pledged by it hereunder.

          5.15(c) Any Mortgage Loan and any related document included in the
     Pledged Mortgages (1) has been duly executed and delivered by the parties thereto at a closing held not more than ninety (90) days prior to the date of the Advanced Request for such Mortgage Loan,1 (2) has been made in compliance with all requirements of the Real Estate  Settlement
Procedures
     Act, Equal Credit Opportunity Act, the federal Truth-In-Lending Act and all other applicable laws and regulations, (3) is and will continue to be valid and enforceable in accordance with its terms, without defense or offset,
     (4) has not been modified or amended except in writing, which writing is part of the Collateral Documents, nor any requirements thereof waived, (5)
     has been evaluated or appraised in accordance with Title XI of FIRREA, and
     (6) complies and will continue to comply with the terms of this Agreement and, if applicable, with the related Purchase Commitment held by the
     Company. Each Mortgage Loan other than a Home Equity Loan has been fully advanced in the face amount thereof, each and each First Mortgage is a first Lien on the premises  described  therein and each Second
Mortgage is
     secured by a second Lien on the premises described therein, and has or will have a title insurance policy, in American Land Title Association form or equivalent thereof, from a recognized title insurance company, insuring the priority of the Lien of the Mortgage and meeting the usual requirements of
     Investors purchasing such Mortgage Loans.

----------
(1)  Replaced in Third Amendment (2/29/96) - Page 15.



          5.15(d) No default has occurred and is continuing for more than thirty
     (30) days under any Mortgage Loan included in the Pledged Mortgages without
     the Advance against such Pledged  Mortgage having been repaid in accordance
     with Section  2.9(f)(6)  hereof,  provided,  however,  that with respect to
     Pledged Mortgages which have already been pledged as Collateral hereunder,
     if  any  defaut  has  occurred,   the  Company  will  promptly  notify
the
     Lender.(1)

          5.15(e) The Company has complied and will continue to comply with all laws, rules and regulations in respect of the FHA insurance or VA guaranty of each Mortgage Loan included in the Pledged Mortgages designated by the
     Company as an FHA insured or VA guaranteed Mortgage Loan, and such insurance or guarantee is and will continue to be in full force and effect.
     All such FHA insured and VA guaranteed Mortgage Loans comply and will continue to comply in all respects with all applicable requirements for purchase under the FMMA standard form of selling contract for FHA insured and VA guaranteed loans and any supplement thereto then in effect.

          5.15(f)  All  fire  and  casualty   policies   covering  the
premises
     encumbered by each Mortgage included in the Pledged Mortgages (1) name and will continue to name the Company and its successors and assigns as the insured under a standard mortgagee clause, (2) are and will continue to be in full force and effect, and (3) afford and will continue to afford insurance against fire and such other risks as are usually insured against in the broad form of extended coverage insurance from time to time available.

          5.15(g) Pledged Mortgages secured by premises located in a special flood hazard area designated as such by the Secretary of HUD1 are and shall continue to be covered by special flood  insurance under the National
Flood
     Insurance Program.

          5.15(h) Each FHA insured Mortgage Loan pledged hereunder meets all applicable  governmental  requirements  for such  insurance.  Each
Pledged
     Mortgage, against which an Advance is Wade on the basis of a Purchase
     Commitment, meets all requirements of such Purchase Commitment. The
Company
     shall assure that Pledged Mortgages which are intended to be used in the formation of Mortgage-backed Securities shall comply or, prior to the formation of any such Mortgage-backed Security, shall comply with the requirements of the governmental instrumentality, department or agency guaranteeing such Mortgage-backed Security.

          5.15(i)  For  Pledged  Mortgages  which  will be  used  to  back
GMMA
     Mortgage-backed   Securities,   the  Company  has  received   from
GNMA  a
     Confirmation   Notice  or  Confirmation   Notices  for  Request
Additional
     Commitment Authority and for Request Pool Numbers, and there remains available thereunder a commitment on the part of GNMA sufficient to permit the issuance of GNMA Mortgage-backed Securities in an amount at least equal to the amount of such Pledged Mortgages designated by the Company as the
     Mortgage  Loans to be used to back  such GMMA  Mortgage-backed
Securities;
     each such Confirmation Notice is in full force and effect; each of such
     Pledged Mortgages has been assigned by the Company to one of such Pool
     Numbers and a portion of the available GNMA Commitment has been allocated thereto by the Company, in an amount at least equal to such Pledged
     Mortgages; and each such assignment and allocation has been reflected in the books and records of the Company.

     5.16. Servicing. Attached hereto as Exhibit E is a true and complete list of the Company's Servicing Portfolio. All of the Company's Servicing Contracts are in full force and effect and, except as otherwise indicated, are unencumbered by Liens. No default or event which, with notice or lapse of time or both, would become a default, exists under any such Servicing Contract.

     5.17. Special Representations  Concerning Pledged Servicing Contracts.
The
Company hereby represents and warrants to the Lenders, as of the date of this
Agreement and as of the date of any Term Loan Advance Request or Working
Capital
Advance  Request  and the making of each Term Loan  Advance  or Working
Capital
Advance, that:

          5.17(a) The Company is the legal and equitable owner and holder, free and clear of all Liens (other than Liens granted hereunder), of the
     Servicing Contracts pledged hereunder and, subject to the limitations set forth in Section 3.1(d), such Servicing Contracts will be validly pledged or assigned to the Lender, subject to no other Liens.

          5.17(b) Subject to the limitations set forth in Section 3.1(d), the
     Company has, and will continue to have, the full right, power and authority to pledge the Servicing Contracts pledged and to be pledged by it hereunder.

          5.17(c) All of the  servicing  rights  under the  Servicing
Contracts
     pledged hereunder in which a security interest is granted hereby constitute direct servicing rights.

          5.17(d) Each Servicing Contract pledged hereunder is in full force and effect, each Servicing Contract pledged hereunder is legal, valid and enforceable in accordance with its terms and no default or event which, with notice or lapse of time or both, would become a default, exists under any such Servicing Contract.

          5.17(e) Each right to the payment of money under the Servicing
     Contracts pledged hereunder is genuine and enforceable in accordance with its terms against the parties obligated to pay the same (nObligorn), except as limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, which terms have not been modified or waived in any material respect or to any material extent.

          5.17(f) To the best of the Company's knowledge, the amount represented by the Company to the Lenders as owing by an Obligor under each Mortgage
     Loan being serviced under a Servicing Contract pledged hereunder is the correct amount actually and unconditionally owing by such Obligor.

          5.17(g) To the best of the Company's knowledge, no Obligor has any defense, set off, claim or counterclaim against the Company which can be asserted against the Lender or the Lenders, whether in any proceeding to enforce the Lenders rights in the related Mortgage Loan or otherwise.

          5.17(h) The Company has not sold, assigned or otherwise transferred any rights associated with the Mortgage Loans being serviced under a
     Servicing Contract pledged hereunder, including, without limitation, any rights to place escrow deposits with respect thereto.

          5.17(i) Except for the Acknowledgement Agreements, no consent of any
     Obligor or any other Person is required for the grant of the security interest provided herein by the Company in any of the Servicing
Collateral
     including, without limitation, the Servicing Contracts pledged hereunder, or any computer software being utilized by the Company pursuant to license, lease or otherwise, other than consents which have been obtained, nor will any consent need to be obtained upon the occurrence of an Event of Default for the Lender to exercise  its rights with respect to any of the Term
Loan
     Collateral except as set forth in the Acknowledgment Agreements.

          5.17(j) Each Mortgage Loan being serviced  under a Servicing
Contract
     pledged hereunder that is owned by FMMA or FHLMC or is included in a FNMA or FHLMC pool is covered by an Acknowledgment Agreement with such agency in form and substance satisfactory to the Lender.

----------
(1)  Replaced in Third Amendment (2/29/96) - Page 16.



     5.18. Special Representations Concerning Receivables. The Company hereby represents and warrants to the Lenders, as of the date of this Agreement and as of the date of each Working Capital Advance Request and the making of each
Working Capital Advance that:

          5.18(a) The Company is the legal and equitable owner and holder, free and clear of all Liens (other than Liens granted hereunder) of the
     Receivables, and the Receivables have been and will continue to be subject to a security interest in favor of the Lender, subject to no other
Liens.

          5.18(b) The Company has, and will continue to have, the full right, power and authority to grant a security interest in the Receivables to the
     Lender.

          5.18(c) Each Receivable is a valid, enforceable right to retain amounts received from obligers under Mortgage Loans serviced by the
     Company, or a valid, enforceable right to payment from FNMA, FHLMC, GNMA,
     VA, FHA or a private mortgage insurer, is currently due, and as to which no condition exists that will impair or materially delay payment thereof.

          5.18(d) To the best of the Company's knowledge, with respect to any
     Receivables, the Mortgagor who is liable for payments that will be applicable to such Receivables, or FMMA, FHLMC, GNMA, FHA, VA or the private mortgage insurer, obligated thereon, has no defense, setoff, claim or counterclaim against the Company which can be asserted against the
     Lender or the Lenders, whether in any proceeding to enforce the Lender's security interest in such Receivable or otherwise.

          5.18(e) Except for the Acknowledgment Agreements, to the extent required, no consent of any Person is required tothe grant of a security interest in the Receivables to the Lender, and no consent will need to be obtained upon the occurrence of an Event of Default for the Lender to exercise its rights with respect to any of the Receivables.

6.   AFFIRMATIVE COVENANTS.

     The Company hereby covenants and agrees that, so long as the Commitment is outstanding or there remain any Obligations to be paid or performed under this
Agreement or under any other Loan Document, the Company shall:

     6.1. Payment of Notes. Punctually pay or cause to be paid all Obligations payable hereunder and under the Notes in accordance with the terms hereof and thereof.

     6.2. Financial Statements and Other Reports. Deliver to the Lender:

          6.2(a) As soon as available and in any event within thirty (30) days after the end of each calendar month, statements of income and changes in stockholders' equity of the Company (and, if applicable, its Subsidiaries, on a consolidated basis) for the immediately preceding month and for the period from the beginning of the fiscal year to the end of such calendar month, and the related balance sheet as at the end of the immediately preceding month, all in reasonable detail and certified as to the fairness of presentation by the chief financial officer of the Company, subject, however, to year-end audit adjustments.

          6.2(b) As soon as available and in any event within ninety (90) days after the close of each fiscal year, statements of income, changes in stockholders' equity and cash flows of the Company (and, if applicable, its
     Subsidiaries, on a consolidated basis) for such year, and the related balance sheet as at the end of such year (setting forth in comparative form the corresponding figures for the preceding fiscal year), all in reasonable detail and accompanied by an opinion in form and substance satisfactory to the Lender and prepared by an accounting firm reasonably satisfactory to the Lender, or other independent certified public accountants of recognized acceptable standing selected by the Company and to the Lender, as to said financial statements and a certificate signed by the chief financial officer of the Company stating that said financial statements fairly present the financial condition and results of operations of the Company
     (and, if applicable, its Subsidiaries) as at the end of, and for, such year.

          6.2(c)  Together  with  each  delivery  of  (i)  financial statements
     required in Section 6.2(a) for the months of July, October and
January, and
     (ii)  financial   statements  required  in  Section  6.2(b),  an
Officer's
     Certificate  substantially in the form of Exhibit I-SF hereto:  (1)
setting
     forth in  reasonable  detail all  calculations  necessary  to show that the
     Company is in compliance  with the  requirements of Sections 7.6, 7.7,
7.8,
     7.9, 7.10,  7.11 and 7.12 hereof as of the end of such quarter or year
(or,
     if the Company is not in compliance,  showing the extent of  non-
compliance
     and  specifying the period of  non-compliance  and what actions the
Company
     has  taken,  is  taking or  proposes  to take with  respect  thereto);
(2)
     certifying that the Company was, as of the end of the period, in compliance and in good standing with applicable HUD, GNMA, or Investor net worth requirements; and (3) stating that the signers have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and conditions of the
     Company (and, if applicable, its Subsidiaries) during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as of the date of the
     Officer's Certificate, of any Default or Event of Default, or if any
     Default or Event of Default existed or exists, specifying the nature and period of the existence thereof and what action the Company has taken, is taking and proposes to take with respect thereto.

          6.2(d) As soon as available and in any event within ninety (90) days after the close of each fiscal year of the Company, current financial statements of each Guarantor, signed by such Guarantor, dated not more than ninety (90) days prior to the date of required delivery to the Lender hereunder.

          6.2(e) Weekly or more frequently as the Lender may from time to time request, a commitment summary and pipeline report substantially in the form of Exhibit L (the "Commitment Summary Report a) dated as of the close of business on the last Business Day of each week and provided to the Lender by facsimile by 10:00 a.m. on the next succeeding Business Day of the following week, and the signed original thereof shall be sent to the Lender by first class mail on such next succeeding Business Day.

          6.2(f) As soon as available and in any event within fifteen (15) days after the end of each calendar month, a consolidated report (the
"Servicing
     Portfolio Report") as of the end of the calendar month detailing, as to all
     Mortgage Loans the servicing rights to which are owned by the Company
     (specified by investor type, recourse and non-recourse) regardless of whether such Mortgage Loans are Pledged Mortgages and which report shall indicate Mortgage Loans which (A) are current and in good standing,
(B) are
     more than 30, 60 or 90 days past due, respectively, (C) are, for Mortgage
     Loans serviced with recourse, more than three hundred sixty (360) days past due, (D) are the subject of pending bankruptcy or foreclosure proceedings, or (E) have been converted (through foreclosure or other proceedings in lieu thereof) by the Company into real estate owned by the Company.

          6.2(g) Reports in respect of the Pledged Mortgages and Pledged
     Securities and Servicing Collateral, in such detail and at such times as the Lender in its discretion may reasonably request at any time or from time to time.

          6.2(h) Copies of all regular or periodic financial and other reports, if any, which the Company shall file with the Securities and Exchange
     Commission or any governmental agency successor thereto, copies of any audits completed by GNMA, FMMA or FHLMC and copies of the Mortgage
Bankers'
     Financial Reporting Forms (FHLMC Form 1055/FNMA Form 1002) which the
     Company shall have filed with FMMA or FHLMC.

          6.2(i) From time to time, with reasonable promptness, such further information regarding the business, operations, properties or financial condition of the Company as the Lender may reasonably request.

          6.2(j) Semi-annually, or more frequently as the Lender may from time to time request, an Appraisal.

     6.3. Maintenance of Existence;  Conduct of Business.  Preserve and
maintain
its  corporate  existence in good  standing  and all of its rights, privileges,
licenses and  franchises  necessary  or  desirable in the normal  conduct of its
business,   including,   without   limitation,   its   eligibility   as
lender,
seller/servicer  and issuer  described  under  Section 5.13 hereof;
conduct its
business in an orderly and efficient manner; maintain a net worth of acceptable assets as required by FHA, GMMA, FNMA or FHLMC at any and all times for maintaining the Company's status as a FHA, FNMA, FHLMC approved mortgagee or
GMMA issuer; and make no change in the nature or character of its business or engage in any business in which it was not engaged on the date of this
Agreement.

     6.4. Compliance with Applicable Laws. Comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, a breach of which could materially adversely affect its business, operations, assets, or financial condition, except where contested in good faith and by appropriate proceedings.

     6.5. Inspection of Properties and Books. Permit authorized representatives of the Lender or any Participant to discuss the business, operations, assets and financial condition of the Company and its Subsidiaries with its officers and employees and to examine its books of account and make copies or extracts thereof, all at such reasonable times as the Lender or any Participant may request. The Company will provide its accountants with a copy of this Agreement promptly after the execution hereof and will instruct its accountants to answer candidly any and all questions that the officers of the Lender or any
Participant or any authorized representatives of the Lender or any Participant may address to them in reference to the financial condition or affairs of the
Company and its Subsidiaries. The Company may have its representatives in attendance at any meetings between the officers or other representatives of the
Lender or any Participant and the Company accountants held in accordance with this authorization.

     6.6. Notice. Give prompt written notice to the Lender of (a) any action, suit or proceeding instituted by or against the Company or any of its
Subsidiaries in any federal or state court or before any commission or other regulatory body (federal, state or local, domestic or foreign) which action, suit or proceeding has at issue in excess of One Hundred Thousand Dollars
($100,000), or any such proceedings threatened against the Company or any of its
Subsidiaries in a writing containing the details thereof, (b) the filing, recording or assessment of any federal, state or local tax Lien against the
Company, or any of its assets or any of its Subsidiaries, (c) the occurrence of any Event of Default hereunder or the occurrence of any Default and continuation thereof for five (5) days, (d) the suspension, revocation or termination of the
Company's eligibility, in any respect, as approved lender, seller/servicer or issuer as described under Section 5.13 hereof, (e) the transfer, loss or termination of any Servicing Contract to which the Company is a party, or which is held for the benefit of the Company, and the reason for such transfer, loss or termination, if known to the Company, and (f) any other action, event or condition of any nature which may lead to or result in a material adverse effect upon the business, operations, assets, or financial condition of the Company and its Subsidiaries or which, with or without notice or lapse of time or both, would constitute a default under any other agreement, instrument or indenture to which the Company or any of its Subsidiaries is a party or to which the Company or any of its Subsidiaries, its properties, or assets may be subject.

     6.7. Payment of Debt, Taxes, etc. Pay and perform all obligations and indebtedness of the Company, and cause to be paid and performed all obligations and indebtedness of its Subsidiaries, promptly and in accordance with the terms thereof and pay and discharge or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon the Company or its Subsidiaries or upon their respective income, receipts or properties before the same shall become past due, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a Lien or charge upon such properties or any part thereof; provided, however, that the
Company and its Subsidiaries shall not be required to pay taxes, assessments or governmental charges or levies or claims for labor, materials or supplies for which the Company or its Subsidiaries shall have obtained an adequate bond or adequate insurance or which are being contested in good faith and by proper proceedings which are being reasonably and diligently pursued and for which proper reserves have been created.

     6.8. Insurance. Maintain (a) errors and omissions insurance or mortgage impairment insurance and blanket bond coverage, with such companies and in such amounts as satisfy prevailing FMMA, FHLMC and GNMA requirements applicable to a qualified mortgage originating institution, and (b) liability insurance and fire and other hazard insurance on its properties, with responsible insurance companies approved by the Lender, in such amounts and against such risks as is customarily carried by similar businesses operating in the same vicinity; and
(c) within thirty (30) days after Notice from the Lender, obtain such additional insurance as the Lender shall reasonably require, all at the sole expense of the
Company. Copies of such policies shall be furnished to the Lender without charge upon request of the Lender.

     6.9. Closing Instructions. Indemnify and hold the Lender harmless from and against any loss, including reasonable attorneys, fees and costs, attributable to the failure of a title insurance company, agent or approved attorney to comply with the disbursement or instruction letter or letters of the Company relating to any Mortgage Loan.

     6.10. Subordination of Certain Indebtedness. Cause any indebtedness of the
Company, incurred after the date of this Agreement, to any shareholder, director or officer of the Company, or to any Affiliate of the Company or of any
Subsidiary of the Company, or to any Guarantor, to be subordinated to all
Obligations by the execution of a Subordination of Debt Agreement in the form of
Exhibit J hereto and deliver to the Lender an executed copy of said Agreement, certified by the corporate secretary of the Company to be true and complete and in full force and effect.

     6.11. Other Loan  Obligations.  Perform all material  obligations under the
terms  of each  loan  agreement,  note,  mortgage,  security  agreement  or debt
instrument  by which the  Company  is bound or to which any of its property  in
subject,  and promptly notify the Lender in writing of a declared  default under
or the  termination,  cancellation,  reduction or nonrenewal of any of its other
lines of credit or agreements with any other lender.  Exhibit J hereto is a true
and  complete  list of all such  lines of  credit or  agreements  as of the date
hereof and the  Company  hereby  agrees to give the Lender at least  thirty
(30)
days Notice before entering into any additional lines of credit or agreements.

     6.12. Use of Proceeds of Advances. Use the proceeds of each Advance solely for the purposes set forth in Section 2 1(b), Section 2.3(b) or Section 2.5(b)
above, as applicable.

     6.13. Special Affirmative Covenants Concerning Collateral.

          6.13(a) Warrant and defend the right, title and interest of the Lender in and to the Collateral against the claims and demands of all Persons whomsoever.

          6.13(b)  Service  or  cause  to be  serviced  all  Mortgage
Loans  in
     accordance  with the  standard  requirements  of the  issuers  of
Purchase
     Commitments  covering the same, the Servicing  Contracts  covering the same
     and all applicable FHA and VA requirements,  including  without limitation
     taking all actions  necessary  to enforce the  obligations  of the obligers
     under  such  Mortgage  Loans.  The  Company  shall  service  or cause to be
     serviced all Mortgage Loans backing  Pledged  Securities in accordance with
     applicable  governmental   requirements  and  requirements  of
issuers  of
     Purchase Commitments covering the same. The Company shall hold all escrow funds collected in respect of Pledged Mortgages, Mortgage Loans backing
     Pledged Securities and Mortgage Loans serviced pursuant to Servicing
     Contracts in trust, without commingling the same with non-custodial funds, and apply the same for the purposes for which such funds were collected.

          6.13(c) Execute and deliver to the Lender such Uniform Commercial
Code
     financing statements with respect to the Collateral as the Lender may request. The Company shall also execute and deliver to the Lender such further instruments of sale, pledge or assignment or transfer, and such powers of attorney, as required by the Lender, and shall do and perform all matters and things necessary or desirable to be done or observed, for the purpose of effectively creating, maintaining and preserving the security and benefits  intended to be afforded the Lender under this Agreement.
The
     Lender shall have all the rights and remedies of a secured party under the
     Uniform Commercial Code of Minnesota, or any other applicable law, in addition to all rights provided for herein.

          6.13(d) Notify the Lender within two (2) Business Days of any default under, or of the termination of, any Purchase Commitment relating to any
     Pledged Mortgage, Eligible Mortgage Pool or Pledged Security.

          6.13(e) Promptly comply in all respects with the terms and conditions of all Purchase Commitments, and all extensions, renewals and modifications or substitutions thereof or thereto. The Company will cause to be delivered to the Investor the Pledged Mortgages and Pledged Securities to be sold under each Purchase Commitment not later than the mandatory delivery date thereof.

          6.13(f) Maintain, at its principal office or in a regional office approved by the Lender, or in the office of a computer service bureau engaged by the Company and approved by the Lender, and, upon request, make available to the Lender the originals, or copies in any case where the originals have been delivered to the Lender or to an Investor, of its
     Mortgage Notes and Mortgages included in Pledged Mortgages, Mortgage-backed
     Securities delivered to the Lender as Pledged Securities, Purchase
     Commitments, Servicing Contracts and all related Mortgage Loan documents and instruments, and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data relating to the Collateral.

7.   NEGATIVE COVENANTS.

     The Company hereby covenants and agrees that, so long as the Commitment is outstanding or there remain any Obligations to be paid or performed, the Company shall not, either directly or indirectly, without the prior written consent of the Lender:

     7.1.  Contingent  Liabilities.  Assume,  guarantee,  endorse,  or otherwise
become   contingently  liable  for  the  obligation  of  any  Person except  by
endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

     7.2. Sale or Pledge of Servicing Contracts. Sell, pledge or grant a security interest in any existing or future Servicing Contracts of the Company other than to the Lender, except as otherwise expressly permitted in this
Agreement, or omit to take any action required to keep all such Servicing
Contracts in full force and effect, provided, however, that if no Default or
Event of Default has occurred and is continuing, servicing on individual
Mortgage Loans may be sold concurrently with and incidental to the sale of such
Mortgage Loans (with servicing released) in the ordinary course of the Company's business.

     7.3. Merger; Sale of Assets; Acquisitions. Liquidate, dissolve, consolidate or merge or sell any substantial part of its assets, or acquire any substantial part of the assets of another.

     7.4. Deferral of Subordinated Debt. Pay in advance of the stated maturity thereof any Subordinated Debt of the Company or, if a Default or Event of
Default hereunder shall have occurred, make any payment of any kind thereafter on such Subordinated Debt until all Obligations have been paid and performed in full and any applicable preference period has expired.

     7.5. Loss of Eligibility. Take any action that would cause the Company to lose all or any part of its status as an eligible lender, seller/servicer and issuer as described under Section 5.13 hereof.

     7.6. Current Ratio. Permit the ratio of current assets to current liabilities of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, at any time to exceed 1.01 to 1.

     7.7. Debt to Adjusted Tangible Net Worth Ratio. Permit the ratio of
Debt to
Adjusted Tangible Net Worth of the Company (and its Subsidiaries, on a consolidated basis) at any time to exceed 10 to 1.

     7.8. Minimum  Tangible Net Worth.  Permit Tangible Net Worth of the
Company
(and its Subsidiaries, on a consolidated basis) at any time to be less-than One
Million Dollars ($1,000,000).(1)

     7.9.  Minimum  Adjusted  Tangible Net Worth.  Permit Adjusted
Tangible net
Worth of the Company (and its Subsidiaries, on a consolidated basis) at any time to be less than Three Million Five Hundred Thousand Dollars
($3,500,000).(1)

----------
(1)  Replaced in Third Amendment (2/29/96) - Page 16.



     7.10. Minimum Servicing Portfolio.  Permit the Adjusted Servicing
Portfolio
of  the   Company  to  be  less  than  Two   Hundred   Fifty   Million
Dollars
($250,000,000).(1)

     7.11. Dividends. For each fiscal year, declare or pay dividends in excess of twenty-five percent (25%) of the Company's net after-tax income earned in any fiscal year. Any Dividends declared in respect of the net income of the Company in any fiscal year must be paid by the end of the second quarter of the next succeeding fiscal year.

     7.12. Transactions with Affiliates. Directly or indirectly (at make any loan, advance, extension of credit or capital contribution to any of its
Affiliates, (b) transfer, sell, pledge, assign or otherwise dispose of any of its assets to or on behalf of such Affiliates, (c) merge or consolidate with or purchase or acquire assets from such Affiliates, or (d) transfer, pledge, or assign or otherwise pay management fees to or on behalf of such Affiliates.

     7.13.  Acquisition  of  Recourse  Servicing  Contracts.  Acquire
Servicing
Contracts under which the Company is obligated to repurchase or indemnify the holder of the Mortgage Loans as a result of defaults on the Mortgage Loans at any time during the term of such Mortgage Loans.

     7.14. Special Negative Covenants Concerning Collateral.

          7.14(a) The Company shall not amend or modify, or waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Pledged Mortgages or Pledged Securities.

          7.14(b) The Company shall not sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber (except pursuant to this Agreement or as permitted herein) any of the Collateral or any interest therein.

          7.14(c) The Company shall not make any compromise, adjustment or settlement in respect of any of the Collateral or accept other than cash in payment or liquidation of the Collateral.

8.   DEFAULTS; REMEDIES.

     8.1. Events of Default. The occurrence of any of the following conditions or events shall be an event of default ("Event of Default"):

          8.1(a) Failure to pay the principal of any Advance when due, whether at stated maturity, by acceleration, or otherwise; or failure to pay any installment of interest on any Advance or any other amount due under this
     Agreement within ten (10) days after the due date; or failure to pay, within any applicable grace period, the principal or interest on any other indebtedness of the Company due the Lender; or

          8.1(b) Failure of the Company or any of its Subsidiaries to pay, or
     any default in the payment of any principal or interest on, any other indebtedness or in the payment of any contingent obligation within any period of grace provided; or breach or default with respect to any other material term of any other indebtedness or of any loan agreement, mortgage, indenture or other agreement relating thereto, if the effect of such failure, default or breach is to cause, or to permit the holder or holders thereof (or a trustee on behalf of such holder or holders) to cause, indebtedness of the Company or its Subsidiaries in the aggregate amount of
     Fifty Thousand Dollars ($50,000) or more to become or be declared due prior to its stated maturity (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

----------
(1)  Replaced by Fourth Amendment (6/11/96) - Page 2



          8.1(c) Failure of the Company to perform or comply with any term or condition applicable to it contained in Sections 6.3, 6.12 and 6.13 or in any Section of Article 7 of this Agreement; or

          8.l(d) Any of the Company's representations or warranties made or deemed made herein or in any other Loan Document, or in any statement or certificate at any time given by the Company in writing pursuant hereto or thereto shall be inaccurate or incomplete in any material respect on the date as of which made or deemed made; or(1)

          8.1(e) The Company shall default in the performance of or compliance with any term contained in this Agreement or any other Loan Document other than those referred to above in Subsections 8.1(a), 8.1(c) or 8.1(d) and such default shall not have been remedied or waived within thirty (30) days after the earliest of (i) receipt by the Company of Notice from the Lender of such default, (ii) receipt by the Lender of Notice from the Company of such default, or (iii) the date the Company should have notified the Lender of such default pursuant to Section 6.6(c); or(2)

          8.1(f) (1) A court having  jurisdiction  shall enter a decree or order
     for relief in respect of the Company,  any Subsidiary of the Company or any
     Guarantor  in  an  involuntary   case  under  any  applicable
bankruptcy,
     insolvency or other similar law in respect of the Company, any Subsidiary of the Company or any Guarantor now or hereafter in effect, which decree or order is not stayed; or a filing of a voluntary case under any applicable bankruptcy, insolvency or other similar law in respect of the Company, any
     Subsidiary of the Company or any Guarantor has occurred; or any other similar relief shall be granted under any applicable federal or state law;
     or (2) the filing of an involuntary case in respect of the Company, any
     Subsidiary of the Company or any Guarantor under any applicable bankruptcy, insolvency or other similar law; or a decree or order of a court having jurisdiction for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company, any Subsidiary of the Company or of any Guarantor, or over all or a substantial part of their respective property, shall have been entered; or
     the involuntary appointment of an interim receiver, trustee or other custodian of the Company, any Subsidiary of the Company or any Guarantor
     for all or a substantial part of their respective property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of the Company, any Subsidiary of the
     Company or any Guarantor, and the continuance of any such events in
     Subsection (2) above for sixty (60) days unless dismissed, bonded off or discharged; or

          8.1(g) The Company, any Subsidiary of the Company or any Guarantor
     shall have an order for relief entered with respect to it or commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; the making by the
     Company, any Subsidiary of the Company or any Guarantor of any assignment for the benefit of creditors; or the inability or failure of the Company, any Subsidiary of the Company or any Guarantor, or the admission by the
     Company, any Subsidiary of the Company or any Guarantor in writing of its inability, to pay its debts as such debts become due; or

          8.1(h) Failure of the Company to perform any contractual obligations which it may have to repurchase Mortgage Loans, if such obligations in the aggregate exceed One Million Dollars ($l,000,000); or

          8.1(i) Any money judgment,  writ or warrant of attachment,  or similar
     process  involving in any case an amount in excess of Twenty-Five
Thousand
     Dollars  ($25,000)  shall be entered or filed against the Company or any of
     its  Subsidiaries  or any of  their  respective  assets  and  shall remain
     undischarged,  unvacated,  unhanded or unstayed for a period of thirty
(30)
     days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

          8.1(j) Any order,  judgment  or decree  shall be entered  against the
     Company decreeing the dissolution or split up of the Company and such order
     shall remain undischarged or unstayed for a period in excess of twenty
(20)
     days; or

          8.1(k) Any Plan  maintained by the Company or any of its
Subsidiaries
     shall be  terminated  within the  meaning of Title IV of ERISA or a trustee
     shall be  appointed  by an  appropriate  United  States  district court to
     administer any Plan, or the Pension  Benefit  Guaranty  Corporation
(or any
     successor thereto) shall institute  proceedings to terminate any Plan or to
     appoint a trustee  to  administer  any Plan if as of the date  thereof the
     Company's liability or any such Subsidiary's liability (after giving effect
     to  the  tax   consequences   thereof)  to  the  Pension  Benefit
Guaranty
     Corporation  (or any  successor  thereto)  for unfunded  guaranteed vested
     benefits   under  the  Plan  exceeds  the  then  current  value  of
assets
     accumulated  in  such  Plan  by  more  than  Twenty-Five  Thousand
Dollars
     ($25,000) (or in the case of a termination involving the Company or any of its Subsidiaries as a Substantial employers (as defined in Section
     4001(a)(2) of ERISA) the withdrawing employer's proportionate share of such excess shall exceed such amount); or

          8.1(l) The Company or any of its Subsidiaries as employer under a
     Multiemployer Plan shall have made a complete or partial withdrawal from such  Multiemployer  Plan and the plan sponsor of such  Multiemployer
Plan
     shall have notified such withdrawing employer that such employer has incurred a withdrawal  liability in an annual amount exceeding  Twenty-
Five
     Thousand Dollars ($25,000); or

          8.1(m) The Company or any Guarantor shall purport to disavow its obligations hereunder or under any Guaranty, as the case may be, or shall contest the validity or  enforceability  hereof or of any Guaranty;
or the
     Lender's security interest on any portion of the Collateral shall become unenforceable or otherwise impaired; provided that, subject to the Lender's approval, no Event of Default shall occur as a result of such impairment if all Advances made against any such Collateral shall be paid in full within ten (10) days of the date of such impairment; or

          8.1(n) James W. Noack and James A. Umphryes shall cease owning, directly or indirectly, all of the capital stock of the Company; or

          8.1(o) There shall be a material adverse change in the financial condition, business or operations of the Company.

8.2. Remedies.

          8.2(a)  Upon the  occurrence  of any  Event of  Default
described  in
     Sections  8.1(f) or 8.1(g),  the  Commitments  shall be terminated and the
     unpaid  principal amount of and accrued interest on the Notes and all other
     Obligations   shall   automatically   become  due  and   payable,
without
     presentment, demand or other requirements of any kind, all of which are hereby expressly waived by the Company.

          8.2(b) Upon the occurrence of any Event of Default, other than those described in Sections 8.1(f) and 8.1(g), the Lender may, by Notice to the
     Company, terminate the Commitments and/or declare all Obligations to be immediately due and payable, whereupon the same shall forthwith become due and payable, together with all accrued interest thereon, and the obligation of the Lender to make any Advances shall thereupon terminate.

          8.2(c) Upon the occurrence of any Event of Default, the Lender may also do any of the following:

               (1) Foreclose upon or otherwise enforce its security interest in and Lien on the Collateral to secure all payments and performance of the Obligations in any manner permitted by law or provided for hereunder.

               (2) Notify all obligers in respect of Collateral that the
          Collateral has been assigned to the Lender and that all payments thereon are to be made directly to the Lender or such other party an may be designated by the Lender; settle, compromise, or release, in whole or in part, any amounts owing on the Collateral, any such obligor or any Investor or any portion of the Collateral, on terms acceptable to the Lender; enforce payment and prosecute any action or proceeding with respect to any and all Collateral; and where any such
          Collateral is in default, foreclose on and enforce security interests in such Collateral by any available judicial procedure or without judicial process and sell property acquired as a result of any such foreclosure.

               (3) Act, or contract with a third party to act, as servicer or subservicer of each item of Collateral requiring servicing and perform all obligations  required in connection  with Servicing
Contracts and
          Purchase Commitments, such third party's fees to be paid by the
          Company.

               (4) Require the Company to assemble the Collateral and/or books and records relating thereto and make such available to the Lender at a place to be designated by the Lender.

               (5) Enter onto property where any Collateral or books and records relating thereto are located and take possession thereof with or without judicial process.

               (6) Prior to the disposition of the Collateral, prepare it for disposition in any manner and to the extent the Lender deems appropriate.

               (7) Exercise all rights and remedies of a secured creditor under the Uniform Commercial Code of Minnesota or other applicable law, including, but not limited to, selling or otherwise disposing of the
          Collateral, or any part thereof, at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such teems and in such manner as the Lender may determine, including, without limitation, sale pursuant to any applicable Purchase Commitment. If notice is required under such applicable law, the Lender will give the Company not less than ten (10) days' notice of any such public sale or of the date after which any private sale may be held. The Company agrees that ten (10) days, notice shall be reasonable notice. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure,  such  Collateral  may again be sold upon  like  notice.
The
          Lender may, however, instead of exercising the power of sale herein conferred upon it, proceed by a suit or suits at law or in equity to collect all amounts due upon the Collateral or to foreclose the pledge of and sell the Collateral or any portion thereof under a judgment or decree of a court or courts of competent jurisdiction, or both.

               (8) Proceed against the Company on the Notes or against the
          Guarantor under the Guaranty or both.

          8.2(d) The Lender shall incur no liability as a result of the sale or other disposition of the Collateral, or any part thereof, at any public or private sale or disposition. The Company hereby waives (to the extent permitted by law) any claims it may have against the Lender arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the outstanding Advances and the unpaid interest accrued thereon, even if the
     Lender accepts the first offer received and does not offer the Collateral to more than one offeree. Any sale of Collateral pursuant to the terms of a
     Purchase Commitment shall be deemed to have been made in a commercially reasonable manner.

          8.2(e)   The   Company    acknowledges   that   Mortgage   Loans
and
     Mortgage-backed Securities are collateral of a type which is customarily sold on a recognized market. The Company waives any right it may have to prior notice of the sale of any Pledged Mortgage or Pledged Security.

          8.2(f) The Company specifically waives and releases (to the extent permitted by law) any equity or right of redemption, all rights of redemption, stay or appraisal which the Company has or may have under any rule of law or statute now existing or hereafter adopted, and any r ght to require the Lender to (1) proceed against any Person, (2) proceed against or exhaust any of the Collateral or pursue its rights and remedies as against the Collateral in any particular order, or (3) pursue any other remedy in its power. The Lender shall not be required to take any steps necessary to preserve any rights of the Company against holders of mortgages prior in lien to the Lien of any Mortgage included in the
     Collateral or to preserve rights against prior parties.

          8.2(g) The Lender may, but shall not be obligated to, advance any sums or do any act or thing necessary to uphold and enforce the Lien and priority of, or the security intended to be afforded by, any Mortgage included in the Collateral, including, without limitation, payment of delinquent taxes or assessments and insurance premiums. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, together with interest thereon, at the Default Rate, from the time of payment until repaid, shall become a part of the principal balance outstanding hereunder and under the Notes.

          8.2(h) No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy provided hereunder, at law or in equity shall operate as a waiver thereof; nor shall any single or partial exercise by the Lender of any right, power or remedy provided hereunder, at law or in equity preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Without intending to limit the foregoing, all defenses based on the statute of limitations are hereby waived by the Company to the extent permitted by law. The remedies herein provided are cumulative and are not exclusive of any remedies provided at law or in equity.

          8.2(i) The Company  acknowledges that the Company and the Credit
Agent
     have entered into, and may from time to time hereafter enter into, agreements ("Acknowledgment Agreements") with FNMA, FHLMC or any other
     Investor in order to obtain the consent of FMMA, FHLMC or any other
     Investor to the assignment of and security interest granted in the
     Servicing Contracts pursuant to Section 3 hereof, as the same may be amended from time to time. The Company further acknowledges that the
     Acknowledgment Agreements may contain certain provisions concerning the enforcement by the Credit Agent of the security interest of the Secured
     Parties in the Servicing Contracts subject thereto. The Company, agrees that the disposition of its rights in any Servicing Contract pursuant to the terms of the applicable Acknowledgment Agreement shall be deemed commercially reasonable within the meaning of Section 9-504(3) of the
     Uniform Commercial Code of Minnesota. The Company hereby waives any claims it might otherwise have against the Credit Agent or the Credit Agent or any
     Lender as a result of the Credit Agent's compliance with the terms of any
     Acknowledgment Agreement.

     8.3. Application of Proceeds. The proceeds of any sale, disposition or other enforcement of the Lender's security interest in all or any part of the
Collateral shall be applied by the Lender:

     First, to the payment of the costs and expenses of such sale or enforcement, including reasonable compensation to the Lenders agents and counsel, and all expenses, liabilities and advances made or incurred by or on behalf of the Lender in connection therewith;

     Second, with respect to the Warehousing Collateral, to the payment of interest accrued and unpaid on the Warehousing Promissory Note, with respect to the Receivables, to the payment of interest accrued and unpaid on the Working
Capital Promissory Note, and with respect to the Servicing Collateral, to the payment of interest accrued and unpaid on the Term Loan Promissory Note and, thereafter, the Working Capital Promissory Note;

     Third, with respect to the Warehousing Collateral, to the payment of amounts other than principal and interest due under the Warehousing Promissory
Note or under this  Agreement  and  related  to the  Warehousing
Commitment  or
Warehousing Advances, with respect to the Receivables, to the payment of amounts other than principal and interest due under the Working Capital Promissory Note or under this Agreement and related to the Working Capital Commitment or Working
Capital Advances, and with respect to the Servicing Collateral, to the payment of any amounts other than principal and interest due under the Term Loan
Promissory Note or under this Agreement and related to the Term Loan Commitment or Term Loan Advances and, thereafter, amounts other than principal and interest due under the Working Capital Promissory Note or this Agreement and related to the Working Capital Advances or the Working Capital Commitment;

     Fourth, with respect to the Warehousing Collateral, to the payment of the outstanding principal balance of the Warehousing Promissory Note, with respect to the Receivables, to the payment of the outstanding principal balance of the
Working Capital Promissory Note, and with respect to the Servicing Collateral, to the payment of the outstanding principal balance of the Term Loan Promissory
Note and, thereafter,  the outstanding  principal balance of the Working
Capital
Promissory Note;

     Fifth, to the remaining Obligations of the Company, first to interest, then to other amounts (as described in clause Third above), then to principal; and

     Finally, to the payment to the Company, or to its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     If the proceeds of any such sale, disposition or other enforcement are insufficient to cover the costs and expenses of such sale, as aforesaid, and the payment in full of all Obligations, the Company shall remain liable for any deficiency.

     8.4. Lender Appointed Attorney-in-Fact. The Lender is hereby appointed the attorney-in-fact of the Company, with full power of substitution, for the purpose of carrying out the provisions hereof and taking any action and executing any instruments which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Lender shall have the right and power to give notices of its security interest in the Collateral to any Person, either in the name of the
Company or in its own name, to endorse all Pledged Mortgages or Pledged
Securities payable to the order of the Company, to change or cause to be changed the book-entry registration or name of subscriber or Investor on any Pledged
Security, or to receive, endorse and collect all checks made payable to the order of the Company representing any payment on account of the principal of or interest on, or the proceeds of sale of, any of the Pledged Mortgages or Pledged
Securities and to give full discharge for the same.

     8.5. Right of Set-Off. If the Company shall default in the payment of the
Notes, any interest accrued thereon, or any other sums which may become payable hereunder when due, or in the performance of any of its other obligations or liabilities under this Agreement, the Lender shall have the right, at any time and from time to time, without notice, to set-off and to appropriate or apply any and all property or indebtedness of any kind at any time held or owing by the Lender to or for the credit or the account of the Company against and on account of the Obligations of the Company under the Notes and this Agreement, irrespective of whether or not the Lender shall have made any demand hereunder and whether or not said Obligations shall have matured.

9.   NOTICES.

     All notices, demands, consents, requests and other communications required or permitted to be given or made hereunder (collectively, Notices') shall, except as otherwise expressly provided hereunder, be in writing and shall be delivered in person or telecopied or mailed, first class or delivered by overnight courier, return receipt requested, postage prepaid, addressed to the respective parties hereto at their respective addresses hereinafter set forth or, as to any such party, at such other address as may be designated by it in a
Notice to the other. All Notices shall be conclusively deemed to have been properly given or made when duly delivered, in person, by telecopy or by overnight courier, or if mailed on the third Business Day after being deposited in the mails, addressed as follows:

     if to the Company:            Monument Mortgage, Inc.
                                   3021 Citrus Circle, Suite 150
                                   Walnut Creek, California 94598
                                   Attention: Paul R. Garrigues, CFO
                                   Telecopier No.: (510) 938-6129

     if to the Lender:             Residential Funding Corporation
                                   1646 North California Blvd.
                                   Suite 400
                                   Walnut Creek, CA 94596
                                   Attention: Graham Shipman, Vice
President
                                   Telecopier No.: (510) 935-6424

     with a copy to:               Residential Funding Corporation
                                   8400 Normandale Lake Boulevard
                                   Suite 600
                                   Minneapolis, Minnesota 55437
                                   Attention: Sandra L.  Cakes, Esq.
                                   Telecopier No.: (612) 832-7190

10.  REIMBURSEMENT OF EXPENSES; INDEMNITY.

     The Company shall: (a) pay a documentation production fee of Three
Thousand
Five Hundred Dollars  ($3,500) and all  out-of-pocket  costs and expenses of the
Lender,  including,  without  limitation,  reasonable fees and disbursements of
counsel (including allocated costs of internal counsel),  in connection with the
preparation,    negotiation,    documentation,    amendment,   enforcement
and
administration of this Agreement, the Notes, and other Loan Documents and the making and repayment of the Advances and the payment of interest thereon;
(b)
indemnify, pay, and hold harmless the Lender and any holder of the Notes from and against, any and all present and future stamp, documentary and other similar taxes with respect to the foregoing matters and save the Lender and the holder or holders of the Notes harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes;
(c)
indemnify, pay and hold harmless the Lender and any of its officers, directors, employees or agents and any subsequent holder of the Notes (collectively called the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including without limitation, the reasonable fees and disbursements of counsel of the Indemnitees (including allocated costs of internal counsel) in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto) which may be imposed upon, incurred by or asserted against such
Indemnitees in any manner relating to or arising out of this Agreement, the
Notes, or any other Loan Document or any of the transactions contemplated hereby or thereby (the n Indemnified Liabilitiesn); provided, however, that the Company shall have no obligation hereunder with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of any such Indemnitees.
To the extent that the undertaking to indemnify, pay and hold harm' ess as set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Company shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. The agreement of the Company contained in this Subsection (c) shall survive the expiration or termination of this Agreement and the payment in full of the Notes. Attorneys' fees and disbursements incurred in enforcing, or on appeal from, a judgment pursuant hereto shall be recoverable separately from and in addition to any other amount included in such judgment, and this clause is intended to be severable from the other provisions of this Agreement and to survive and not be merged into such judgment.

11.  FINANCIAL INFORMATION.

     All financial statements and reports furnished to the Lender hereunder shall be prepared in accordance with GAAP, applied on a basis consistent with that applied in preparing the financial statements as at the end of and for the last fiscal year ended (except to the extent otherwise required to conform to good accounting practice).

12.  MISCELLANEOUS.

     12.1. Terms Binding Upon Successors Survival of Representations. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. All representations, warranties, covenants and agreements herein contained on the part of the Company shall survive the making of any Advance and the execution of the Notes, and shall be effective so long as the Commitment is outstanding hereunder or there remain any Obligations to be paid or performed.

     12.2.  Assignment.  This Agreement may not be assigned by the Company.
This
Agreement and the Notes, along with the Lenders security interest in any or all of the Collateral, may, at any time, be transferred or assigned, in whole or in part, by the Lender, and any assignee thereof may enforce this Agreement, the
Notes and such security interest.

     12.3. Amendments. Except as otherwise provided in this Agreement, this
Agreement may not be amended, modified or supplemented unless such amendment, modification or supplement is set forth in a writing signed by the parties hereto.

     12.4. Governing Law. This Agreement and the other Loan Documents shall be governed by the laws of the State of Minnesota, without reference to its principles of conflicts of laws.

     12.5.  Participations.  The Lender  may at any time  sell,  assign or grant
participations  in, or otherwise transfer to any other Person (a
"Participant"),
all or part of the Obligations. Without limitation of the exclusive right of the
Lender to collect and enforce  such  Obligations,  the Company  agrees that each
disposition will give rise to a  debtor-creditor  relationship of the
Company to
the  Participant,  and  the  Company  authorizes  each  Participant,   upon
the
occurrence of an Event of Default, to proceed directly by right of setoff, bankers lien, or otherwise, against any assets of the Company which may be in the hands of such Participant. The Company authorizes the Lender to disclose to any prospective Participant and any Participant any and all information in the
Lenders possession concerning the Company, this Agreement and the Collateral.

     12.6. Relationship of the Parties. This Agreement provides for the making of Advances by the Lender, in its capacity as a lender, to the Company, in its capacity as a borrower, and for the payment of interest, repayment of principal by the Company to the Lender, and for the payment of certain fees by the Company to the Lender. The relationship between the Lender and the Company is limited to that of creditor/secured party, on the one hand, and debtor, on the other hand.
The provisions herein for compliance with financial covenants and delivery of financial statements are intended solely for the benefit of the Lender to protect its interests as lender in assuring payments of interest and repayment of principal and payment of certain fees, and nothing contained in this
Agreement shall be construed as permitting or obligating the Lender to act as a financial or business advisor or consultant to the Company, as permitting or obligating the Lender to control the Company or to conduct the Company's operations, as creating any fiduciary obligation on the part of the Lender to the Company, or as creating any joint venture, agency, or other relationship between the parties hereto other than as explicitly and specifically stated in this Agreement. The Company acknowledges that it has had the opportunity to obtain the advice of experienced counsel of its own choosing in connection with the negotiation and execution of this Agreement and to obtain the advice of such counsel with respect to all matters contained herein. The Company further acknowledges that it is experienced with respect to financial and credit matters and has made its own independent decisions to apply to the Lender for credit and to execute and deliver this Agreement.

     12.7. Severability. If any provision of this Agreement shall be declared to be illegal or unenforceable in any respect, such illegal or unenforceable provision shall be and become absolutely null and void and of no force and effect as though such provision were not in fact set forth herein, but all other covenants, terms, conditions and provisions hereof shall nevertheless continue to be valid and enforceable.

     12.8. Operational Reviews. From time to time upon request, the Company shall permit the Lender or its representative access to its premises and records, for the purpose of conducting a review of the Company's general mortgage business methods, policies, and procedures, auditing loan files and reviewing financial and operational aspects of the Company's business.

     12.9. Consent to Credit References. The Company hereby consents to the disclosure of information regarding the Company and its relationships with the
Lender to Persons making credit inquiries to the Lender. This consent is revocable by the Company at any time upon Notice to the Lender as provided in
Section 9 hereof.

     12.10. Consent to Jurisdiction. The Company hereby agrees that any action or proceeding under the Loan Documents, the Notes or any document delivered pursuant hereto may be commenced against it in any court of competent jurisdiction within the State of Minnesota, by service of process upon the
Company by first class registered or certified mail, return receipt requested, addressed to the Company at its address last known to the Lender. The Company agrees that any such suit, action or proceeding arising out of or relating to this Agreement or any other such document may be instituted in the Hennepin
County State District Court or in the United States District Court for the
District of Minnesota at the option of the Lender; and the Company hereby waives any objection to the jurisdiction or venue of any such court with respect to, or the convenience of any court as a forum for, any such suit, action or proceeding. Nothing herein shall affect the right of the Lender to accomplish service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction or court.

     12.11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all Such counterparts shall together constitute but one and the same instrument.

     12.12.  Entire  Agreement.  This  Agreement,  the Notes and the other
Loan
Documents represent the final agreement among the parties hereto and thereto with respect to the subject matter hereof and thereof, and may not be contradicted by evidence of prior or contemporaneous oral agreements among such parties. There are no oral agreements among the parties with respect to the subject matter hereof and thereof.

     12.13.  WAIVER OF JURY  TRIAL.  THE  COMPANY AND THE LENDER EACH
HEREBY (a)
COVENANTS  AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF
RIGHT
BY A JURY,  AND (b) WAIVES  ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT
THAT
ANY SUCH RIGHT SHALL NOW OR  HEREAFTER  EXIST.  THIS WAIVER OF RIGHT TO
TRIAL BY
JURY IS  SEPARATELY  GIVEN,  KNOWINGLY AND  VOLUNTARILY,  BY THE COMPANY
AND THE
LENDER, AND THIS WAIVER IS INTENDED TO ENCOMPASS  INDIVIDUALLY EACH
INSTANCE AND
EACH ISSUE AS TO WHICH THE RIGHT OF A JURY TRIAL  WOULD  OTHERWISE  ACCRUE.
THE
LENDER AND THE COMPANY IS EACH HEREBY  AUTHORIZED  AND  REQUESTED TO SUBMIT
THIS
AGREEMENT  TO ANY COURT  HAVING  JURISDICTION  OVER THE  SUBJECT  MATTER
AND THE
PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE FOREGOING
WAIVER OF
THE RIGHT TO JURY  TRIAL.  FURTHER,  THE  COMPANY  AND THE  LENDER  EACH
HEREBY
CERTIFIES  THAT NO  REPRESENTATIVE  OR AGENT OF THE OTHER PARTY,  INCLUDING
THE
OTHER PARTY'S COUNSEL,  HAS REPRESENTED,  EXPRESSLY OR OTHERWISE,  TO ANY
OF ITS
REPRESENTATIVES  OR AGENTS  THAT THE OTHER  PARTY WILL NOT SEEK TO ENFORCE
THIS
WAIVER OF RIGHT TO JURY TRIAL PROVISION.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                              MONUMENT MORTGAGE, INC.,
                              a California corporation


                              By:
                               -----------------------------------------
                              Its:  Senior Vice President/CFO


                              RESIDENTIAL FUNDING CORPORATION,
                              a Delaware corporation


                              By:
                                ----------------------------------------
                              Its:  Vice President



STATE OF California                 )
                                    ) ss
COUNTY OF Contra Costa              )


     On March 22, 1995,  before me, a Notary  Public,  personally  appeared
Paul
Garrigues,   the  Senior  Vice  President/CFO  of  MONUMENT  MORTGAGE,
INC.,  a
California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                              ---------------------------------------
                              Notary Public
                              My Commission Expires:
(SEAL)


STATE OF California                 )
                                    ) ss
COUNTY OF Contra Costa     )


     On April 19, 1995, before me, a Notary Public, personally appeared D.
Graham  Shipman,  the Vice  President  of  RESIDENTIAL  FUNDING
CORPORATION,  a
California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                              ---------------------------------------
                              Notary Public
                              My Commission Expires:
(SEAL)

                                   EXHIBIT "A"
                            ARTICLES OF INCORPORATION

                                   EXHIBIT "B"
                                    BY- LAWS

                                   EXHIBIT "C"
                          CERTIFICATES OF GOOD STANDING

                                   EXHIBIT "D"
                     CERTIFICATE OF THE FRANCHISE TAX BOARD

                                   EXHIBIT "E"
                          CERTIFICATE AS TO INCUMBENCY

TO: RESIDENTIAL FUNDING CORPORATION

     I hereby certify to you that I am the duly elected and qualified Secretary of MONUMENT MORTGAGE, INC., a California corporation ("Company") and that, as such, I am authorized to execute this Certificate on behalf of the Company. I further certify that the persons named below are duly elected, qualified and acting officers of the Company, holding on the date hereof the respective titles set forth opposite their respective names, and that the respective signatures get forth opposite their names are their true and genuine signatures:


Name                      Title                         Signature

James A. Umphryes         Executive Vice Pres.          -------------------
----

James W. Noack            President                     -------------------
----

Paul Garrigues            Chief Financial Officer       -------------------
----
                          Sr. Vice Pres.

Lee Decker                Sr. Vice Pres.                -------------------
----

Robert Kamm               Sr. Vice Pres.                -------------------
----

Jenny Pusich              Secretary                     -------------------
----

Julieann Woodley          Asst. Sec.                    -------------------
----

Deshon Chambers           Asst. Sec.                    -------------------
----

Jill Lewis                Asst. Sec.                    -------------------
----

Jennifer R. Huntley       Asst. Sec.                    -------------------
----

Regina E. Kimura          Asst. Sec.                    -------------------
----

Abigail A. Bally          Asst. Sec.                    -------------------
----


     You may conclusively rely on this Certificate until formally advised by a like Certificate of any changes herein.

     IN WITNESS WHEREOF, I have hereunto executed this Certificate on this 3rd day of April, 1995.



                              -----------------------------------------
                              Secretary

                                                                EXHIBIT A-
1(1)

                           WAREHOUSING PROMISSORY NOTE


$10,000,000                                            Date: March __, 1995


     FOR VALUE RECEIVED, the undersigned, MONUMENT MORTGAGE, INC., a California corporation, (herein called the "Company , hereby promises to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the Blenders or, together with its successors and assigns, the Holders) whose principal place ok business is 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437,
or at such other place as the Holder may designate from time to time, the principal sum of Ten Million Dollars ($10,000,000) or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security
Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each
Advance until repaid in full, and all other fees and charges due under the
Agreement, at the rate and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual warehouse facility in the above amount and is the Warehousing Promissory Note referred to in that certain
Warehousing Credit and Security Agreement (the "Agreement") dated the date hereof between the Company and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof.
Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the
Agreement.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the
Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     The Company hereby waives demand, notice, protest and presentment.
----------
(1)  Replaced by Exhibit A-1, Third Amendment (2/29/96)




     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to ids principles of conflicts of law.

     IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.


                              MONUMENT MORTGAGE, INC.,
                              a California corporation


                              By:
                                -----------------------------------------
                              Its:
                                -----------------------------------------



STATE OF California                 )
                                    ) ss
COUNTY OF Contra Costa              )


     On ______________________, before me, a Notary Public, personally appeared
__________________,  the  ________________________ of MONUMENT MORTGAGE,
INC., a
California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.



                                   ----------------------------------------
-
                                   Notary Public
                                   My Commission Expires:
(SEAL)

                                                             EXHIBIT A-2(1)


                            SUBLIMIT PROMISSORY NOTE

$6,000,000                                               Date: March ____,
1995


     FOR VALUE RECEIVED, the undersigned, MONUMENT MORTGAGE, INC., a California corporation, (herein called the "Compaq), hereby promises to pay to the order of
RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender" or, together with Arts successors and assigns, the "Holder") whose principal place/of business in 8400 Normandale Lake Blvd., Suite 600, Minneapolis,
Minnesota 55437, or at such other place as the Holder may designate from time to time, the principal sum of Six Million Dollars ($6,000,000) or so much thereof as may be outstanding from time/to time pursuant to the Warehousing
Credit and
Security Agreement/described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees find charges due under the
Agreement, at the rate and at the times set forth in the Agreement. All payments hereunder shall be made id lawful money of the United States and in immediately available funds.

     This Note is given to evidence An actual warehouse facility in the above amount and is the Sublimit Promissory Note referred to in that certain
Warehousing Credit and Security Agreement (the Agreement n ) dated the date hereof between the Company and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof.
Reference is hereby made to the Agreement (which/is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the
Agreement.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the
Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     The Company hereby waives demand, notice, protest and presentment.
----------
(1)  Replaced by Third Amendment (2/29/96) - Exhibit A-2.




     This Note shall be construed and enforced in accordance wi the laws of the
State of Minnesota, without reference to Arts principles of conflicts of law.

     IN WITNESS WHEREOF, the Company has executed this Node as of the day and year first above written.


                              MONUMENT MORTGAGE, INC.,
                              a California corporation


                              By:
                                -------------------------------------------
-
                              Its:
                                -------------------------------------------
-


STATE OF California                 )
                                    ) ss
COUNTY OF Contra Costa              )


     On , before me, a Notary Public, personally appeared , the of MONUMENT
MORTGAGE, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                              --------------------------------------------
                              Notary Public
                              My Commission Expires:
(SEAL)

                                                                 EXHIBIT A-
3(1)

                         WORKING CAPITAL PROMISSORY NOTE

$1,000,000                                                 Date: March ___,
1995


     FOR VALUE RECEIVED, the undersigned, MONUMENT MORTGAGE, INC., a California corporation, (herein called the Company), hereby promises to pay to the order of
RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the Blenders or, together with its successors and assigns, the "Holder") whose principal placer of business is 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota
55437, or at such other place as the Holder may Designate from time to time, the principal sum of One Million Dollars ($1,000,000) or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security
Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each
Advance until repaid in full, and all other fees, and charges due under the
Agreement, at the rate and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual working capital facility in the above amount and is the Working Capital Promissory Note referred to in that certain Warehousing Credit and Security Agreement (the Agreement n ) dated the date hereof between the Company and the Lender, as the same may be amended or supplemented from time to time, and isle entitled to the benefits thereof.
Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the
Agreement.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the
Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     The Company hereby waives demand, notice, protest and presentment.

----------
(1)  Replaced by Third Amendment (2/29/96) - Exhibit A-3.




     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

     IN WITNESS WHEREOF, the Company has executed this Note as of the day and year first above written.


                              MONUMENT MORTGAGE, INC.,
                              a California corporation


                              By:
                                ----------------------------------------
                              Its:
                                ----------------------------------------


STATE OF California                 )
                                    ) ss
COUNTY OF Contra Costa              )


     On _________________, before me, a Notary Public, personally appeared
______________________ , the of _____________________ MONUMENT MORTGAGE,
INC., a
California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                   ----------------------------------------
                                   Notary Public
                                   My Commission Expires
(SEAL)

EXHIBIT A-4

                            TERM LOAN PROMISSORY NOTE

$1,000,000                                                Date: March ___,
1995


     FOR VALUE RECEIVED, the undersigned, MONUMENT MORTGAGE, INC., a California corporation, (herein called the "Company"), hereby promises to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437,
or at such other place as the Holder may designate from time to time, the principal sum of One Million Dollars ($1,000,000) or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security
Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each
Advance until repaid in full, and all other fees and charges due under the
Agreement, at the rate and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual term loan facility in the above amount and is the Working Capital Promissory Note referred to in that certain
Warehousing Credit and Security Agreement (the "Agreement") dated the date hereof between the Company and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof.
Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the
Agreement.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the
Company agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     The Company hereby waives demand, notice, protest and presentment.

     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

     IN WITLESS WHEREOF, the Company has executed this Note as of the day and year first above written.


                              MONUMENT MORTGAGE, INC.,
                              a California corporation


                              By:
                                 -----------------------------------------
                              Its:
                                 -----------------------------------------


STATE OF California                 )
                                    ) ss
COUNTY OF Contra Costa              )


     On ___________________, before me, a Notary Public, personally appeared
___________________________, the __________________of MONUMENT MORTGAGE,
INC., a
California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                   ----------------------------------------
--
                                   Notary Public
                                   My Commission Expires:
(SEAL)

EXHIBIT B-1

                                    GUARANTY


     THIS GUARANTY, made and entered into as of 02nd day of Larch 1995, by JAMES
W. NOACK (the "Guarantors), to RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lenders), having its principal office at 8400 Normandale Lake
Blvd., Suite 600, Minneapolis, Minnesota 55437.

                                    RECITALS

     A.   MONUMENT MORTGAGE, INC., a California corporation (the
"Company"), and
          the Lender have agreed that the Lender will extend (i) a warehouse facility in the principal amount of Ten Million Dollars
($10,000,000),
          (ii) a term loan  facility  in the  principal  amount  of One
Million
          Dollars ($1,000,000), and (iii) a working capital facility in the principal amount of One Million Dollars ($1,000,000), to the Company
          (collectively, the "Loans), to finance the making and purchasing of
          Mortgage Loans.

     B.   The Loan is  evidenced  by a  Warehousing  Promissory  Note, a
Working
          Capital  Promissory Note and a Term Loan Promissory Note dated of even
          date  herewith  from the  Company  to the  Lender,  as the same may be
          amended,  supplemented  or  otherwise  modified  from  time  to time,
          including  any other  instruments  executed and  delivered in renewal,
          extension,   rearrangement   or  otherwise  in   replacement  of
such
          Promissory Notes (the "Notes") and by a Warehousing Credit and
          Security Agreement of even date herewith, as the same may be amended, supplemented or otherwise modified from time to time, including any other instruments executed and delivered in renewal, extension, rearrangement  or  otherwise in  replacement  of such  agreement
(the
          "Agreement").

     C. The Guarantor is a shareholder and the Executive Vice President of the
          Company and will derive benefit from the Loan.

     D. As a condition to making the Loan, the Lender has required that the
          Guarantor execute and deliver this Guaranty. In order to induce the
          Lender to make  Warehousing  Advances,  Term Loan Advances and
Working
          Capital Advances under the Agreement, and to accept the Notes and the
          Agreement, the Guarantor has agreed to give this Guaranty.

     E.   The Lender has refused to make Warehousing  Advances,  Working
Capital
          Advances and Term Loan Advances under the Agreement unless this
          Guaranty is executed by the Guarantor and delivered to Lender.

                                    AGREEMENT

     NOW,  THEREFORE,  in  consideration  of the  recitals  and  other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is
hereby
acknowledged, the Guarantor hereby covenants and agrees with the Lender as follows:

     1. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to such terms in the Agreement.

     2.  The  Guarantor  hereby  irrevocably,   unconditionally  and
absolutely
guarantees to the Lender the due and prompt payment, and not just the collectibility, of the principal of, and interest, fees and late charges and all other indebtedness, if any, on the Notes when due, whether at maturity, by acceleration or otherwise all at the times and places and at the rates described in, and otherwise according to the terms of the Notes and the Agreement, whether now existing or hereafter created or arising.

     3. The Guarantor further hereby irrevocably, unconditionally and absolutely guarantees to the Lender the due and prompt performance by the Company of all duties, agreements and obligations of the Company contained in the Notes and the
Agreement, and the due and prompt payment of all costs and expenses incurred, including, without limitation, attorneys' fees, court costs and all other litigation expenses (including but not limited to expert witness fees, exhibit preparation, and courier, postage, communication and document copying expenses), in enforcing the payment and performance of the Notes and the Agreement and this
Guaranty (the payment and performance of the items set forth in Paragraphs
2 and
3 of this Guaranty are collectively referred to as the "Guaranteed Debt").

     4. For the purposes of this Guaranty and notwithstanding anything to the contrary contained herein or in any of the Loan Documents, the Guarantor's liability for payment of the Guaranteed Debt shall be limited to the sum of (a)
Five Million Dollars ($5,000,000), (b) interest on such amount from the date demanded until the date paid at the highest rate applicable to any of the
Guaranteed Obligations under the Agreement, and (c) all costs and expenses incurred by the Lender (including reasonable attorneys' fees) in enforcing this
Guaranty, which amount may be comprised of any portion of the Guaranteed Debt, to be determined at the sole discretion of the Lender.

     5. In the event the  Company  shall at any time fail to pay the
Lender any
principal of or interest on or other sums  constituting any Guaranteed Debt when
due,  whether by acceleration or otherwise,  the Guarantor  promises to pay such
amount to the Lender forthwith, together with all collection costs and expenses,
including,  without  limitation,  attorneys'  fees,  court  costs  and all other
litigation  expenses  (including but not limited to expert witness fees, exhibit
preparation,   and  courier,   postage,   communication   and  document
copying
expresses). Any sum required to be paid by the Guarantor to the Lender pursuant to this Guaranty shall bear interest from the date such sum becomes due until paid at a per annum rate equal to the Default Rate.

     6. The Guarantor hereby authorizes the Lender, following the occurrence of an Event of Default, without notice or demand, to apply any property, balances, credits, accounts or moneys of the Guarantor then in the possession of Lender, or standing to the credit of the Guarantor, to the payment of such Guaranteed
Debt.

     7. The Guarantor does hereby (a) agree to any modifications of any terms or conditions of any Guaranteed Debt and/or to any extensions or renewals of time of payment or performance by the Company; (b) agree that it shall not be necessary for the Lender to resort to legal remedies against the Company before proceeding hereunder, nor to take any action against any other Person obligated
(an "Obligor") for payment or performance of the Guaranteed Debt or against any collateral for the Guaranteed Debt before proceeding against the Guarantor;
(c)
agree that no release of the Company or any other guarantor or Obligor, or of any collateral for the Guaranteed Debt, whether by operation of law or by any act of the Lender, with or without notice to the Guarantor, shall release the
Guarantor; and (d) waive notice of demand, dishonor, notice of dishonor, protest, and notice of protest and waive, to the extent permitted by law, all benefit of valuation, appraisement, and exemptions under the laws of the State of Minnesota or any other state or territory of the United States.

     8. The obligations of the Guarantor  hereunder  shall be primary, absolute
and unconditional,  and shall remain in full force and effect without regard to,
and shall  not be  impaired  or  affected  by:  (a) the  genuineness, validity,
regularity or enforceability  of, or any amendment or change in the
Agreement or
the  Notes,  or any  change in or  extension  of the  manner,  place or terms of
payment of, all or any portion of the Guaranteed Debt; (b) the taking or failure
to take any action to enforce the  Agreement  or the Notes,  or the exercise or
failure  to  exercise  any  remedy,  power or  privilege  contained therein  or
available at law or otherwise,  or the waiver by the Lender of any provisions of
the Agreement or the Notes; (c) any impairment, modification, change, release or
limitation  in any  manner of the  liability  of the  Company  or its estate in
bankruptcy,  or of any remedy for the  enforcement  of the Company's liability,
resulting  from  the  operation  of  any  present  or  future  provision of the
bankruptcy  laws  or any  other  statute  or  regulation,  or  the dissolution,
bankruptcy,  insolvency,  or  reorganization  of the Company;  (d) the merger or
consolidation  of the Company,  or any sale or transfer by the Company of all or
part of its assets or property; (e) any claim the Guarantor may have against any
other Obligor, including any claim of contribution; (f) the release, in whole or
in part,  of any other  guarantor  (if more than one),  the Company or any other
Obligor;  (g) any other action or circumstance  which (with or without notice to
or knowledge of the  Guarantor) may or might in any manner or to any extent vary
the  risks  of the  Guarantor  hereunder  or  otherwise  constitute  a legal  or
equitable  discharge or defense, it being understood and agreed by the
Guarantor
that the obligations  under this Guaranty shall not be discharged  except by the
full payment and performance of the Guaranteed Debt.

     9. The Lender shall have the right to determine how, when and what application of payments and credits, if any, whether derived from the Company or from any other source, shall be made on the Guaranteed Debt and any other indebtedness owed by the Company and/or any other Obligor to the Lender.

     10. The obligations of the Guarantor hereunder shall continue to be effective, or be automatically reinstated, as the case may be, if at any time the performance or the payment, as the case may be, in whole or in part, of any of the Guaranteed Debt is rescinded or must otherwise be restored or returned by the Lender (as a preference, fraudulent conveyance or otherwise) upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the
Company, the Guarantor or any other person or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company, the Guarantor or any other person, or any substantial part of its property, or otherwise, all as though such payments had not been made. If an Event of Default shall at any time have occurred and be continuing or shall exist and declaration of default or acceleration under or with respect to this Guaranty or any Guaranteed Debt shall at such time be prevented by reason of the pendency against the Guarantor or the Company or any other Person of a case or proceeding under a bankruptcy or insolvency law, the
Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, this Guaranty and such obligations shall be deemed to have been declared in default or accelerated with the same effect as if this Guaranty and such obligations had been declared in default and accelerated in accordance with their respective terms and the Guarantor shall forthwith perform or pay, as the case may be, as required hereunder in accordance with the terms hereunder without further notice or demand.

     11. The Guarantor hereby irrevocably waives any claim or other rights that he may now or hereafter acquire against the Company that arises from the existence, payment, performance or enforcement of the Guarantors obligations hereunder, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of the Lender against the Company or any collateral that the Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from the
Company directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights, until the Guaranteed Debt shall have been paid and performed in full. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Lender and shall forthwith be paid to the Lender to be credited and applied to the Guaranteed Debt, whether matured or unmatured.
The Guarantor hereby specifically acknowledges that any subrogation rights which he may have against the Company or any collateral that the Lender now has or hereafter acquires may be destroyed by a nonjudicial foreclosure of the collateral. This may give the Guarantor a defense to a deficiency judgment against the Guarantor. The Guarantor hereby irrevocably waives such defense. The
Guarantor acknowledges that he will receive direct and indirect benefits from the arrangements contemplated by the Agreement and the Notes and that the waivers set forth in this Section are knowingly made in contemplation of such benefits.

     12. The  Guarantor  waives any and all  benefits  available to sureties and
creditors  which might  otherwise be available to the  Guarantor  under
Section
2809,  2810, 2819, 2822, 2839, 2845, 2849, 2850, 2899 and 3433 of the
California
Civil Code, as amended or recodified  from time to time,  and the benefit of any
statute of limitations affecting the liability of the Guarantor hereunder or the
enforcement  hereof,  including,  without  limitation  any rights  arising under
Section  359.5  of the  California  Code  of  Civil  Procedure,  as
amended  or
recodified from time to time.  Additionally,  the Guarantor  waives the right to
require  the  Lender  to  comply  with the  provisions  of  Section  9504 of the
California Commercial Code, as amended or recodified from time to time.

     13. No postponement or delay on the part of the Lender in the enforcement of any right hereunder shall constitute a waiver of such right and all rights of the Lender hereunder shall be cumulative and not alternative and shall be in addition to any other rights granted to the Lender in any other agreement or by law.

     14. If any provision hereof shall be or shall be declared to be illegal or unenforceable in any respect, such illegal or unenforceable provision shall be and become absolutely null and void and of no force and effect as though such provision were not in fact set forth herein, but all other covenants, terms, conditions and provisions hereof shall nevertheless continue to be valid and enforceable and this Guaranty shall be so construed.

     15. This  Guaranty  shall be  governed  in all  respects by the laws of the
State of Minnesota,  other than its principles of conflicts of law, and shall be
binding  upon and shall  inure to the  benefit of the  parties  hereto and their
respective   heirs,   executors,   administrators,   personal
representatives,
successors and assigns.

     16. The Guarantor hereby agrees that any action or proceeding under this
Guaranty may be commenced against the Guarantor in any court of competent jurisdiction within the State of Minnesota, by service of process upon the
Guarantor by first class registered or certified mail, return receipt requested, addressed to the Guarantor at the Guarantor's address last known to the Lender.
The Guarantor agrees that any such suit, action or proceeding arising out of or relating to this Guaranty may be instituted in the District Court of Hennepin
County,  Minnesota or in the United  States  District  Court for the
District of
Minnesota, at the option of the Lender; and the Guarantor hereby waives any objection to the jurisdiction or venue of any such court with respect to, or the convenience of any such court as a forum for, any such suit, action or proceeding. Nothing herein shall affect the right of the Lender to accomplish service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction or court.

     17. The Guarantor hereby represents and warrants to the Lender as follows:

          (a)  Financial  Statements.  All financial  statements  and data which
               have  heretofore  been  given to the Lender  with  respect to the
               Guarantor fairly and accurately represent the financial
condition
               of the  Guarantor  as of the date  hereof,  and,  since  the date
               thereof,  there  has  been  no  material  adverse  change
in the
               financial  condition  of  the  Guarantor.   The  Guarantor
shall
               promptly deliver to the Lender, or to the Company in time for the
               Company to deliver the same to the Lender, all financial
               statements of the Guarantor required by the Agreement.

          (b) Address. The address of the Guarantor as specified below is true and correct and until the Lender shall have actually received a written notice specifying a change of address and specifically requesting that notices be issued to such changed address, the
               Lender may rely on the address stated as being accurate.

          (c) No Default. The Guarantor is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental authority, in the payment of any material debt for borrowed money or under any material agreement evidencing or securing any such debt.

          (d) Solvent. The Guarantor is now solvent, and no bankruptcy or insolvency proceedings are pending or to the best of the
               Guarantor's knowledge contemplated by or against the Guarantor.

          (e)  Relationship  to the  Company.  The  value  of the
consideration
               received and to be received by the Guarantor is reasonably worth
               at least as much as the liability and obligation of the
Guarantor
               incurred or arising  under this  Guaranty.  The Guarantor
has had
               full and complete  access to the  Agreement and the Notes
and all
               other  loan  documents   relating  to  the  Obligations  and
the
               Guaranteed  Debt,  has  reviewed  them and is fully  aware of the
               meaning  and effect of their  contents.  The  Guarantor  is fully
               informed  of all  circumstances  which  bear  upon  the
risks of
               executing  this  Guaranty  and  which a  diligent  inquiry would
               reveal.  The  Guarantor  has  adequate  means to obtain
from the
               Company  on  a  continuing  basis   information   concerning
the
               Company's financial condition, and is not depending on the
Lender
               to provide such information,  now or in the future. The
Guarantor
               agrees that the Lender shall not have any obligation to
advise or
               notify the Guarantor or to provide the Guarantor with any
data or
               information.  The  execution and delivery of this Guaranty is not
               given  in  consideration  of (and the  Lender  has not in
any way
               implied  that  the   execution  of  this  Guaranty  is
given  in
               consideration of) the Lenders making, extending or modifying any loan to the Guarantor or to any other financial accommodation to or for the Guarantor.

          (f) Litigation. There is not now pending against or affecting the
               Guarantor, nor to the knowledge of the Guarantor is there
               threatened, any action, suit or proceeding at law or in equity or by or before any administrative agency that, if adversely
               determined, would materially impair or affect the financial condition of the Guarantor.

          (g)  Taxes.  The Guarantor has filed all federal,  state,
provincial,
               county,  municipal and other income tax returns  required to have
               been  filed by the  Guarantor  and has paid all  taxes  that have
               become  due   pursuant  to  such   returns  or  pursuant  to
any
               assessments received by the Guarantor, and the Guarantor does not know of any basis for any material additional assessment against it in respect of such taxes.

     18. The promises and agreements herein and in any other guaranties of the
Agreement and the Notes shall be construed to be and are hereby declared to be joint and several in each and every particular and shall be fully binding upon and enforceable against any or all of such parties or persons guaranteeing the
Agreement and the Notes herein or in a separate guaranty, and neither the death nor the release of any person or party to this Guaranty or any other guaranties of the Agreement and the Notes shall affect or release the joint and several liability of any other person or party to this Guaranty or any other guaranties of the Agreement and the Notes.

     19. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Nor notice to or demand on the Guarantor shall in any case entitle it to any other or further notice or demand in similar or other circumstances.

     20. All notices that may be required or otherwise provided for or contemplated under the terms of this Guaranty for any party to serve upon or give to any other shall, whether or not so state, be in writing, and if not so in writing shall not be deemed to have been given, and be either personally served, sent by reputable overnight courier service, or sent with return receipt requested by registered or certified mail with postage (including registration or certification charges) prepaid, sent to the following address:

          (a)  If  to  the  Guarantor,   addressed  to  the  address
indicated
     immediately following the Guarantors signature; and

          (b) If to the Lender,  addressed  to the Lender at its address at
1646
     North  California  Blvd.,  Suite  400,  Walnut  Creek,   California
94596,
     Attention: Graham Shipman.

Such addresses may be changed from time to time by written notice to the other parties given in the same manner. Any matter so served upon or sent to the
Guarantor or the Lender in the manner aforesaid shall be deemed sufficiently given for all purposes hereunder (i) upon personal delivery, if personally delivered, (ii) on the date following delivery to the courier service, if sent by courier service, (iii) upon electronic confirmation of receipt, if sent by telecopier, and (iv) on the date three (3) days following the date the same was deposited in a United States Post Office, if sent by registered or certified mail, except that notices of changes of address shall not be effective until actual receipt.

     21. Any indebtedness of the Company now or hereafter held by the Guarantor is hereby subordinated to the indebtedness of the Company to the Lender, and such indebtedness of the Company to the Guarantor shall, if the Lender so requests, be collected, enforced and received by the Guarantor as trustee for the Lender and be paid over to the Lender on account of the indebtedness of the
Company to the Lender, but without reducing or limiting in any manner the liability of the Guarantor under the other provisions of the Guaranty. The
Guarantor acknowledges that, with respect to the indebtedness guaranteed hereunder, the Guarantor has irrevocably waived all rights to subrogation, reimbursement, and/or indemnification against the Company.

     22. This Guaranty is intended as a final expression of this agreement of guaranty and is intended also as a complete and exclusive statement of the terms of this agreement. No course of prior dealings between the Guarantor and the
Lender, no usage of the trade, and no parole or extrinsic evidence of any nature, shall be used or be relevant to supplement, explain, contradict or modify the terms and/or provisions of this Guaranty.

     23. Time is of the essence hereof.

     24. THE GUARANTOR, BY HIS EXECUTION AND DELIVERY HEREOF, AND THE
LENDER, BY
ITS ACCEPTANCE  HEREOF,  HEREBY (i) COVENANTS AND AGREES NOT TO ELECT A
TRIAL BY
JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (ii) WAIVES ANY RIGHT TO
TRIAL
BY JURY FULLY TO THE EXTENT  THAT ANY SUCH RIGHT SHALL NOW OR  HEREAFTER
EXIST.
THIS  WAIVER  OF  RIGHT  TO TRIAL BY JURY IS  SEPARATELY  GIVEN,  KNOWINGLY
AND
VOLUNTARILY,  BY THE GUARANTOR AND BY THE LENDER, AND THIS WAIVER IS
INTENDED TO
ENCOMPASS  INDIVIDUALLY  EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT
OF A
JURY TRIAL WOULD OTHERWISE ACCRUE. THE LENDER IS HEREBY AUTHORIZED AND
REQUESTED
TO SUBMIT THIS WAIVER TO ANY COURT HAVING  JURISDICTION  OVER THE SUBJECT
MATTER
AND THE PARTIES HERETO,  SO AS TO SERVE AS CONCLUSIVE  EVIDENCE OF THE
FOREGOING
WAIVER OF THE RIGHT TO TRY TRIAL.  FURTHER,  THE GUARANTOR HEREBY CERTIFIES
THAT
NO  REPRESENTATIVE OR AGENT OF THE LENDER,  INCLUDING THE LENDER'S COUNSEL,
HAS
REPRESENTED,  EXPRESSLY OR OTHERWISE, TO THE GUARANTOR OR HIS
REPRESENTATIVES OR
AGENTS  THAT THE LENDER  WILL NOT SEEK TO ENFORCE  THIS  WAIVER OF RIGHT TO
JURY
TRIAL PROVISION.

     25. This Guaranty shall constitute the entire agreement of the Guarantor with respect to the subject matter hereof, and no agreement or understanding entered into prior to the date hereof with respect to the subject matter hereof shall be binding upon the Guarantor unless expressed herein.

     IN WITNESS WHEREOF, the Guarantor has executed this Guaranty with the intent to be legally bound as of the date first above written.





                                       ------------------------------------
--
                                       JAMES W. NOACK

                                       Address:
                                             ------------------------------
---
                                        -----------------------------------
---
                                       Telephone No.:
                                                  -------------------------
---
                                       Telecopier No.:
                                                  -------------------------
---


STATE OF California                 )
                                    ) ss
COUNTY OF Contra Costa              )



     On ___________________, before me, a Notary Public, personally appeared
JAMES W. NOACK, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                        -----------------------------------
---
                                        Notary Public
                                        My Commission Expires:
(SEAL)

EXHIBIT B-2
                                    GUARANTY


     THIS GUARANTY, made and entered into an of 22nd day of March 1995, by JAMES
A. UMPHRYES (the "Guarantor"), to RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), having its principal office at 8400 Normandale Lake
Blvd., Suite 600, Minneapolis, Minnesota 55437.

                                    RECITALS

          A.   MONUMENT   MORTGAGE,   INC.,   a  California   corporation
(the
               aCompany.), and the Lender have agreed that the Lender will extend (i) a warehouse facility in the principal amount of Ten
               Million Dollars ($10,000,000), (ii) a term loan facility in the principal amount of One Million Dollars ($1,000,000), and
(iii) a
               working capital  facility in the principal  amount of One
Million
               Dollars ($1,000,000), to the Company (collectively,  the
"Loan"),
               to finance the making and purchasing of Mortgage Loans.

          B.   The Loan is evidenced by a Warehousing Promissory Note, a
Working
               Capital  Promissory Note and a Term Loan Promissory Note
dated of
               even date  herewith  from the Company to the Lender,  as the same
               may be amended,  supplemented or otherwise  modified from
time to
               time,  including any other instruments  executed and
delivered in
               renewal, extension,  rearrangement or otherwise in
replacement of
               such Promissory  Notes (the "Notesn) and by a Warehousing
Credit
               and Security Agreement of even date herewith,  as the same may be
               amended,  supplemented  or otherwise  modified from time to time,
               including  any  other  instruments   executed  and
delivered  in
               renewal, extension, rearrangement or otherwise in replacement of such agreement (the "Agreement") .

          C.   The Guarantor is a shareholder  and the Executive  Vice
President
               of the Company and will derive benefit from the Loan.

          D. As a condition to making the Loan, the Lender has required that the Guarantor execute and deliver this Guaranty. In order to induce  the  Lender  to  make  Warehousing  Advances,  Term
Loan
               Advances and Working Capital Advances under the Agreement, and to accept the Notes and the Agreement, the Guarantor has agreed to give this Guaranty.

          E.   The Lender  has  refused to make  Warehousing  Advances,
Working
               Capital  Advances  and Term Loan  Advances  under  the
Agreement
               unless this Guaranty is executed by the Guarantor and delivered to Lender.

         [PAGES 2 & 3 ARE MISSING FROM HARD COPY]

     of its assets or property; (e) any claim the Guarantor may have against any other Obligor, including any claim of contribution; (f) the release, in whole or in part, of any other guarantor (if more than one), the Company or any other
Obligor; (g) any other action or circumstance which (with or without notice to or knowledge of the Guarantor) may or might in any manner or to any extent vary the risks of the Guarantor hereunder or otherwise constitute a legal or equitable discharge or defense, it being understood and agreed by the Guarantor that the obligations under this Guaranty shall not be discharged except by the full payment and performance of the Guaranteed Debt.

     9. The Lender shall have the right to determine how, when and what application of payments and credits, if any, whether derived from the Company or from any other source, shall be made on the Guaranteed Debt and any other indebtedness owed by the Company and/or any other Obligor to the Lender.

     10. The obligations of the Guarantor hereunder shall continue to be effective, or be automatically reinstated, as the case may be, if at any time the performance or the payment, as the case may be, in whole or in part, of any of the Guaranteed Debt is rescinded or must otherwise be restored or returned by the Lender (an a preference, fraudulent conveyance or otherwise) upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the
Company, the Guarantor or any other person or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company, the Guarantor or any other person, or any substantial part of its property, or otherwise, all as though such payments had not been made. If an Event of Default shall at any time have occurred and be continuing or shall exist and declaration of default or acceleration under or with respect to this Guaranty or any Guaranteed Debt shall at such time be prevented by reason of the pendency against the Guarantor or the Company or any other Person of a case or proceeding under a bankruptcy or insolvency law, the
Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, this Guaranty and such obligations shall be deemed to have been declared in default or accelerated with the same effect as if this Guaranty and such obligations had been declared in default and accelerated in accordance with their respective terms and the Guarantor shall forthwith perform or pay, as the case may be, as required hereunder in accordance with the terms hereunder without further notice or demand.

     11. The Guarantor hereby irrevocably waives any claim or other rights that he may now or hereafter acquire against the Company that arises from the existence, payment, performance or enforcement of the Guarantors obligations hereunder, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of the Lender against the Company or any collateral that the Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common lad, including the right to take or receive from the
Company directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights, until the Guaranteed Debt shall have been paid and performed in full. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Lender and shall forthwith be paid to the Lender to be credited and applied to the Guaranteed Debt, whether matured or unmatured.
The Guarantor hereby specifically acknowledges that any subrogation rights which he may have against the Company or any collateral that the Lender now has or hereafter acquires may be destroyed by a nonjudicial foreclosure of the collateral. This may give the Guarantor a defense to a deficiency judgment against the Guarantor. The Guarantor hereby irrevocably waives such defense. The
Guarantor acknowledges that he will receive direct and indirect benefits from the arrangements contemplated by the Agreement and the Notes and that the waivers set forth in this Section are knowingly made in contemplation of such benefits.

     12. The  Guarantor  waives any and all  benefits  available to sureties and
creditors  which might  otherwise be available to the  Guarantor  under
Section
2809,  2810, 2819, 2822, 2839, 2845, 2849, 2850, 2899 and 3433 of the
California
Civil Code, as amended or remodified  from time to time,  and the benefit of any
statute of limitations affecting the liability of the Guarantor hereunder or the
enforcement  hereof,  including,  without  limitation  any rights  arising under
Section  359.5  of the  California  Code  of  Civil  Procedure,  as
amended  or
recodified from time to time.  Additionally,  the Guarantor  waives the right to
require  the  Lender  to  comply  with the  provisions  of  Section  9504 of the
California Commercial Code, as amended or recodified from time to time.

     13. No postponement or delay on the part of the Lender in the enforcement of any right hereunder shall constitute a waiver of such right and all rights of the Lender hereunder shall be cumulative and not alternative and shall be in addition to any other rights granted to the Lender in any other agreement or by law.

     14. If any provision hereof shall be or shall be declared to be illegal or unenforceable in any respect, such illegal or unenforceable provision shall be and become absolutely null and void and of no force and effect as though such provision were not in fact set forth herein, but all other covenants, terms, conditions and provisions hereof shall nevertheless continue to be valid and enforceable and this Guaranty shall be so construed.

     15. This  Guaranty  shall be  governed  in all  respects by the laws of the
State of Minnesota,  other than its principles of conflicts of law, and shall be
binding  upon and shall  inure to the  benefit of the  parties  hereto and their
respective   heirs,   executors,   administrators,   personal
representatives,
successors and assigns.

     16. The Guarantor hereby agrees that any action or proceeding under this
Guaranty may be commenced against the Guarantor in any court of competent jurisdiction within the State of Minnesota, by service of process upon the
Guarantor by first class registered or certified mail, return receipt requested, addressed to the Guarantor at the Guarantor's address last known to the Lender.
The Guarantor agrees that any such suit, action or proceeding arising out of or relating to this Guaranty may be instituted in the District Court of Hennepin
County,  Minnesota or in the United  States  District  Court for the
District of
Minnesota, at the option of the Lender; and the Guarantor hereby waives any objection to the jurisdiction or venue of any such court with respect to, or the convenience of any such court as a forum for, any such suit, action or proceeding. Nothing herein shall affect the right of the Lender to accomplish service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction or court.

     17. The Guarantor hereby represents and warrants to the Lender as follows:

          (a)  Financial  Statements.  All financial  statements  and data which
               have  heretofore  been  given to the Lender  with  respect to the
               Guarantor fairly and accurately represent the financial
condition
               of the  Guarantor  as of the date  hereof,  and,  since  the date
               thereof,  there  has  been  no  material  adverse  change
in the
               financial  condition  of  the  Guarantor.   The  Guarantor
shall
               promptly deliver to the Lender, or to the Company in time for the
               Company to deliver the same to the Lender, all financial
               statements of the Guarantor required by the Agreement.

          (b) Address. The address of the Guarantor as specified below is true and correct and until the Lender shall have actually received a written notice specifying a change of address and specifically requesting that notices be issued to such changed address, the
               Lender may rely on the address stated as being accurate.

          (c) No Default. The Guarantor is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental authority, in the payment of any material debt for borrowed money or under any material agreement evidencing or securing any such debt.

          (d) Solvent. The Guarantor is now solvent, and no bankruptcy or insolvency proceedings are pending or to the best of the
               Guarantor's knowledge contemplated by or against the Guarantor.

          (e)  Relationship  to the  Company.  The  value  of the
consideration
               received and to be received by the Guarantor is reasonably worth
               at least as much as the liability and obligation of the
Guarantor
               incurred or arising  under this  Guaranty.  The Guarantor
has had
               full and complete  access to the  Agreement and the Notes
and all
               other  loan  documents   relating  to  the  Obligations  and
the
               Guaranteed  Debt,  has  reviewed  them and is fully  aware of the
               meaning  and effect of their  contents.  The  Guarantor  is fully
               informed  of all  circumstances  which  bear  upon  the
risks of
               executing  this  Guaranty  and  which a  diligent  inquiry would
               reveal.  The  Guarantor  has  adequate  means to obtain
from the
               Company  on  a  continuing  basis   information   concerning
the
               Company's financial condition, and is not depending on the
Lender
               to provide such information,  now or in the future. The
Guarantor
               agrees that the Lender shall not have any obligation to
advise or
               notify the Guarantor or to provide the Guarantor with any
data or
               information.  The  execution and delivery of this Guaranty is not
               given  in  consideration  of (and the  Lender  has not in
any way
               implied  that  the   execution  of  this  Guaranty  is
given  in
               consideration of) the Lender's making, extending or modifying any loan to the Guarantor or to any other financial accommodation to or for the Guarantor.

          (f) Litigation. There is not now pending against or affecting the
               Guarantor, nor to the knowledge of the Guarantor is there
               threatened, any action, suit or proceeding at law or in equity or by or before any administrative agency that, if adversely
               determined, would materially impair or affect the financial condition of the Guarantor.

          (g)  Taxes.  The Guarantor has filed all federal,  state,
provincial,
               county,  municipal and other income tax returns  required to have
               been  filed by the  Guarantor  and has paid all  taxes  that have
               become  due   pursuant  to  such   returns  or  pursuant  to
any
               assessments received by the Guarantor, and the Guarantor does not know of any basis for any material additional assessment against it in respect of such taxes.

     18. The promises and agreements herein and in any other guaranties of the
Agreement and the Notes shall be construed to be and are hereby declared to be joint and several in each and every particular and shall be fully binding upon and enforceable against any or all of such parties or persons guaranteeing the
Agreement and the Notes herein or in a separate guaranty, and neither the death nor the release of any person or party to this Guaranty or any other guaranties of the Agreement and the Notes shall affect or release the joint and several liability of any other person or party to this Guaranty or any other guaranties of the Agreement and the Notes.

     19. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Nor notice to or demand on the Guarantor shall in any case entitle it to any other or further notice or demand in similar or other circumstances.

     20. All notices that may be required or otherwise provided for or contemplated under the terms of this Guaranty for any party to serve upon or give to any other shall, whether or not so state, be in writing, and if not so in writing shall not be deemed to have been given, and be either personally served, sent by reputable overnight courier service, or sent with return receipt requested by registered or certified mail with postage (including registration or certification charges) prepaid, sent to the following address:

          (a)  If  to  the  Guarantor,   addressed  to  the  address
indicated
               immediately following the Guarantors signature; and

          (b)  If to the Lender,  addressed to the Lender at its address at
1646
               North  California  Blvd.,  Suite 400,  Walnut  Creek,
California
               94596, Attention: Graham Shipman.

Such addresses may be changed from time to time by written notice to the other parties given in the same manner. Any matter so served upon or sent to the
Guarantor or the Lender in the manner aforesaid shall be deemed sufficiently given for all purposes hereunder (i) upon personal delivery, if personally delivered, (ii) on the date following delivery to the courier service, if sent by courier service, (iii) upon electronic confirmation of receipt, if sent by telecopier, and (iv) on the date three (3) days following the date the same was deposited in a United States Post Office, if sent by registered or certified mail, except that notices of changes of address shall not be effective until actual receipt.

     21. Any indebtedness of the Company now or hereafter held by the Guarantor is hereby subordinated to the indebtedness of the Company to the Lender, and such indebtedness of the Company to the Guarantor shall, if the Lender no requests, be collected, enforced and received by the Guarantor as trustee for the Lender and be paid over to the Lender on account of the indebtedness of the
Company to the Lender, but without reducing or limiting in any manner the liability of the Guarantor under the other provisions of the Guaranty. The
Guarantor acknowledges that, with respect to the indebtedness guaranteed hereunder, the Guarantor has irrevocably waived all rights to subrogation, reimbursement, and/or indemnification against the Company.

     22. This Guaranty is intended as a final expression of this agreement of guaranty and is intended also as a complete and exclusive statement of the terms of this agreement. No course of prior dealings between the Guarantor and the
Lender, no usage of the trade, and no parole or extrinsic evidence of any nature, shall be used or be relevant to supplement, explain, contradict or modify the terms and/or provisions of this Guaranty.

     23. Time is of the essence hereof.

     24. THE GUARANTOR, BY HIS EXECUTION AND DELIVERY HEREOF, AND THE
LENDER, BY
ITS ACCEPTANCE  HEREOF,  HEREBY (i) COVENANTS AND AGREES NOT TO ELECT A
TRIAL BY
JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (ii) WAIVES ANY RIGHT TO
TRIAL
BY JURY FULLY TO THE EXTENT  THAT ANY SUCH RIGHT SHALL NOW OR  HEREAFTER
EXIST.
THIS  WAIVER  OF  RIGHT  TO TRIAL BY JURY IS  SEPARATELY  GIVEN,  KNOWINGLY
AND
VOLUNTARILY,  BY THE GUARANTOR AND BY THE LENDER, AND THIS WAIVER IS
INTENDED TO
ENCOMPASS  INDIVIDUALLY  EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT
OF A
JURY TRIAL WOULD OTHERWISE ACCRUE. THE LENDER IS HEREBY AUTHORIZED AND
REQUESTED
TO SUBMIT THIS WAIVER TO ANY COURT HAVING  JURISDICTION  OVER THE SUBJECT
MATTER
AND THE PARTIES HERETO,  SO AS TO SERVE AS CONCLUSIVE  EVIDENCE OF THE
FOREGOING
WAIVER OF THE RIGHT TO JURY TRIAL.  FURTHER, THE GUARANTOR HEREBY CERTIFIES
THAT
NO  REPRESENTATIVE OR AGENT OF THE LENDER,  INCLUDING THE LENDER`S COUNSEL,
HAS
REPRESENTED,  EXPRESSLY OR OTHERWISE, TO THE GUARANTOR OR HIS
REPRESENTATIVES OR
AGENTS  THAT THE LENDER  WILL NOT SEEK TO ENFORCE  THIS  WAIVER OF RIGHT TO
JURY
TRIAL PROVISION.

     25. This Guaranty shall constitute the entire agreement of the Guarantor with respect to the subject matter hereof, and no agreement or understanding entered into prior to the date hereof with respect to the subject matter hereof shall be binding upon the Guarantor unless expressed herein.

     IN WITNESS WHEREOF, the Guarantor has executed this Guaranty with the intent to be legally bound as of the date first above written.





                                   ----------------------------------------
--
                                   JAMES A. UMPHRYES

                                   Address:
                                        -----------------------------------
--
                                   ----------------------------------------
--
                                   Telephone No.:
                                                  -------------------------
--
                                   Telecopier No.:
                                                  -------------------------
--


STATE OF California                 )
                                    ) ss
COUNTY OF Contra Costa              )


     On  __________________,  1995,  before  me,  a  Notary  Public, personally
appeared JAMES A. UMPHRYES, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



                                   ----------------------------------------
--
                                   Notary Public
                                   My Commission Expires:
(SEAL)

                                                                 EXHIBIT C-
SF(1)
Mortgage Company: MONUMENT MORTGAGE, INC.

Mortgagor:                              Loan Number:
          -------------------------               -------------------------
--
          -------------------------
                                        Reviewed By:
                                                  -------------------------
--
Address:                                Warehouse Date:
        ---------------------------               -------------------------
--
        ---------------------------     Effective Date:
                                                  -------------------------
--
                                        Foreclosure Date:
                                                  -------------------------
--

Status: Rejected               Loan Type:    Conforming
                 ----------                           ---------------------
---
        Received                             Nonconforming        Alternet
                -----------                             -------         ---
---
        Repurchased                          VA            FHA
                -----------                   -----------     -------------
---
         Wet Settlement                      Fixed         Term
                  ---------                    ------------   -------------
---
         3rd Party                           ARM           Type
                                              ------------    -------------
--
             Originated                      Balloon       Type
                  ---------                    -----------    -------------
--

Mortgage Note Amount:                   Interest Rate:
                    ---------------                   ---------------------
--
Mortgage Note Date:                     Requested Warehouse Amt:
                    ---------------                            ------------
--


                                METHOD OF ADVANCE
( )      Wire Transfer
         Amount of Wire:                    Date of Wire:
         Credit Acct. No..                  Credit Acct. Name:
         ABA No.:                           Bank Name:
                                            City & State:
         Account to Debit:
         Ref:                Advise:              Phone:

                             REQUIRED DOCUMENTATION

Attached please find the following documents in connection with the above request (Please check attached documents below):

Right
( )      Original and one copy of Mortgage Note
( )      Certified copy of Mortgage
( )      *Copy of Investor Purchase Commitment(or satisfactory evidence thereof)
( )      *Copy of D -1 Settlement Statement or equivalent
         (Home Equity Loans and Title I Mortgage Loans only)
( )      *HUD 203(K) Maximum Mortgage Worksheet (203(k) Mortgage Loans
only)
----------
[FN]
(1)  Replaced in Third Amendment (2/29/96), Exhibit C-SF.


Left
( )      *Request for Advance (original and one (1) copy)
( )      *Copy of settlement or funding check (if applicable)
( )      Recordable assignment of Mortgage
( )      Certified copies of interim assignments of Mortgage (if
applicable)
( )      *Bailee Pledge Agreement (only required for Wet Settlement
Advance)

     Please Note: Items designated with the "*" are required prior to a Wet
Settlement Advance.

Authorized Signature:


--------------------------------
---------------------------------------------------------------------------
----
                            FOR RFC INTERNAL USE ONLY


Repetitive Code:                            Date:


Wire Initiator's Initials:                  Wire Verifier's Initials:

---------------------------------------------------------------------------
----

                                                                   EXHIBIT
C-TL

                            TERM LOAN ADVANCE REQUEST

Date:       , 19___


     Reference is made to that certain Warehousing Credit and Security Agreement between MONUMENT MORTGAGE, INC., a California corporation (the "Company"), and
RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lenders), dated as of March , 1995 (as the same may be amended, modified, supplemented, renewed or restated from time to time, the "Agreement"). All capitalized terms used herein and all Section numbers given herein refer to those terms and Sections set forth in the Agreement. This Term Loan Advance Request is submitted to the Lender pursuant to Section 2.4(a) of the Agreement.

     The  undersigned  hereby  requests  a Term Loan  Advance  in the aggregate
principal  amount  of  $  to  be  ------------------------   made  on  ,
19___.
-------------------

     The aggregate outstanding principal balances of the Mortgage Loans serviced pursuant to FNMA and FHLMC Servicing Contracts included in the Servicing
Collateral as of the date hereof is $ . The Servicing Collateral Value as of the date hereof is $ . The Company represents and warrants that it has no reason to believe that such amounts are incorrect. The aggregate principal amounts of the
Term Loan Advances and the Working Capital Advances outstanding after giving effect to the Term Loan Advance requested hereby will not exceed the Servicing
Collateral Value. The aggregate principal amount of all Term Loan Advances made under the Agreement, after giving effect to the Term Loan Advance requested hereby will not exceed the Term Loan Commitment.

     The representations and warranties of the Company set forth in Section 5 of the Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of such date.

     No Event of Default has occurred and is continuing.

     Since the Statement Date, there has been no material adverse change in the business, financial condition or results of operation of the Company and its
Subsidiaries, taken as a whole.

                            MONUMENT MORTGAGE, INC.,
                            a Colorado corporation

                            By:
                              -----------------------------------------
                            Its:
                              -----------------------------------------
                            Title:
                              -----------------------------------------

                                                                  EXHIBIT C-
WC

                         WORKING CAPITAL ADVANCE REQUEST


Date:


     Reference is made to that certain Warehousing Credit and Security Agreement between MONUMENT MORTGAGE, INC., a California corporation (the "Company") and
RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), dated as of March ___, 1995 (as the same may be amended, modified, supplemented, renewed or restated from time to time, the "Agreement"). All capitalized terms used herein and all Section numbers given herein refer to those terms and Sections set forth in the Agreement. This Working Capital Advance Request is submitted to the Lender pursuant to Section 2.6(a) of the Agreement.

     The undersigned hereby requests a Working Capital Advance in the aggregate principal amount of $_________________ to be made on _______________,
199__.

     The aggregate outstanding principal balances of the Mortgage Loans serviced pursuant to PNMA and FHLMC Servicing Contracts included in the Servicing
Collateral as of the date hereof is $________________.  The Servicing
Collateral
Value as of the date hereof is $________________. The Company represents and warrants that it has no reason to believe that such amounts are incorrect. The aggregate principal amounts of the Working Capital Advances and the Working
Capital Advances outstanding after giving effect to the Term Loan Advance requested hereby will not exceed the Servicing Collateral Value. The aggregate principal amount of all Working Capital Advances made under the Agreement, after giving effect to the Working Capital Advance requested hereby will not exceed the Working Capital Commitment.

     The representations and warranties of the Company set forth in Section 5 of the Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of such date.

     No Event of Default has occurred and is continuing.

     Since the Statement Date, there has been no material adverse change in the business, financial condition or results of operation of the Company and its
Subsidiaries, taken as a whole.



                            MONUMENT MORTGAGE, INC.,
                            a Colorado corporation

                            By:
                              ----------------------------------
                            Its:
                              ----------------------------------

                                                              EXHIBIT D-
SF(1)


                  PROCEDURES AND DOCUMENTATION FOR WAREHOUSING
                          SINGLE-FAMILY MORTGAGE LOANS

     The following procedures and documentation requireme is must be observed in all respects by the Company. All documented must be satisfactory to the Lender in its sole discretion. Terms used below, which are not otherwise defined, shall have the meanings given them in the Agreement. The HUD, FNMA and FHLMC form numbers referred to herein are for convenience only and the Company shall use the equivalent forms required at the time of delivery of the Mortgage Loans or
Mortgage-backed Securities. All Requests for Advance and Collateral Documents, should be submitted to the Lender in a top tabbed, legal size manila file folder, hole-punched and acco-fastened in the order specified in the Request for
Advance. Each folder should be labelled with the mortgagor name(s), Company loan number and Company name. If a Wet Settlement Advance is being requested, the
Request for Advance and required Collateral Documents should be submitted in accordance with the above instructions. The remaining Collateral Documents should be submitted with a cover letter identifying the mortgagor name(s) and
Company loan number.

I. Prior to making a Wet Settle Cant Advance, the Lender must receive the following:

     (1)  Estimate of the amount of the  requested  Advance one (1)
Business Day
          prior to such Advance.

     (2) Copy of settlement or funding check issued to the escrow/title company, if applicable.

     (3)  Original  Request for Advance  against  Single-Family  Mortgage
Loan,
          (Exhibit C-SF) and one (l) copy of same.

     (4)  Copy of the Purchase Commitment or satisfactory evidence thereof.

     (5)  Bailee Pledge Agreement (Exhibit M).

     (6)  A copy of the HUD-1 Settlement  Statement or equivalent  (Homer
Equity
          Mortgage Loans and Title I Mortgage Loans only).

The following must be received by the Lender within five (5) Business Days of the date of the Wet Settlement Advance:

----------
(1)  Replaced in Third Amendment (2/29/96), Exhibit D-SF.




     (7) Original signed Mortgage Note, endorsed by the Company in , blank with corresponding interim endorsements, if applicable, and one copy of same.

     (8)  Copy of the Mortgage certified true by the escrow/title company.

     (9) Copies of all interim assignments of the Mortgage certified true by the escrow/title company (recorded or sent for recordation).
Mortgage
          Note must bear corresponding endorsements.

     (10) An assignment of the Mortgage to the Lender in recordable form but unrecorded.

II.  Prior to the making of an Advance  (other than a but  Settlement
Advance),
     the Lender must receive all of the Collateral Documents listed in
Section I
     above.

III. The Lender exclusively shall deliver the Mortgage Notes and other original
     Collateral Documents evidencing Pledged Mortgages or Pledged
Securities and
     related pool documents to the Investor or pool custodian, unless otherwise agreed in writing.

A. The following procedures are to be followed for deliveries of Pledged
     Mortgages:

     No later than one (1) Business Day prior to the requested shipment date and no later than one (1) Business Day prior to the expiration date of the purchase
Commitment, the Lender must receive the following:

     (1)  Signed shipping instructions for the delivery of the Pledged
Mortgages
          including the following:

          (a) Name and address of the office of the Investor to which the lean documents are to be shipped, the desired shipping date and the preferred method of delivery;

          (b)  Instructions for endorsement of the Mortgage Note;

          (c)  Names of mortgagor(s), Mortgage Note Amounts of Pledged
Mortgages
               to be shipped and the Company's loan number; and

          (d)  Commitment number and expiration date of the Purchase
Commitment.

     (2) For deliveries of Pledged Mortgages to FMMA for cash purchase, the following additional documents are required:

          (a) Copy of Loan Schedule (FNMA Form 1068 or 1069) showing the
               Lender's designated FNMA payee code as / recipient of the loan purchase proceeds.

     (3) For deliveries of Pledged Mortgages to FHLMC for cash purchase, the following additional documents are required:

          (a)  Original completed  Warehouse Lender Release of Security
Interest
               (FHLMC Form 996) to be executed by the Lender, designating the
               Lender as the  Warehouse  Lender and showing the Cash
Collateral
               Account designated by the Lender as the receiving account for loan purchase proceeds.

          (b)  Copy  of  Wire  Transfer  Authorization  for  Al  Cash
Warehouse
               Delivery  (FHLMC  Form  987),   designating  the  Lender  as
the
               Warehouse   Lender  and  shoring  the  Cash  Collateral
Account
               designated by the Lender as the receiving account for loan purchase proceeds.

B. In the event Pledged Mortgages are delivered to a pool custodian, other than an Approved Custodian, payment of the related Advance is required within two (2) Business Days of shipment.

The following procedures are to be followed for deliveries of Pledged Mortgages to Approved Custodian:

No later than one (1) Business Day prior to the requested shipment date and no later than one (1) Business Day prior to required delivery date to the Approved
Custodian, the lender must receive the following:

     (1)  Signed shipping instructions for the delivery of the Pledged
Mortgages
          to the approved Custodian including the following:

          (a) Name and address/of the office of the Approved Custodian to which the loan documents are to be shipped, the desired shipping date and the preferred method of delivery;

          (b)  Instructions for endorsement of the Mortgage Note;

          (c)  Names of Mortgagor and Mortgage Note Amounts of Pledged
Mortgages
               to be shipped; and

          (d)  Commitment number and expiration date of the Purchase
Commitment
               for the Pledged Securities.

     (2) For FNMA Mortgage-backed Securities issuance, the following additional documents are required:

          (a)  Copy of Schedule of Mortgages (FNMA Form 2005 or 2025).

          (b)  Copy of Delivery  Schedule (FNMA Form 2014),  instructing
FNMA to
               issue the  Mortgage-backed  Securities in the name of the
Company
               with the Lender as pledges  and to  deliver  the  Mortgage-
backed
               Securities  to the Lender's  custody  account at Chemical
Bank NY
               (CHEMICAL   NYC/GEOCUST/MR9229490)   and  bearing  the
following
               instructions: "These instructions may not be changed without the prior written consent of Residential Funding Corporation, Preston
               A. Lyvers,  Vice President or Michele  Troughton,  Assistant
Vice
               President."

     (3)  For  FHLMC   Mortgage-backed   Securities   issuance,   the
following
          additional documents are required:

          (a)  Copy of Settlement  Information and Delivery Authorization
(FHLMC
               Form 939),  designating  ,the Lender as the Warehouse
Lender and
               instructing  FHLMC to deliver the  Mortgage-backed
Securities to
               the  Lender's  custody  account  at  Chemical  Tank NY
(CHEMICAL
               NYC/GEOCUST/MR9229490).

          (b)  Original  Warehouse  Lender Release of Security  Interest
(FHLMC
               Form 996) to be executed by the Lender, designating the Lender as the Warehouse Lender and instructing FHLMC to deliver the
               Mortgage-backed Securities to the Lender's custody account at
               Chemical Bank NY (CHEMICAL NYC/GEOCUST/MR9229490).

     (4) For GNMA Mortgage-backed Securities issuance, the following additional documents are required:

          (a)  Signed original Schedule of Mortgages (HUD Form 11706).

          (b)  Signed  original   Schedule  of  Subscribers   (HUD  Form
11705)
               instructing GNMA to issue the  Mortgage-backed  Securities in the
               name of the Company and  designating  Chemical  Bank as
Agent for
               the  Lender  as the  subscriber,  using the  following
language:
               CHEMICAL BANK AS AGENT FOR  RESIDENTIAL  FUNDING
CORPORATION SEG
               ACCT MANUF/CUST/MR9229490).  The following instructions must also
               be included on the form:  "These  instructions may not be
changed
               without  the  prior  written   consent  of  Residential
Funding
               Corporation,   Preston  A.  Lyvers,  Vice  President  or
Michele
               Troughton, Assistant Vice President."

          (c)  Completed original Release of Security Interest (HUD Form
11711A)
               to be executed by the Lender.

     (5)  No later than two (2) Business Days prior to the  Settlement
Date for
          the  Mortgage-backed   Securities,  the  Lender  must  receive
signed
          Securities Delivery Instructions form attached hereto as Schedule
I.

     Upon  instruction by the Company,  the Lender will complete the endorsement
of the  Mortgage  Note and make  arrangements  for the  delivery of the original
Collateral  Documents  evidencing  Pledged  Mortgages or Pledged
Securities and
related  original  pool  documents  with the  appropriate  bailee  letter to the
Investor,   Approved  Custodian,  or  other  pool  custodian.  Upon
receipt  of
Mortgage-backed   Securities,   the  Lender  will  cause  such   Mortgage-
backed
Securities,   to  be  delivered  to  the  Investor  which  issued  the
Purchase
Commitment. Mortgage-backed Securities will be released to the Investor only upon payment of the purchase proceeds to the Lender. Cash proceeds of sales of
Pledged Mortgages and Pledged Securities shall be applied to related Advances outstanding under the Commitment. Provided no Default exists, the Lender shall return any excess proceeds of the sale of Mortgage Loans or Mortgage-backed
Securities to the Company, unless otherwise instructed in writing.

                                                                    EXHIBIT
D-TL

                     PROCEDURES AND DOCUMENTATION FOR RATING
                                TERM LOAN DEVICES


     The following procedures and documentation requirements must be observed in all respects by the Company. All documents must be satisfactory to the Lender in its sole discretion. Terms used below, which are not otherwise defined, shall have the meanings given them in the Warehousing Credit and Security Agreement, as amended, modified or renewed from time to time.

At least five (5) days prior to the date of the requested Advance, the Lender must receive the following:

     (1) An original Term Loan Advance Request (Exhibit C-TL) signed by an authorized officer of the Company.

     (2)  A summary of the Servicing Contracts to be acquired as follows:

          (a)  By investor:

               (i)  Unpaid Principal Balance

               (ii) Weighted Average Coupon

               (iii) Weighted Average Servicing Fee

               (iv) 60 days or more delinquency rate

               (v)  Foreclosure Rate

               (vi) Bankruptcy Rate

          (b)  Total Geographic Breakdown

     (3)  A post  acquisition  pro  forma  profile  of the  Company's
Servicing
          Portfolio as follows:

          (a)  By investor:

               (i)  Unpaid Principal Balance

               (ii) Weighted Average Coupon

               (iii) Weighted Average Servicing Fee

               (iv) 60 days or more delinquency rate

               (v)  Foreclosure Rate

               (vi) Bankruptcy Rate

          (b)  Total Geographic Breakdown

     (4)  Copies of the final,  executed  agreements,  documents and instruments
          pursuant  to  which  such  Servicing   Acquisition   will  occur
(the
          "Acquisition Documents").

     (5)  Any consents to its security  interest in the  Acquisition
Documents,
          the rights of the company thereunder and the Servicing Contracts to be acquired that the Lender, in its discretion, deems necessary or appropriate.

     (6) Such UCC Financing statements or amendments as the Lender, in its sole discretion, may request to perfect or continue the perfection of its security interest.

     (7) Evidence satisfactory to the Lender that the Company has received all consents from and provided all notices to FNMA, FHLMC, GMMA and other governmental agencies required for the Company to assume the Servicing
          Contracts to be acquired and to continue its business after such
          Servicing Acquisition.

     (8) Such UCC, tax lien and judgment searches in the appropriate public records for the seller(s) in such Servicing Acquisition, which shall not have disclosed the existence of any prior Lien on the Servicing
          Contracts to be acquired by the Company.

     (9)  A letter of direction  from the Company to the Lender,  directing the
          Lender  to  disburse  the  proceeds  of such Term  Loan  Advances
and
          additional  funds to be in the possession of the Funding Bank directly
          to  the  seller(s)  in  such  Servicing   Acquisition,   and
evidence
          satisfactory to the Lenders that such Term Loan Advances and any such additional funds will be sufficient to pay the purchase price in such
          Servicing Acquisition in full.

     (10) Such  further  documents,  instruments,   opinions,  certificates
and
          evidence as the Lender may reasonably request.